                                                                    EXHIBIT 10.1

                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN


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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

                                TABLE OF CONTENTS

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ARTICLE I. NAME AND EFFECTIVE DATE...........................................................1

   1.1    Plan...............................................................................1
   1.2    Effective Date of the Plan.........................................................1
   1.3    Plan Purpose.......................................................................1
   1.4    Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan...................2
   1.5    Plan Intended to Qualify...........................................................2

ARTICLE II. DEFINITIONS......................................................................4

   2.1    Accounts...........................................................................4
   2.2    Affiliated Company.................................................................4
   2.3    After Tax Deposits.................................................................4
   2.4    After Tax Deposits Account.........................................................4
   2.5    Allergan ESOP Account..............................................................4
   2.6    Allergan Stock.....................................................................4
   2.7    Anniversary Date...................................................................4
   2.8    Before Tax Deposits................................................................4
   2.9    Before Tax Deposits Account........................................................4
   2.10   Beneficiary........................................................................5
   2.11   Board of Directors.................................................................5
   2.12   Break in Service...................................................................5
   2.13   Code...............................................................................5
   2.14   Committee..........................................................................5
   2.15   Company............................................................................5
   2.16   Company Contributions..............................................................5
   2.17   Company Contributions Account......................................................5
   2.18   Company Stock......................................................................5
   2.19   Compensation.......................................................................5
   2.20   Credited Service...................................................................7
   2.21   Disability.........................................................................8
   2.22   Effective Date.....................................................................8
   2.23   Eligible Employee..................................................................8
   2.24   Eligible Retirement Plan...........................................................9
   2.25   Eligible Rollover Distribution.....................................................9
   2.26   Employee..........................................................................10
   2.27   Employment Commencement Date......................................................10
   2.28   ERISA.............................................................................10
   2.29   Forfeitures.......................................................................10
   2.30   415 Suspense Account..............................................................10
   2.31   Highly Compensated Employee.......................................................10



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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

                                TABLE OF CONTENTS

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   2.32   Hour of Service...................................................................12
   2.33   Investment Manager................................................................12
   2.34   Leased Employee...................................................................12
   2.35   Leave of Absence..................................................................12
   2.36   Matched Deposits..................................................................13
   2.37   Matching Contributions............................................................13
   2.38   Normal Retirement Age.............................................................14
   2.39   Participant.......................................................................14
   2.40   Participant Deposits..............................................................14
   2.41   Period of Severance...............................................................14
   2.42   Plan..............................................................................14
   2.43   Plan Administrator................................................................14
   2.44   Plan Year.........................................................................14
   2.45   Profit Sharing Account............................................................14
   2.46   Profit Sharing Contributions......................................................14
   2.47   Reemployment Commencement Date....................................................14
   2.48   Rollover Account..................................................................15
   2.49   Severance.........................................................................15
   2.50   Severance Date....................................................................15
   2.51   Sponsor...........................................................................16
   2.52   Transferring Employee.............................................................16
   2.53   Trust.............................................................................16
   2.54   Trust Agreement...................................................................16
   2.55   Trustee...........................................................................16
   2.56   Valuation Date....................................................................16
   2.57   Definitions relating to the Allergan Savings Plan.................................16

ARTICLE III. ELIGIBILITY AND PARTICIPATION..................................................17

ARTICLE IV. PARTICIPANT DEPOSITS............................................................18

   4.1    Election..........................................................................18
   4.2    Amount Subject to Election........................................................19
   4.3    Limitation on Compensation Deferrals..............................................21
   4.4    Provisions for Return of Excess Before Tax Deposits Over $11,000..................24
   4.5    Provision for Recharacterization or Return of Excess Deferrals by Highly
          Compensated Participants..........................................................26
   4.6    Contributions under the Allergan Savings Plan.....................................28
   4.7    Termination, Change in Rate, or Resumption of Deferrals...........................29
   4.8    Character of Deposits.............................................................29
   4.9    Rollover Contributions............................................................29



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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

                                TABLE OF CONTENTS

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ARTICLE V. TRUST FUND AND COMPANY CONTRIBUTIONS.............................................31

   5.1    General...........................................................................31
   5.2    Single Trust......................................................................31
   5.3    Company Contributions.............................................................31
   5.4    Form of Company Contributions.....................................................33
   5.5    Investment of Trust Assets........................................................33
   5.6    Irrevocability....................................................................37
   5.7    Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund.........37
   5.8    Certain Offers for Company Stock..................................................37
   5.9    Voting of Company Stock...........................................................41
   5.10   Securities Law Limitation.........................................................43
   5.11   Distributions.....................................................................43
   5.12   Taxes.............................................................................43
   5.13   Trustee Records to be Maintained..................................................43
   5.14   Annual Report of Trustee..........................................................43
   5.15   Appointment of Investment Manager.................................................44
   5.16   Certain Offers for Allergan Stock; Voting of Allergan Stock.......................44

ARTICLE VI. ACCOUNTS AND ALLOCATIONS........................................................45

   6.1    Participants' Accounts............................................................45
   6.2    Allocation of Amounts Contributed by Participants.................................45
   6.3    Allocation of Company Contributions and Forfeitures...............................45
   6.4    Valuation of Participants' Accounts...............................................46
   6.5    Valuation of Company Stock........................................................46
   6.6    Dividends, Splits, Recapitalizations, Etc.........................................47
   6.7    Stock Rights, Warrants or Options.................................................47
   6.8    Allergan Stock....................................................................47
   6.9    Treatment of Accounts Upon Severance..............................................47
   6.10   Cash Dividends....................................................................47
   6.11   Miscellaneous Allocation Rules....................................................48
   6.12   Cash Dividends on Allergan Stock..................................................49
   6.13   Limitations on After Tax Deposits and Matching Contributions......................49
   6.14   Provision for Disposition of Excess After Tax Deposits
          or Matching Contributions on Behalf of Highly Compensated Participants............52

ARTICLE VII. VESTING IN PLAN ACCOUNTS.......................................................55

   7.1    No Vested Rights Except as Herein Provided........................................55
   7.2    Vesting Schedule..................................................................55
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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

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   7.3    Severance When Less than Fully Vested.............................................56
   7.4    Vesting of Participant Deposits...................................................57

ARTICLE VIII. PAYMENT OF PLAN BENEFITS......................................................58

   8.1    Withdrawals During Employment.....................................................58
   8.2    Distributions Upon Termination of Employment or Disability........................59
   8.3    Distribution Upon Death of Participant............................................60
   8.4    Designation of Beneficiary........................................................60
   8.5    Hardship Withdrawal Rule..........................................................62
   8.6    Distribution Rules................................................................63
   8.7    Forfeitures.......................................................................64
   8.8    Valuation of Plan Benefits Upon Distribution......................................65
   8.9    Lapsed Benefits...................................................................65
   8.10   Persons Under Legal Disability....................................................66
   8.11   Additional Documents..............................................................66
   8.12   Trustee-to-Trustee Transfers......................................................67
   8.13   Loans to Participants.............................................................67
   8.14   Put Option for Company Stock Allocated to Allergan ESOP Accounts..................69

ARTICLE IX. OPERATION AND ADMINISTRATION....................................................73

   9.1    Appointment of Committee..........................................................73
   9.2    Transaction of Business...........................................................73
   9.3    Voting............................................................................73
   9.4    Responsibility of Committee.......................................................74
   9.5    Committee Powers..................................................................74
   9.6    Additional Powers of Committee....................................................75
   9.7    Periodic Review of Funding Policy.................................................76
   9.8    Claims Procedure..................................................................76
   9.9    Appeals Procedures................................................................76
   9.10   Limitation on Liability...........................................................77
   9.11   Indemnification and Insurance.....................................................77
   9.12   Compensation of Committee and Plan Expenses.......................................78
   9.13   Resignation.......................................................................78
   9.14   Reliance Upon Documents and Opinions..............................................78

ARTICLE X. AMENDMENT AND ADOPTION OF PLAN...................................................79

   10.1   Right to Amend Plan...............................................................79
   10.2   Adoption of Plan by Affiliated Companies..........................................79
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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

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ARTICLE XI. DISCONTINUANCE OF CONTRIBUTIONS.................................................80

ARTICLE XII. TERMINATION AND MERGER.........................................................81

   12.1   Right to Terminate Plan...........................................................81
   12.2   Merger Restriction................................................................81
   12.3   Effect on Trustee and Committee...................................................81
   12.4   Effect of Reorganization, Transfer of Assets or Change in Control.................81

ARTICLE XIII. LIMITATION ON ALLOCATIONS.....................................................84

   13.1   General Rule......................................................................84
   13.2   Annual Additions..................................................................84
   13.3   Other Defined Contribution Plans..................................................85
   13.4   Adjustments for Excess Annual Additions...........................................85
   13.5   Compensation......................................................................85
   13.6   Treatment of 415 Suspense Account Upon Termination................................86
   13.7   Annual Additions under the Allergan Savings Plan..................................86

ARTICLE XIV. TOP-HEAVY RULES................................................................88

   14.1   Applicability.....................................................................88
   14.2   Definitions.......................................................................88
   14.3   Top-Heavy Status..................................................................89
   14.4   Minimum Contributions.............................................................91
   14.5   Minimum Vesting Rules.............................................................92
   14.6   Noneligible Employees.............................................................92

ARTICLE XV. RESTRICTION ON ASSIGNMENT OR OTHER ALIENATION OF PLAN BENEFITS..................93

   15.1   General Restrictions Against Alienation...........................................93
   15.2   Qualified Domestic Relations Orders...............................................93

ARTICLE XVI. MISCELLANEOUS PROVISIONS.......................................................97

   16.1   No Right of Employment Hereunder..................................................97
   16.2   Effect of Article Headings........................................................97
   16.3   Limitation on Company Liability...................................................97
   16.4   Gender............................................................................97
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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

                                TABLE OF CONTENTS

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   16.5   Interpretation....................................................................97
   16.6   Withholding For Taxes.............................................................97
   16.7   California Law Controlling........................................................97
   16.8   Plan and Trust as One Instrument..................................................97
   16.9   Invalid Provisions................................................................97
   16.10  Counterparts......................................................................98

APPENDIX A - Special Provisions for Puerto Rico-Based Payroll Employees....................A-1

APPENDIX B - Special Provisions Relating to Allergan Stock.................................B-1
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                                       vi

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                          ADVANCED MEDICAL OPTICS, INC.

                                   401(K) PLAN

                                   ARTICLE I.
                             NAME AND EFFECTIVE DATE

        1.1 Plan. This document, made and entered into by Advanced Medical Optics, Inc., a Delaware corporation ("AMO"), establishes the Advanced Medical Optics, Inc. 401(k) Plan1 (the "Plan") effective as of the Distribution Date (defined below). Allergan, Inc., a Delaware corporation ("Allergan") is expected to distribute the shares of Common Stock, par value $0.01 per share, of AMO to the stockholders of Allergan. Upon such distribution, AMO will cease to be a subsidiary of Allergan. Such distribution is referred to herein as the "Distribution," and the date of the Distribution is referred to herein as the "Distribution Date."

                In connection with the Distribution, the assets and liabilities attributable to the accounts of the "Transferring Employees" (as defined below) in the Allergan, Inc. Savings and Investment Plan (the "Allergan Savings Plan"), a qualified profit sharing plan with a qualified cash or deferred arrangement, were spun off in accordance with Section 414(l) of the Code (as defined below), Treasury Regulation Section 1.414(1)-1, and Section 208 of ERISA (as defined below) to establish the Plan, effective as of the Distribution Date. The assets attributable to the accounts of the "Transferring Employees" in the Allergan Savings Plan (including, without limitation, any outstanding loans of the "Transferring Employees" from the Allergan Savings Plan) will be transferred, in kind, from the trust established pursuant to the Allergan Savings Plan to the trust established pursuant to the Plan, as soon as administratively practical after the Distribution.

                Also, in connection with the Distribution, the assets and liabilities attributable to the accounts of the Transferring Employees in the Allergan, Inc. Employee Stock Ownership Plan (the "Allergan ESOP") were transferred from the Allergan ESOP to the Plan in a transfer of assets and liabilities in accordance with Section 414(l) of the Code, Treasury Regulation
Section 1.414(l)-1, and Section 208 of ERISA, effective as of the Distribution Date. Upon such transfer, the assets and liabilities so transferred were converted from a qualified employee stock ownership plan to a qualified profit sharing plan. The assets attributable to the accounts of the "Transferring Employees" in the Allergan ESOP will be transferred, in kind, from the trust established pursuant to the Allergan ESOP to the trust established pursuant to the Plan, as soon as administratively practical after the Distribution.

        1.2 Effective Date of the Plan. The Effective Date of the Advanced Medical Optics, Inc. 401(k) Plan, hereinafter referred to as the "Plan," shall be the Distribution Date, unless otherwise specified in the Plan.

        1.3 Plan Purpose. The purpose of the Plan is to enable Eligible Employees of AMO, and any Affiliated Companies that are authorized by the Board of Directors to participate in the Plan, to share in the growth and prosperity of the Company and to provide Participants with an opportunity to accumulate capital for their future economic security. All assets acquired under the Plan as a result of Company Contributions, income, and other additions to the Fund under the

Plan shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan, which is to be administered by the Committee for the exclusive benefit of Participants in the Plan and their Beneficiaries.

        1.4 Merger of Allergan, Inc. Puerto Rico Savings and Investment Plan. The Allergan, Inc. Puerto Rico Savings and Investment Plan was merged with and into the Allergan Savings Plan effective as of January 1, 1999. All account balances of the Allergan, Inc. Puerto Rico Savings and Investment Plan were transferred to the Allergan Savings Plan, and all account balances that were transferred to the Allergan Savings Plan as a result of such merger, which were spunoff to establish the Plan, shall be administered, distributed, forfeited and otherwise governed by the provisions of the Plan and Appendix A, which is attached hereto and made a part hereof.

        1.5 Plan Intended to Qualify. The Plan is an employee benefit plan that is intended to qualify under Code Section 401(a) as a qualified profit sharing plan and under Code Section 401(k) as a qualified cash or deferred arrangement.

                The Plan is established by a spinoff of the assets and liabilities attributable to the accounts of the Transferring Employees in the Allergan Savings Plan. The Allergan Savings Plan's last determination letter was issued by the Internal Revenue Service on September 24, 1999 with respect to the Allergan, Inc. Savings and Investment Plan (Restated 1998) and its compliance with the changes to the qualification requirements made by the Uruguay Round Agreements Act, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997 (collectively referred to as the "GUST Amendments") which were effective for Plan Years beginning prior to January 1, 1999. The Allergan Savings Plan was amended and restated, generally effective as of January 1, 2002, in order to comply with all changes to the qualification requirements made by the GUST Amendments, the Community Renewal Tax Relief Act of 2000 ("CRA"), including qualification requirements that are effective for Plan Years beginning on or after January 1, 1999, and the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), and a request for a favorable determination letter with respect to such amendment and restatement has been filed with the Internal Revenue Service. The EGTRRA provisions of the amendment and restatement of the Allergan Savings Plan are intended to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

                The assets and liabilities attributable to the accounts of the Transferring Employees in the Allergan ESOP were transferred to the Plan. The Allergan ESOP was amended and restated, generally effective as of January 1, 2002, in order to comply with all changes to the qualification requirements made by the GUST Amendments, the CRA, including qualification requirements that are effective for Plan Years beginning on or after January 1, 1999 and the EGTRRA, and a request for a favorable determination letter with respect to such amendment and restatement has been filed with the Internal Revenue Service. The EGTRRA provisions of the amendment and restatement of the Allergan ESOP are intended to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and the guidance issued thereunder.

                The provisions of the Plan are intended to comply with all changes to the qualification requirements made by the GUST Amendments, the CRA, including qualification requirements that are effective for Plan Years beginning on or after January 1, 1999, and EGTRRA. It is further intended that the EGTRRA provisions of the Plan are to be regarded as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder.

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                                   ARTICLE II.
                                   DEFINITIONS

        2.1 Accounts. "Accounts" or "Participant's Accounts" shall mean the After Tax Deposits Accounts, Before Tax Deposits Accounts, Company Contribution Accounts, Profit Sharing Accounts, Rollover Accounts and Allergan ESOP Accounts maintained for the various Participants.

        2.2 Affiliated Company. "Affiliated Company" shall mean (i) any corporation, other than the Sponsor, which is included in a controlled group of corporations (within the meaning of Code Section 414(b)) of which the Sponsor is a member, (ii) any trade or business, other than the Sponsor, which is under common control (within the meaning of Code Section 414(c)) with the Sponsor,
(iii) any entity or organization, other than the Sponsor, which is a member of an affiliated service group (within the meaning of Code Section 414(m)) of which the Sponsor is a member, and (iv) any entity or organization, other than the Sponsor, which is affiliated with the Sponsor under Code Section 414(o). An entity shall be an Affiliated Company pursuant to this Section only during the period of time in which such entity has the required relationship with the Sponsor under clauses (i), (ii), (iii) or (iv) of this Section after the Effective Date of the Plan.

        2.3 After Tax Deposits. "After Tax Deposits" shall mean those contributions made by a Participant which represent after-tax contributions.

        2.4 After Tax Deposits Account. "After Tax Deposits Account" of a Participant shall mean his or her individual account in the Trust Fund in which are held his or her After Tax Deposits and the earnings thereon, and the amounts transferred from such Participant's "After Tax Deposits Account" (as defined in the Allergan Savings Plan) in the Allergan Savings Plan to the Plan, if any, in the spinoff from the Allergan Savings Plan and credited in accordance with
Section 6.1 and the earnings thereon.

        2.5 Allergan ESOP Account. "Allergan ESOP Account" of a Participant shall mean his or her individual account in the Trust Fund in which are held the amounts transferred from such Participant's "ESOP Account" (as defined in the Allergan ESOP) in the Allergan ESOP to the Plan, if any, in the transfer of assets and liabilities from the Allergan ESOP and credited in accordance with
Section 6.1 and the earnings thereon.

        2.6 Allergan Stock. "Allergan Stock" shall mean shares of Common Stock, par value $0.01 per share, of Allergan, or any class of stock of Allergan distributed in respect of Allergan Stock held by the Trust.

        2.7 Anniversary Date. "Anniversary Date" shall mean the last day of each Plan Year.

        2.8 Before Tax Deposits. "Before Tax Deposits" shall mean those contributions made by a Participant which represent pre-tax contributions.

        2.9 Before Tax Deposits Account. "Before Tax Deposits Account" of a Participant shall mean his or her individual account in the Trust Fund in which are held his or her Before

Tax Deposits and the earnings thereon, and the amounts transferred from such Participant's "Before Tax Deposits Account" (as defined in the Allergan Savings
Plan) in the Allergan Savings Plan to the Plan, if any, in the spinoff from the Allergan Savings Plan and credited in accordance with Section 6.1 and the earnings thereon.

        2.10 Beneficiary. "Beneficiary" or "Beneficiaries" shall mean the person or persons last designated by a Participant as set forth in Section 8.4 or, if there is no designated Beneficiary or surviving Beneficiary, the person or persons designated pursuant to Section 8.4 to receive the interest of a deceased Participant in such event.

        2.11 Board of Directors. "Board of Directors" shall mean the Board of Directors of the Sponsor (or its delegate) as it may from time to time be constituted.

        2.12 Break in Service. "Break in Service" shall mean, with respect to an Employee, each period of 12 consecutive months during a Period of Severance that commences on the Employee's Severance Date or on any anniversary of such Severance Date.

        2.13 Code. "Code" shall mean the Internal Revenue Code of 1986 and the regulations thereunder. Reference to a specific Code Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

        2.14 Committee. "Committee" shall mean the committee to be appointed under the provisions of Section 9.1 to administer the Plan.

        2.15 Company. "Company" shall mean collectively the Sponsor and each Affiliated Company that adopts the Plan in accordance with Section 10.2.

        2.16 Company Contributions. "Company Contributions" shall mean all amounts (whether in cash or other property, including Company Stock), including Matching Contributions and Profit Sharing Contributions, paid by the Company pursuant to Section 5.3 into the Trust Fund established and maintained under the provisions of the Plan for the purpose of providing benefits for Participants and their Beneficiaries. Unless expressly stated otherwise in the Plan, Company Contributions shall not include Participant Before Tax or After Tax Deposits.

        2.17 Company Contributions Account. "Company Contributions Account" shall mean a Participant's individual account in the Trust Fund in which are held Matching Contributions and the earnings thereon, and the amounts transferred from such Participant's "Company Contributions Account" (as defined in the Allergan Savings Plan) in the Allergan Savings Plan to the Plan, if any, in the spinoff from the Allergan Savings Plan and credited in accordance with
Section 6.1 and the earnings thereon.

        2.18 Company Stock. "Company Stock" shall mean any class of stock of the Sponsor which constitutes both "qualifying employer securities" as defined in
Section 407(d)(5) of ERISA and "employer securities" as defined in Code Section 409(1).

        2.19 Compensation. "Compensation" shall mean the following:

                (a) Compensation shall include amounts paid during a Plan Year to a Participant by the Company for services rendered, including base earnings, commissions and similar incentive compensation, cost of living allowances earned within the United States of America, holiday pay, overtime earnings, pay received for election board duty, pay received for jury and witness duty, pay received for military service (annual training), pay received for being available for work, if required (call-in premium), shift differential and premium, sickness/accident related pay, vacation pay, vacation shift premium, and bonus amounts paid under the (i) Sales Bonus Program, (ii) Management Bonus Plan or Executive Bonus Plan, either in cash or in restricted stock, and (iii) group performance sharing payments, such as the "Partners for Success."

                (b) Compensation shall include amounts of salary reduction elected by a Participant under a Code Section 401(k) cash or deferred arrangement or a Code Section 125 cafeteria plan.

                (c) Compensation shall not include business expense reimbursements; Company gifts or the value of Company gifts; Company stock related options and payments; employee referral awards; flexible compensation credits paid in cash; special overseas payments, allowances and adjustments including, but not limited to, pay for cost of living adjustments and differentials paid for service outside of the United States, expatriate reimbursement payments, and tax equalization payments; forms of imputed income; long-term disability pay; payment for loss of Company car; Company car allowance; payments for patents or for writing articles; relocation and moving expenses; retention and employment incentive payments; severance pay; long-term incentive awards, bonuses or payments; "Impact Award" payments; "Employee of the Year" payments; "Awards for Excellence" payments; special group incentive payments and individual recognition payments which are nonrecurring in nature; tuition reimbursement; and contributions by the Company under the Plan or distributions hereunder, any contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Code Section 401(a) (other than contributions constituting salary reduction amounts elected by the Participant under a Code Section 401(k) cash or deferred arrangement), any payments under a health or welfare plan sponsored by the Company, or premiums paid by the Company under any insurance plan for the benefit of Employees.

                (d) Compensation for any Plan Year shall not include amounts in excess of $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B) for purposes of determining all benefits provided under the Plan for any Plan Year. Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year. For purposes of determining a Participant's Compensation used in calculating the Profit Sharing Contribution for such Participant, if any, with respect to the Plan Year ending on December 31, 2002, the limitation on Compensation shall equal $200,000, multiplied by a fraction, the numerator of which is the number of days in the Plan Year, and the denominator is 365.

                (e) Notwithstanding the foregoing, for purposes of applying the provisions of Articles XIII and XIV, a Participant's Compensation shall be determined pursuant to the definition of "Compensation" as set forth in Section 13.5 or 14.2(i), as the case may be.

                (f) Except as specifically provided otherwise, Compensation shall not include amounts paid or received prior to the Effective Date.

        2.20 Credited Service. "Credited Service" shall mean, with respect to each Employee, his or her years and months of Credited Service determined in accordance with the following rules:


                (a) In the case of any Employee who was employed by the "Company" (as defined in the Allergan Savings Plan) at any time prior to the Effective Date, for the period prior to the Effective Date, such Employee shall be credited with Credited Service under the Plan equal to the period (if any) of "Credited Service" (as defined in the Allergan Savings Plan) credited to such Employee under the Allergan Savings Plan. In the case of any Employee who was employed by the "Company" (as defined in the Allergan ESOP) at any time prior to the Effective Date, such Employee shall be credited with Credited Service under the Plan equal to the period (if any) of "Credited Service" (as defined in the Allergan ESOP) credited to such Employee under the Allergan ESOP. Notwithstanding the foregoing, a Employee shall not receive duplicative credit for any such period of "Credited Service" under the Allergan Savings Plan or the Allergan ESOP.

                (b) In the case of any Employee who is employed by the Company on or after the Effective Date, an Employee shall receive Credited Service for the elapsed period of time between each Employment Commencement Date (or Reemployment Commencement Date) of the Employee and the Severance Date which immediately follows that Employment Commencement Date (or Reemployment Commencement Date). Solely for the purpose of determining an Employee's Credited Service under this paragraph (b), in the case of an Employee who is employed on the Effective Date, that date shall be deemed to be an Employment Commencement Date of the Employee (with service credit for periods prior to the Effective Date to be determined under paragraph (a) above). An Employee who is absent from work on an authorized Leave of Absence shall be deemed to have incurred a Severance (if any) in accordance with the rules of Section 2.49.

                (c) An Employee shall receive Credited Service credit for periods between a Severance and his or her subsequent Reemployment Commencement Date in accordance with the following rules:

                        (i) If an Employee incurs a Severance by reason of a
                quit, discharge, Disability, or retirement whether or not such a Severance occurs during an approved Leave of Absence and the Employee is later reemployed by the Company prior to his or her incurring a Break in Service, he or she shall receive

                Credited Service for the period commencing with his or her Severance Date and ending with his or her subsequent Reemployment Commencement Date.

                        (ii) Other than as expressly set forth above in this
                paragraph (c), an Employee shall receive no Credited Service with respect to periods between a Severance and a subsequent Reemployment Commencement Date.

                (d) For all purposes of the Plan, an Employee's total Credited Service shall be determined by aggregating any separate periods of Credited Service separated by any Breaks in Service.

                (e) An Employee shall be credited with Credited Service with respect to a period of employment with an Affiliated Company, but only to the extent that such period of employment would be so credited under the foregoing rules set forth in this Section had such Employee been employed during such period by the Company.

                (f) Notwithstanding the foregoing, unless the Sponsor shall so provide by resolution of its Board of Directors, or unless otherwise expressly stated in the Plan, an Employee shall not receive such Credited Service credit for any period of employment with an Affiliated Company prior to such entity becoming an Affiliated Company.

                (g) Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

        2.21 Disability. "Disability" shall mean any mental or physical condition which, in the judgment of the Committee, based on such competent medical evidence as the Committee may require, renders an individual unable to engage in any substantial gainful activity for the Company for which he or she is reasonably fitted by education, training, or experience and which condition can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months. The determination by the Committee, upon opinion of a physician selected by the Committee, as to whether a Participant has incurred a Disability shall be final and binding on all persons. If a Participant's Severance occurs upon the expiration of such Participant's medical Leave of Absence in accordance with the Company's medical Leave of Absence policies, as in effect as of the Effective Date, such Severance shall be deemed to be due to a Disability.

        2.22 Effective Date. "Effective Date" of this Plan shall mean the Distribution Date, unless otherwise specified in the Plan.

        2.23 Eligible Employee. "Eligible Employee" shall mean any United States-based payroll Employee and any Puerto Rico-based payroll Employee of the Company and any expatriate Employee of the Company who is a United States citizen or permanent resident, but excluding any non-resident alien of the United States and Puerto Rico, any non-regular manufacturing site transition Employee, any Leased Employee, and any Employee covered by a collective bargaining agreement.

        2.24 Eligible Retirement Plan. "Eligible Retirement Plan" shall mean an individual retirement account or annuity described in Code Section 408(a) or 408(b) and a qualified retirement plan described in Code Section 401(a) or 403(a) that accepts Eligible Rollover Distributions. An Eligible Retirement Plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan described in Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of an Eligible Rollover Distribution to a surviving spouse or to a spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order (as defined in
Article XV).

        2.25 Eligible Rollover Distribution. "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include:

                (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee of the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                (b) any distribution to the extent such distribution is required under Code Section 401(a)(9);

                (c) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);

                (d) any hardship distribution described in Code Section 401(k)(2)(B)(I)(IV), and any hardship withdrawal made pursuant to
        Section 8.1(e); and

                (e) any other distribution that is reasonably expected to total less than $200 during the year.

        A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of After Tax Deposits or the portion consists of rollover after tax employee contributions made pursuant to
Section 4.9, which are not includible in gross income. However, such portion(s) may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or 408(b) or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. For purposes of this Section, "Distributee" shall mean any Employee or former Employee receiving a distribution from the Plan. A Distributee also includes the Employee or former Employee's surviving spouse and the Employee or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order (as defined in Article XV) with regard to the interest of the spouse or former spouse.

        2.26 Employee. "Employee" shall mean, for purposes of the Plan, any person who is employed by the Sponsor or an Affiliated Company in any capacity, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company, as well as a Puerto Rico-based payroll Employee of the Sponsor or an Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

        2.27 Employment Commencement Date. "Employment Commencement Date" shall mean the date on which an Employee is first credited with an Hour of Service for the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Employment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which the entity became an Affiliated Company unless the Sponsor expressly determines otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

        2.28 ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974 and the regulations thereunder. Reference to a specific ERISA Section shall be deemed also to refer to any applicable regulations under that Section, and shall also include any comparable provisions of future legislation that amend, supplement or supersede that specific Section.

        2.29 Forfeitures. "Forfeitures" shall mean the nonvested portion of a Participant's benefit that is forfeited in accordance with the provisions of
Article VIII.

        2.30 415 Suspense Account. "415 Suspense Account" shall mean the account (if any) established and maintained in accordance with the provisions of Article XIII for the purpose of holding and accounting for allocations of excess Annual Additions (as defined in Article XIII).

        2.31 Highly Compensated Employee. "Highly Compensated Employee" shall mean:

                (a) An Employee who performed services for the Employer during the Plan Year or preceding Plan Year and is a member of one or more of the following groups:

                        (i) Employees who at any time during the Plan Year or
                preceding Plan Year were Five Percent Owners (as defined in
                Section 14.2).

                        (ii) Employees who received Compensation during the
                preceding Plan Year from the Employer in excess of $80,000 (as adjusted in such manner as is permitted under Code Section 414(q)(1)).

                (b) For the purpose of this Section, the term "Compensation" means compensation as defined in Code Section 415(c)(3), as set forth in
        Section 13.5.

                (c) The term "Highly Compensated Employee" includes a Former Highly Compensated Employee. A Former Highly Compensated Employee is any Employee who was (i) a Highly Compensated Employee when he or she terminated employment with the Employer or (ii) a Highly Compensated Employee at any time after attaining age 55.

                (d) For the purpose of this Section, the term "Employer" shall mean the Sponsor and any Affiliated Company.

                (e) The determination of who is a Highly Compensated Employee, including the determination of the Compensation that is considered, shall be made in accordance with Code Section 414(q) and applicable regulations to the extent permitted thereunder. The Committee, for administrative convenience, may establish rules and procedures for purposes of identifying Highly Compensated Employees, which rules and procedures may result in an Eligible Employee being deemed to be a Highly Compensated Employee for purposes of the limitations of Article IV and Article VI, whether or not such Eligible Employee is a Highly Compensated Employee described in Code Section 414(q).

                (f) Subject to Code Section 414(q) and the regulations thereunder, for purposes of this Section, with respect to the Plan Years ending on December 31, 2002 and 2003, "Highly Compensated Employee" shall be determined as follows:

                        (i) A Transferring Employee who at any time prior to the
                Effective Date and during the Plan Year or the preceding Plan Year was "Five Percent Owner" (as defined in the Allergan Savings Plan) shall be treated as an Employee described in paragraph (a)(i).

                        (ii) With respect to the Plan Year ending on December
                31, 2002, a Transferring Employee who received "Compensation" (as defined in the Allergan Savings Plan) during the preceding Plan Year from the "Employer" (as defined in the Allergan Savings Plan) in excess of $80,000 (as adjusted in such manner as is permitted under Code Section 414(q)(1)) shall be treated as an Employee described in paragraph (a)(ii).

                        (iii) With respect to the Plan Year ending on December
                31, 2003, a Transferring Employee's "Compensation" (as defined under the definition of "Highly Compensated Employee" in the Allergan Savings Plan) for the period commencing on January 1, 2002 and ending immediately prior to the Effective Date shall be treated as Compensation to the Employee under subsection (a).

        2.32 Hour of Service. "Hour of Service" shall mean an hour for which an Employee is paid or entitled to payment for the performance of duties for the Sponsor and any Affiliated Company.

        2.33 Investment Manager. "Investment Manager" shall mean the one or more Investment Managers, if any, that are appointed pursuant to Section 5.15 and who constitute investment managers under Section 3(38) of ERISA.

        2.34 Leased Employee. "Leased Employee" shall mean any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year, and such services are performed under the primary direction or control by recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A Leased Employee shall not be considered an Employee of the recipient if Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated workforce and such Leased Employee is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten (10) percent of compensation as defined under Code Section 415(c)(3); (ii) immediate participation; and (iii) full and immediate vesting.

        2.35 Leave of Absence.

                (a) "Leave of Absence" shall mean any personal leave from active employment (whether with or without pay) duly authorized by the Company under the Company's standard personnel practices. All persons under similar circumstances shall be treated alike in the granting of such Leaves of Absence. Leaves of Absence may be granted by the Company for reasons of health (including temporary sickness or short term disability) or public service or for any other reason determined by the Company to be in its best interests.

                (b) In addition to Leaves of Absence as defined in paragraph (a) above, the term Leave of Absence shall also mean a Maternity or Paternity Leave, as defined herein, but only to the extent and for the purposes required under paragraph (c) below. As used herein, "Maternity or Paternity Leave" shall mean an absence from work for any period (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) for purposes of caring for the child for a period beginning immediately following the birth or placement referred to in clauses (ii) or (iii) above.

                (c) Subject to the provisions of paragraph (d) below, a Maternity or Paternity Leave described in paragraph (b) above shall be deemed to constitute an authorized Leave of Absence for purposes of the Plan only to the extent consistent with the following rules:

                        (i) For purposes of determining whether a Break in
                Service has occurred, the Severance Date of a Participant who is absent by reason of a Maternity or Paternity Leave shall not be deemed to occur any earlier than the second anniversary of the date upon which such Maternity or Paternity Leave commences.

                        (ii) The Maternity or Paternity Leave shall be treated
                as a Leave of Absence solely for purposes of determining whether or not an Employee has incurred a Break in Service. Accordingly, such a Maternity or Paternity Leave shall not result in an accrual of Credited Service for purposes of the vesting provisions of the Plan or for purposes of determining eligibility to participate in the Plan pursuant to the provisions of Article III (except only in determining whether a Break in Service has occurred).

                        (iii) A Maternity or Paternity Leave shall not be
                treated as a Leave of Absence unless the Employee provides such timely information as the Committee may reasonably require to establish that the absence is for the reasons listed in paragraph (b) above and to determine the number of days for which there was such an absence.

                (d) Notwithstanding the limitations provided in paragraph (c) above, a Maternity or Paternity Leave described in paragraph (b) above shall be treated as an authorized Leave of Absence, as described in paragraph (a), for all purposes of the Plan to the extent the period of absence is one authorized as a Leave of Absence under the Company's standard personnel practices and thus is covered by the provisions of paragraph (a) above without reference to the provisions of paragraph (b) above, provided, however, that the special rule provided under this paragraph (d) shall not apply if it would result in a Participant who is absent on a Maternity or Paternity Leave being deemed to have incurred a Break in Service sooner than under the rules set forth in paragraph (c).

        2.36 Matched Deposits. "Matched Deposits" of a Participant shall mean his or her Deposits (whether Before Tax or After Tax) not in excess of eight percent (8%) of Compensation; Matched Deposits shall include "catch-up" Before Tax Deposits as described in Section 4.2(e). Matched Deposits shall participate in allocations of Company Contributions and Forfeitures.

        2.37 Matching Contributions. "Matching Contributions" shall mean all amounts (whether in cash or other property, including Company Stock) paid by the Company pursuant to

Sections 5.3(a) and 5.3(b) into the Trust Fund established and maintained under the provisions of the Plan for the purpose of providing benefits for Participants and their Beneficiaries. "Matching Contributions" shall be credited to a Participant's Company Contributions Account.

        2.38 Normal Retirement Age. "Normal Retirement Age" shall mean a Participant's sixty-fifth (65th) birthday.

        2.39 Participant. "Participant" shall mean any Eligible Employee who has commenced participation in the Plan pursuant to Article III and who retains rights under the Plan.

        2.40 Participant Deposits. "Participant Deposits" shall mean all of a Participant's deposits to the Plan, including After Tax Deposits and Before Tax Deposits.

        2.41 Period of Severance. "Period of Severance" shall mean the period of time commencing on an Employee's Severance Date and ending on the Employee's subsequent Reemployment Commencement Date, if any.

        2.42 Plan. "Plan" shall mean the Advanced Medical Optics, Inc. 401(k) Plan described herein and as amended from time to time.

        2.43 Plan Administrator. Plan Administrator" shall mean the administrator of the Plan within the meaning of Section 3(16)(A) of ERISA. The Plan Administrator shall be the Advanced Medical Optics, Inc. Corporate Benefits Committee whose members are appointed by the Board of Directors pursuant to the provisions of Section 9.1 to administer the Plan.

        2.44 Plan Year. "Plan Year" shall mean the calendar year; provided, however, that the first Plan Year of the Plan shall commence on the Effective Date and end on December 31, 2002.

        2.45 Profit Sharing Account. "Profit Sharing Account" shall mean a Participant's individual account in the Trust Fund in which are held Profit Sharing Contributions and the earnings thereon.

        2.46 Profit Sharing Contributions. "Profit Sharing Contributions" shall mean all amounts (whether in cash or other property, including Company Stock) paid by the Company pursuant to Section 5.3(c) into the Trust Fund established and maintained under the provisions of the Plan for purposes of providing benefits for Participants and their Beneficiaries. "Profit Sharing Contributions" shall be credited to a Participant's Profit Sharing Account.

        2.47 Reemployment Commencement Date. "Reemployment Commencement Date" shall mean, in the case of an Employee who incurs a Severance and who is subsequently reemployed by the Sponsor or an Affiliated Company, the first day following the Severance on which the Employee is credited with an Hour of Service for the Sponsor or an Affiliated Company with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company. An Employee shall not, for the purpose of determining his or her Reemployment Commencement Date, be deemed to have commenced employment with an Affiliated Company prior to the effective date on which such entity becomes an Affiliated Company unless the Sponsor shall expressly determine otherwise, and except as is expressly provided otherwise in the Plan or in resolutions of the Board of Directors.

        2.48 Rollover Account. "Rollover Account" of a Participant shall be his or her individual account in the Trust Fund in which are held rollover contributions made pursuant to Section 4.9, and the amounts transferred from such Participant's "Rollover Account" (as defined in the Allergan Savings Plan) in the Allergan Savings Plan to the Plan, if any, in the spinoff from the Allergan Savings Plan and credited in accordance with Section 6.1 and the earnings thereon.

        2.49 Severance. "Severance" shall mean the termination of an Employee's employment with the Sponsor or an Affiliated Company by reason of such Employee's quit, discharge, Disability, death, retirement, or otherwise. For purposes of determining whether an Employee has incurred a Severance, the following rules shall apply:

                (a) An Employee shall not be deemed to have incurred a Severance
        (i) because of his or her absence from employment with the Sponsor or an Affiliated Company by reason of any paid vacation or holiday period, or
        (ii) by reason of any Leave of Absence, subject to the provisions of paragraph (b) below.

                (b) For purposes of the Plan, an Employee shall be deemed to have incurred a Severance on the earlier of (i) the date on which he or she dies, resigns, is discharged, or otherwise terminates his or her employment with the Sponsor or an Affiliated Company; or (ii) the date on which he or she is scheduled to return to work after the expiration of an approved Leave of Absence, if he or she does not in fact return to work on the scheduled expiration date of such Leave. In no event shall an Employee's Severance be deemed to have occurred before the last day on which such Employee performs any services for the Sponsor or an Affiliated Company in the capacity of an Employee with respect to which he or she is compensated or entitled to compensation by the Sponsor or an Affiliated Company.

                (c) Notwithstanding the foregoing, in the case of a Participant who is absent by reason of a Maternity or Paternity Leave, the provisions of Section 2.35(c)-(d) shall apply for purposes of determining whether such a Participant has incurred a Break in Service by reason of such Leave.

        2.50 Severance Date. "Severance Date" shall mean, in the case of any Employee who incurs a Severance, the day on which such Employee is deemed to have incurred said Severance as determined in accordance with the provisions of
Section 2.49, provided, however, that the special rules set forth under Section
2.35 shall apply with respect to determining whether a Participant on a Maternity or Paternity Leave has incurred a Break in Service. In the case of any Employee who incurs a Severance as provided under Section 2.49 and who is entitled to a subsequent payment of compensation for reasons other than future services (e.g., as back pay for past services rendered or as payments in the nature of severance pay), the Severance Date of such Employee shall be as of the effective date of the Severance event (e.g., the date of his or her death, effective date of a resignation or discharge, etc.), and the subsequent payment of the aforementioned type of post-Severance compensation shall not operate to postpone the timing of the Severance Date for purposes of the Plan.

        2.51 Sponsor. "Sponsor" shall mean Advanced Medical Optics, Inc., a Delaware corporation, and any successor corporation or entity.

        2.52 Transferring Employee. "Transferring Employee" shall mean an "Employee" (as defined in the Allergan Savings Plan) who transfers employment to the Sponsor or an Affiliated Company before or as of the Distribution Date and who is an Employee (as defined in Section 2.26) as of the Distribution Date.

        2.53 Trust. "Trust" or "Trust Fund" shall mean the trust maintained pursuant to the Trust Agreement and as described in Section 5.1 hereof, which shall hold all cash and securities and all other assets of whatsoever nature deposited with or acquired by the Trustee in its capacity as Trustee hereunder, together with accumulated net earnings.

        2.54 Trust Agreement. "Trust Agreement" shall mean the agreement between the Trustee and the Sponsor pursuant to which the Trust is maintained.

        2.55 Trustee. "Trustee" shall mean the individual or entity acting as a trustee of the Trust Fund.

        2.56 Valuation Date. "Valuation Date" shall mean the date as of which the Trustee shall determine the value of the assets in the Trust Fund for purposes of determining the value of each Account, which shall be each business day in accordance with rules applied in a consistent and uniform basis.

        2.57 Definitions relating to the Allergan Savings Plan. For purposes of the Plan, the defined terms used herein with reference to the Allergan Savings Plan shall have the meanings set forth in the Allergan Savings Plan, as in effect immediately prior to the Effective Date.

                                  ARTICLE III.
                          ELIGIBILITY AND PARTICIPATION

        Each Transferring Employee who is a "Participant" (as defined in the Allergan Savings Plan) immediately prior to the Effective Date shall become a Participant in the Plan on the Effective Date. Each Transferring Employee who is not a "Participant" (as defined in the Allergan Savings Plan) immediately prior to the Effective Date shall become a Participant in the Plan on the date he or she becomes an Eligible Employee.

        Each Eligible Employee (other than a Transferring Employee) whose Employment Commencement Date occurs on or after the Effective Date shall be eligible to participate in the Plan on his or her Employment Commencement Date (if he or she is then an Eligible Employee), or on such later date as he or she becomes an Eligible Employee. If an Eligible Employee's employment with the Company terminates after the Employee has become a Participant in the Plan, the Employee shall become eligible to participate in the Plan immediately upon his or her Reemployment Commencement Date.

                                   ARTICLE IV.
                              PARTICIPANT DEPOSITS

        4.1 Election.

                (a) Each Eligible Employee may elect to defer the receipt of a portion of his or her Compensation and to have the deferred amount contributed directly by the Company to the Plan as Before Tax Deposits. Before Tax Deposits may be made only by means of payroll deduction.

                (b) Each Eligible Employee may elect to contribute to the Plan a portion of his or her Compensation as After Tax Deposits. After Tax Deposits may be made only by means of payroll deduction.

                (c) (i) The Committee shall prescribe procedures to implement automatic enrollment elections, pursuant to which an Eligible Employee or, if limited to newly hired Eligible Employees as determined by the Committee, shall be deemed to have elected to defer the receipt of four percent (4%) of his or her Compensation and to have such deferred amount contributed directly by the Company to the Plan as Before Tax Deposits if such Eligible Employee fails to change or terminate the automatic election for any Plan Year within the time period prescribed by the Committee (or, in the case of newly hired Eligible Employee, he or she fails to change or terminate the automatic election within 30 days of his or her hire date). Such procedures shall require that an Eligible Employee receive a written notice of explanation of the automatic election informing the Eligible Employee of the effective date of the automatic election, the automatic deferral percentage and his or her right to terminate the automatic election or to change the amount of his or her Before Tax Deposits made to the Plan as well as the procedures for exercising such rights and the timing for implementing a different election. An automatic election under this paragraph (c)(i) shall be effective as of the first pay period of the Plan Year (or, in the case of newly hired Eligible Employee, the first pay period following the 30-day period beginning on his or her date of hire) and shall remain in effect until superseded by a subsequent election by the Eligible Employee. Amounts contributed directly by the Company to the Plan under this paragraph (c)(i) shall be invested in the Balanced Fund described in Section 5.5(b) (or such other investment fund as is designated by the Committee) until superseded by a subsequent election by the Eligible Employee.

                        (ii) The Committee shall prescribe procedures to
                implement automatic enrollment elections for the Transferring Employees who are Eligible Employees on the Effective Date, pursuant to which such a Transferring Employee shall be deemed to have elected to defer the receipt of his or her Compensation and to have such deferred amount contributed directly by the Company as Before Tax

                Deposits, and to have elected to contribute his or her Compensation as After Tax Deposits, in such portions as were elected by such Transferring Employee under the Allergan Savings Plan, as such election was in effect immediately prior to the Effective Date (or, in the case of Transferring Employees for whom there is no election under the Allergan Savings Plan in effect immediately prior to the Effective Date, pursuant to which such a Transferring Employee shall be deemed to have elected to defer the receipt of his or her Compensation and to have such deferred amount contributed directly by the Company as Before Tax Deposits, in such portion (which may be zero) as is determined by the Committee). An automatic election under this paragraph (c)(ii) shall be effective as of the first pay period following the Effective Date and shall remain in effect until superseded by a subsequent election by the Transferring Employee. Amounts contributed directly by the Company to the Plan under this paragraph (c)(ii) shall be invested in the Balanced Fund described in Section 5.5(b) (or such other investment as is designated by the Committee) until superseded by a subsequent election by the Transferring Employee.

                (d) Notwithstanding anything in this Section to the contrary, a Participant who makes a hardship withdrawal pursuant to Section 8.1(e) (or who made a hardship withdrawal pursuant to Section 8.1(e) of the Allergan Savings Plan prior to the Effective Date) shall not be permitted to make Before Tax Deposits or After Tax Deposits to the Plan during the 6-month period beginning as soon as administratively feasible following the date of the hardship withdrawal. In addition, a Participant who makes a withdrawal of After Tax Deposits (whether Matched Deposits or non-Matched Deposits) pursuant to Section 8.1(a) (or who made a withdrawal of After Tax Deposits (whether Matched Deposits or non-Matched Deposits pursuant to Section 8.1(a) of the Allergan Savings Plan on or after July 1, 2000 and prior to the Effective Date) shall not be permitted to make any After Tax or and Before Tax Deposits during the 6-month period beginning as soon as administratively feasible following the date of the withdrawal unless the After Tax Deposits can also be withdrawn under Section 8.1(d) (or could also have been withdrawn under Section 8.1(d) of the Allergan Savings Plan) or the withdrawal is comprised solely of After Tax Deposits which are not Matched Deposits and which were contributed prior to July 1, 2000.

                (e) The Committee shall prescribe such procedures, either in writing or in practice, and provide such forms as are necessary or appropriate for each Participant and each Eligible Employee who will become a Participant to make Deposits pursuant to this Article IV. However, an election by a Participant shall not be adopted retroactively.

        4.2 Amount Subject to Election.

                (a) Each Participant may elect to contribute a whole percentage of his or her Compensation to the Plan as Before Tax Deposits not to exceed the lesser of fifty percent (50%) when aggregated with the After Tax Deposits contributed by such Participant pursuant to paragraph (b) below. Notwithstanding the foregoing except to the extent permitted under the catch-up provisions of paragraph (e) below and Code Section 414(v), no Participant shall be permitted to make Before Tax Deposits to the Plan during any taxable year in excess of:
        (i) $11,000 (or such larger amount as may be determined by the Secretary of the Treasury pursuant to Code Section 402(g), (ii) the Actual Deferral Percentage test limitation set forth in Section 4.3, or (iii) the Annual Addition limitation set forth in Section 13.1. For purposes of the dollar limitation described in preceding clause (i), the Before Tax Deposits of a Participant for any taxable year is the sum of all Before Tax Deposits under the Plan and all salary reduction amounts under any other qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code
        Section 408(k) and Code Section 402(h)(1)(B)), a deferred compensation plan under Code Section 457, a trust described in Code Section 501(c)(18) and any salary reduction amount used to purchase an annuity contract under Code Section 403(b) whether or not sponsored by the Company but shall not include any amounts properly distributed as excess annual additions.

                (b) Each Participant may elect to contribute a whole percentage of his or her Compensation to the Plan as After Tax Deposits not to exceed fifty percent (50%) when aggregated with the Before Tax Deposits contributed by such Participant pursuant to paragraph (a) above. Notwithstanding the foregoing, no Participant shall be permitted to make After Tax Deposits to the Plan during any Plan Year in excess of the Actual Contribution Percentage test limitation set forth in Section 6.13 or the Annual Addition limitation set forth in Section 13.1.

                (c) Notwithstanding paragraphs (a) and (b), a Participant's combined Before Tax Deposits and After Tax Deposits shall not exceed a Participant's Compensation net of his or her salary deductions or reductions (including but not limited to, federal withholding taxes and "FICA" taxes deducted pursuant Code Sections 3102 and 3402, respectively, withholding of state taxes, and amounts contributed by the Company pursuant to a salary reduction agreement which are excludable from an Employee's gross income under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B) and 403(b)) as determined by the payroll records of the Sponsor or an Affiliated Company.

                (d) Notwithstanding paragraphs (a) and (b), a Participant who makes a hardship withdrawal of Before Tax Deposits pursuant to Section 8.1(e) shall be suspended from electing to contribute a percentage of his or her Compensation to the Plan as Before Tax Deposits or After Tax Deposits for the time period set forth in Section 8.5.

                (e) Each Participant who has attained (or would attain) age 50 before the close of the Plan Year may elect to contribute a percentage of his or her Compensation to the Plan as "catch-up" Before Tax Deposits in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up Before Tax Deposits shall not be taken into account under subparagraph (a) above or Section 13.1 or any other provision of the Plan implementing the contribution limitations of Code Sections 402(g) and
        415. Moreover, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of a Participant electing to contribute catch-up Before Tax Deposits to the Plan pursuant to this paragraph.

                (f) The Committee shall prescribe such procedures, either in writing or in practice, as it deems necessary or appropriate regarding the maximum amount that a Participant may elect to defer and the timing of such an election. These procedures shall apply to all individuals eligible to make an election described in Section 4.1. The Committee may, at any time during a Plan Year, require the suspension, reduction, or recharacterization of Before Tax Deposits or the suspension or reduction of After Tax Deposits of any Highly Compensated Employee such that the limitations of Section 4.2(a) and (b) are satisfied.

        4.3 Limitation on Compensation Deferrals. With respect to each Plan Year, Compensation Deferral Contributions by a Participant for the Plan Year shall not exceed the limitation on contributions by or on behalf of Highly Compensated Participants under Code Section 401(k), as provided in this Section. In the event that Compensation Deferral Contributions under the Plan by or on behalf of Highly Compensated Participants exceed the limitations of this Section for any reason, either such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to the Participant, as provided in Section 4.5.

                (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage Test set forth in (i) below, or, to the extent not precluded by applicable regulations, the alternative Actual Deferral Percentage test set forth in (ii) below:

                        (i) The Actual Deferral Percentage of Highly Compensated
                Participants for the Plan Year shall not be more than the prior Plan Year's Actual Deferral Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

                        (ii) The Actual Deferral Percentage of Highly
                Compensated Participants for the Plan Year shall not be more than the prior Plan Year's Actual Deferral Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the Actual Deferral Percentage of Highly Compensated Participants does not exceed the Actual Deferral Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points.

                (b) Notwithstanding any other provisions of the Plan, for the purposes of the limitations of this Section 4.3 and Section 4.5 only, the following definitions shall apply:

                        (i) "Actual Deferral Percentage" shall mean the average
                of the Deferral Percentages, with respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year. The "Deferral Percentage" for any Participant shall mean the ratio calculated separately and to the nearest one-hundredth of one percent for each Participant in such group, determined as follows:

                                (1) For a Highly Compensated Participant, the
                        ratio of such Participant's Compensation Deferral Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Actual Deferral Percentage of a Highly Compensated Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                                (2) For any other Participant, the ratio of such
                        Participant's Compensation Deferral Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Actual Deferral Percentage of a Participant with no Compensation Deferral Contributions made on his or her behalf shall be zero.

                        For purposes of the Actual Deferral Percentage test for
                the Plan Year ending on December 31, 2002, the prior Plan Year's Actual Deferral Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year shall equal the "Actual Deferral Percentage" (as defined in the Allergan Savings
                Plan) of "Participants" (as defined in the Allergan Savings
                Plan) who were not "Highly Compensated Employees" (as defined in the Allergan Savings Plan) under the Allergan Savings Plan for the Plan Year ended on December 31, 2001.

                        To the extent determined by the Committee and in
                accordance with regulations issued by the Secretary of the Treasury, qualified nonelective contributions on behalf of a Participant (and, for purposes of the Actual Deferral Percentage test for the Plan Year ending on December 31, 2002, qualified nonelective contributions under the Allergan Savings Plan) that satisfy the requirements of Code Section 401(k)(3)(D)(ii)(II) may also be taken into account for the purpose of determining the Deferral Percentage of a Participant.

                        (ii) "Highly Compensated Participant" shall mean for any
                Plan Year any Participant who is a Highly Compensated Employee. A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is not a Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                        (iii) "Participant" shall mean any Eligible Employee who
               satisfied the requirements under Article III during the Plan Year, whether or not such Eligible Employee has elected to contribute to the Plan for such Plan Year.

                        (iv) "Compensation Deferral Contributions" shall mean
                amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.2(a), including excess Before Tax Deposits (as defined in Section 4.4(a)) of Highly Compensated Participants but excluding (1) excess Before Tax Deposits of all other Participants that arise solely from Before Tax Deposits made under the Plan or plans of the Company, (2) Before Tax Deposits that are taken into account in the Actual Contribution Percentage test (as defined in Section 6.13) provided that the Actual Deferral Percentage test is satisfied both with and without exclusions of these Before Tax Deposits, and (3) any deferrals properly distributed as excess Annual Additions. Compensation Deferral Contributions may include, at the election of the Company, any Company Contributions which meet the requirements for such inclusion under Code Section 401(k)(3)(D)(ii).

                        (v) "Compensation" shall mean compensation as described
                below:

                                (1) Compensation means compensation determined
                        by the Company in accordance with the requirements of Code Section 414(s) and the regulations thereunder.

                                (2) For purposes of this Section 4.3,
                        Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans), 132(f)(4), Code Section 402(e)(3) (pertaining to 401(k) salary reductions), 402(h) and 403(b). The Company may change its election provided such change does not discriminate in favor of Highly Compensated Employees.

                                (3) Compensation taken into account for any Plan
                        Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year.

                (c) In the event the Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section 4.3 shall be applied by determining the Deferral Percentages of Participants as if all such plans were a single plan, in accordance with the requirements of Code Section 401(k), the regulations prescribed by the Secretary of the Treasury under Code Section 401(k), Internal Revenue Service Notice 98-1 and any superseding guidance. In the event the Plan satisfies the requirements of Code Section 410(b) on a disaggregated basis, then this Section 4.3 shall be applied by determining the Deferral Percentages of Participants in accordance with the requirements of Code Section 401(k), the regulations prescribed by the Secretary of the Treasury under Code Section 401(k), Internal Revenue Service Notice 98-1 and any superseding guidance. Any adjustments to the Deferral Percentages of Participants who are not Highly Compensated Employees for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy Code Sections 401(k) only if they have the same Plan Year and use the same Actual Deferral Percentage testing method.

                (d) For the purposes of this Section 4.3, the "Actual Deferral Percentage" for any Highly Compensated Participant who is a Participant under two or more Code Section 401(k) arrangements of the Company or an Affiliated Company shall be determined by taking into account the Highly Compensated Participant's compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under Code Section 401(k), in accordance with regulations prescribed by the Secretary of the Treasury under Code Section 401(k). If the arrangements have different Plan Years, this paragraph shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(k).

                (e) For purposes of the Actual Deferral Percentage test, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

                (f) The determination and treatment of Compensation Deferral Contributions and the Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(k) and (m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

        4.4 Provisions for Return of Excess Before Tax Deposits Over $11,000.


                (a) In the event that due to error or otherwise, an amount of a Participant's Compensation in excess of the $11,000 limitation (after application of any necessary adjustment) described in Section 4.2(a) is deferred under the Plan in any calendar year pursuant to such Participant's Compensation deferral agreement (but without regard to amounts deferred under any other plan) the excess Before Tax Deposits, if any, together with income allocable to such amount shall be returned to the Participant (after withholding applicable federal, state and local taxes due on such amounts) on or before the first April 15 following the close of the calendar year in which such excess contribution is made; provided, however, if there is a loss allocable to the excess Before Tax Deposits, the amount distributed shall be the amount of the excess as adjusted to reflect such loss. Any Company Contributions allocated to the Participant's Matched Deposits pursuant to Section 6.3(b) which are attributable to any excess Before Tax Deposits by a Participant, and any income or loss allocable to such Company Contributions, shall either be returned to the Company or applied to reduce any future Company Contributions by the Company.

                (b) The amount of income or loss attributable to any excess Before Tax Deposits described in paragraph (a) above shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Participant's
                Before Tax Deposits Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before Tax Deposits as determined under paragraph (a) above, and the denominator of which is the balance of the Participant's Before Tax Deposits Account as of the last day of the Plan Year, without regard to any income or loss allocable to such Account during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in regulations prescribed by the Secretary of the Treasury under Code Section 402(g). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 4.4(b)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess Before Tax Deposits. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (c) For the purpose of this Section 4.4, "Gap Period" shall mean the period between the last day of the Plan Year and the date of distribution of any excess Before Tax Deposits.

                (d) In accordance with procedures as may be established, either in writing or in practice, by the Committee, not later than March 1 of a calendar year a Participant may submit a claim to the Committee in which he or she certifies in writing the specific amount of his or her Before Tax Deposits for the preceding calendar year which, when added to amounts deferred for such calendar year under other plans or arrangements described in Code Sections 401(k), 408(k) or 403(b), shall cause the Participant to exceed the $11,000 limitation as described in
        Section 4.2(a) for such preceding calendar year. Notwithstanding the amount of the Participant's Before Tax Deposits under the Plan for such preceding calendar year, the Committee shall treat the amount specified by the Participant in his or her claim as a Before Tax Deposit in excess of the $11,000 limitation (after application of any necessary adjustment) for such calendar year and return it to the Participant in accordance with Section 4.4(a) above. A Participant is deemed to notify the Committee of any excess Before Tax Deposits that arise by taking into account only those Before Tax Deposits made to the Plan and other plans of the Company or an Affiliated Company.

                (e) Any Before Tax Deposits in excess of the $11,000 limitation (after application of any necessary adjustment) described in Section 4.2(a) which are distributed to a Participant in accordance with this Section, shall to the extent required by regulations issued by the Secretary of the Treasury be treated as Annual Additions under Article XIII for the Plan Year for which the excess Before Tax Deposits were made, unless such amounts are distributed no later than the first April 15th following the close of the Participant's taxable year.

                (f) The Committee shall not be liable to any Participant (or his or her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Participant's excess Before Tax Deposits or the income or losses attributable thereto.

        4.5 Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants. The provisions of this Section 4.5 shall be applied after implementation of the provisions of Section 4.4.


                (a) The Committee shall determine in accordance with the procedures set forth in Section 4.3, as soon as is reasonably possible following the close of each Plan Year, the extent (if any) to which deferral treatment under Code Section 401(k) may not be available for Compensation Deferral Contributions on behalf of any Highly Compensated Participants. If, pursuant to these determinations by the Committee, a Highly Compensated Participant's Compensation Deferral Contributions are not eligible for tax-deferral treatment then, as determined by the Committee, either (i) any excess Compensation Deferral Contributions shall be recharacterized as After Tax Deposits in accordance with regulations issued under Code Section 401(k), or (ii) any excess Compensation Deferral Contributions together with any income or loss allocable thereto shall be returned to the Highly Compensated Participant (after withholding applicable federal, state, and local taxes due on such amounts). Such return or recharacterization shall be made within the first two and one-half (2-1/2) months following the close of the Plan Year for which such excess deferrals were made, provided however, that if any excess deferrals and income or loss allocable thereto are, due to error or otherwise, not returned by such date, such amounts as are required to be returned shall be returned not later than the end of the first Plan Year following the Plan Year for which such excess deferrals were made.

                (b) For purposes of satisfying the Actual Deferral Percentage test of Section 4.3(a), the amount of any excess Compensation Deferral Contributions by a Highly Compensated Participant shall be determined by the Committee by application of a leveling method under which the Compensation Deferral Contributions of the Highly Compensated Participant who has the highest dollar amount of Compensation Deferral Contributions for such Plan Year is reduced to the extent required to cause such Highly

        Compensated Participant's Compensation Deferral Contributions to equal the Compensation Deferral Contributions of the Highly Compensated Participant with the next highest Compensation Deferral Contributions; provided, however, if a lesser amount, when added to the total dollar amount already returned under this paragraph (b), equals the total excess Compensation Deferral Contributions that are required to be returned to enable the Plan to satisfy the Actual Deferral Percentage test, the lesser amount shall be returned. This process shall be repeated until the Plan satisfies the Actual Deferral Percentage test.

                (c) The amount of income or loss attributable to any excess Compensation Deferral Contributions by a Highly Compensated Participant for a Plan Year shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Highly
                Compensated Participant's Compensation Deferral Contribution Accounts for the Plan Year multiplied by a fraction, the numerator of which is the excess Compensation Deferral Contribution as determined under Section 4.3, and the denominator of which is the balance of the Highly Compensated Participant's Compensation Deferral Contribution Accounts as of the last day of the Plan Year without regard to any income or loss allocable to such Accounts during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in the regulations prescribed by the Secretary of the Treasury under Code Section 401(k). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 4.5(c)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess Compensation Deferral Contribution. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (d) For the purpose of this Section 4.5 the following shall apply:

                        (i) "Compensation Deferral Contribution Accounts" shall
                mean the Participant's Before Tax Deposits Account and shall mean any other accounts of the Participant to which Company Contributions has been allocated where such Company Contributions has been included as Compensation Deferral Contributions pursuant to Section 4.3(b)(iv).

                        (ii) "Gap Period" shall mean the period beginning with
                the last day of the Plan Year and the date of distribution of any excess Compensation Deferral Contributions.

                (e) For purposes of this Section, the amount of Compensation Deferral Contributions by a Participant who is not a Highly Compensated Participant for a Plan

        Year shall be reduced by any Before Tax Deposits which have been distributed to the Participant under Section 4.4, in accordance with regulations prescribed by the Secretary of the Treasury under Code
        Section 401(k).

                (f) In the event that the Committee determines that an amount to be deferred pursuant to the Compensation deferral agreement provided in
        Section 4.1 would cause Company Contributions under this and any other tax-qualified retirement plan maintained by the Company to exceed the applicable deduction limitations contained in Code Section 404, or to exceed the maximum Annual Addition determined in accordance with Article XIII, the Committee may treat such amount in accordance with the rules set forth above in Section 4.5(a).

                (g) The Committee shall not be liable to any Participant (or his or her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Participant's excess Compensation Deferral Contribution or the income or losses attributable thereto.

                (h) To the extent required by regulations under Code Sections 401(k) or 415, any excess Compensation Deferral Contributions with respect to a Highly Compensated Participant shall be treated as Annual Additions under Article XIII for the Plan Year for which the excess Compensation Deferral Contributions were made, notwithstanding the distribution of such excess in accordance with the provisions of this Section.

        4.6 Contributions under the Allergan Savings Plan. Subject to Code Sections 401(a)(4), 401(k), 401(m) and 402(g) and the regulations thereunder, for purposes of Sections 4.2, 4.3, 4.4, 4.5, 6.13 and 6.14, with respect to the Plan Year ending on December 31, 2002, in the case of a Participant who is a Transferring Employee:

                (a) the "Before Tax Deposits" (as defined in the Allergan Savings Plan) and the "After Tax Deposits" (as defined in the Allergan Savings Plan) of such Participant under the Allergan Savings Plan prior to the Effective Date shall be treated as Before Tax Deposits and After Tax Deposits, respectively, of such Participant,

                (b) the "Compensation Deferral Contributions" (as defined in the Allergan Savings Plan) of such Participant under the Allergan Savings Plan prior to the Effective Date shall be treated as Compensation Deferral Contributions of such Participant,

                (c) the "Matching Contributions" (as defined in the Allergan Savings Plan) made for such Participant under the Allergan Savings Plan prior to the Effective Date shall be treated as Matching Contributions made for such Participant, and

                (d) the "Compensation" (as defined in the Allergan Savings Plan) of such Participant under the Allergan Savings Plan prior to the Effective Date shall be treated as Compensation of such Participant.

        4.7 Termination, Change in Rate, or Resumption of Deferrals.

                (a) A Participant may, at any time, terminate, change the rate, or resume Before Tax Deposits or After Tax Deposits in 1% increments.

                (b) The right of a Participant to make Deposits shall cease during any Period of Severance.

                (c) Any termination, change in rate or resumption of Before Tax Deposits or After Tax Deposits made by a Participant pursuant to paragraph (a) above shall be effective as of the following pay period or, if later, as soon as administratively feasible.

        4.8 Character of Deposits. Before Tax Deposits shall be treated as Company Contributions for purposes of Code Sections 401(k) and 414(h). After Tax Deposits shall not constitute "qualified voluntary employee contributions" under Code Section 219 (relating to the deductibility of those amounts).

        4.9 Rollover Contributions.

                (a) Pursuant to procedures as the Committee may prescribe (either in writing or practice), an Eligible Employee may make a Direct Rollover Contribution, a Participant Rollover Contribution, or an IRA Rollover Contribution to the Plan.

                (b) A "Direct Rollover Contribution" shall mean a contribution by an Eligible Employee which is a direct rollover of an Eligible Rollover Distribution from:

                        (i) A qualified plan described in Code Section 401(a) or
                403(a) including any portion attributable to after-tax employee contributions which shall be separately accounted for under the Plan;

                        (ii) An annuity contract described in Code Section
                403(b) but excluding any portion attributable to after-tax employee contributions; or

                        (iii) An eligible plan under Code Section 457(b) which
                is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                (c) A "Participant Rollover Contribution" shall mean a contribution by an Eligible Employee which is an Eligible Rollover Distribution (excluding any portion attributable to after-tax employee contributions) received by the Committee not later than 60 days after such distribution was received by the Eligible Employee; provided, such Eligible Rollover Distribution is from:

                        (i) A qualified plan described in Code Section 401(a) or
                403(a);

                        (ii) An annuity contract described in Code Section
                403(b); or

                        (iii) An eligible plan under Code Section 457(b) which
                is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

                (d) An "IRA Rollover Contribution" shall mean a contribution by an Eligible Employee which is a distribution (excluding any portion attributable to after-tax employee contributions) from an individual retirement account or annuity described in Code Section 408(a) or 408(b) received by the Committee not later than 60 days after such distribution was received by the Eligible Employee or received by the Plan through a direct trustee-to-trustee transfer from such individual retirement arrangement or annuity.

                (e) A Rollover Contribution shall not be considered a Participant Deposit.


                (f) An Eligible Employee's Rollover Contribution made pursuant the rules of this Section 4.9 shall be held in a separate Rollover Account for the Eligible Employee. A Rollover Account shall not share in any allocations of Company Contributions or Forfeitures under Section 6.3.

                                   ARTICLE V.
                      TRUST FUND AND COMPANY CONTRIBUTIONS

        5.1 General. All contributions made under the Plan and investments made and property of any kind or character acquired with any such funds or otherwise contributed, and all income, profits, and proceeds derived therefrom, shall be held in Trust and shall be held and administered by the Trustee in accordance with the provisions of the Plan and Trust Agreement.

        5.2 Single Trust. Assets of the Trust shall be held in a separate fund which shall consist of the Trust Fund. Individual Participant interests in the Trust Fund shall be reflected in the Accounts maintained for the Participants. Notwithstanding the foregoing, the Trust Fund shall be treated as a single trust for purposes of investment and administration, and nothing contained herein shall require a physical segregation of assets for any fund or for any Account maintained under the Plan.

        5.3 Company Contributions. Subject to the limitations of Article XIII, the suspension provisions of Section 8.1 and to the extent that the Company has current or accumulated profits, the Company shall contribute to the Plan in accordance with the following rules:

                (a) The Company shall contribute and allocate Matching Contributions on a pay period basis which, when added to Forfeitures available after application of Section 6.3, is equal to fifty percent (50%) of each Participant's Matched Deposits for the pay period which are not in excess of eight percent (8%) of such Participant's Compensation.

                      The Board of Directors, acting upon the advice and direction of the Committee, may authorize and direct that Matching Contributions (expressed as a percentage of Participants' Matched Deposits as set forth above) be changed from time to time from a minimum of zero percent (0%) to a maximum of one hundred percent (100%).

                (b) (i) As of a date not later than the last day of each Plan Year, the Company shall contribute and allocate on behalf of each "Eligible Participant," additional Matching Contributions which, when added to Forfeitures available after application of
                Section 6.3, is equal to the difference, if any, between: (1) the amount of each Eligible Participant's Matching Contributions determined under paragraph (a), and (2) the amount of such Participant's Matching Contributions if paragraph (a) was applied on a Plan Year basis instead of a pay period basis. For the purposes of this paragraph (b), the term "Eligible Participant" shall include all Participants who are Eligible Employees on the first and last business day of such Plan Year and who did not incur a Severance during the Plan Year.

                        (ii) For purposes of this subsection (b), with respect
                to the Plan Year ending on December 31, 2002, in the case of a Transferring Employee who is an Eligible Participant: (1) the amount of each Eligible Participant's "Matched

                Deposits" (as defined in the Allergan Savings Plan) and "Matching Contributions" (as defined in the Allergan Savings
                Plan) for the period commencing on January 1, 2002 and ending immediately before the Effective Date shall be treated as Matched Deposits and Matching Contributions, respectively, for such Plan Year under paragraph (b)(i), and (2) the amount determined under subparagraph (b)(i)(2) shall be determined by applying the formula for determining "Matching Contributions" (as defined in the Allergan Savings Plan) for the period commencing on January 1, 2002 and ending immediately before the Effective Date as if such formula were in effect under the Plan for such period.

                (c) As of the last day of each Plan Year, the Company shall contribute and allocate, for each eligible Participant, a Profit Sharing Contribution on a Plan Year basis which, when added to Forfeitures available after the application of Section 6.3, is equal to the Participant's "Profit Sharing Percentage" for such Plan Year, multiplied by the Participant's Compensation for such Plan Year. A Participant's Compensation prior to the Effective Date shall not be taken into account in determining such Participant's Profit Sharing Contribution for the Plan Year ending on December 31, 2002. A Participant's Compensation received while such Participant is not an Eligible Employee shall not be taken into account in determining such Participant's Profit Sharing Contributions.

                        (i) A Participant shall be eligible for a Profit Sharing
                Contribution for a Plan Year if such Participant is employed by the Company or an Affiliated Company on the last day of such Plan Year, or such Participant has a Severance during such Plan Year by reason of Disability or death or on or after such Participant's Normal Retirement Age.

                        (ii) Subject to paragraph (iii), the "Profit Sharing
                Percentage" for an eligible Participant for a Plan Year shall be determined based on such Participant's "Contribution Points," as follows:

                        Contribution                   Profit Sharing
                           Points                        Percentage
                        ------------                   --------------
                        less than 45                         1.5%

                        45 or more,
                        but less than 55                     3.0%

                        55 or more,
                        but less than 65                     6.0%

                        65 or more,
                        but less than 75                     9.0%

                        75 or more                          12.0%.

                An eligible Participant's "Contribution Points" for a Plan Year shall equal the sum of: (1) the Participant's attained age (in whole years and fractions of a year) as of the last day of such Plan Year, (2) the Participant's years of Credited Service (in whole years and fractions of a year) as of the last day of such Plan Year. In the case of a Participant who has a Severance during a Plan Year by reason of death, for purposes of determining the "Contribution Points" of such Participant for such Plan Year, the amounts under (1) and (2) shall be determined assuming that such Participant had survived and continued in employment with the Company until the last day of such Plan Year.

                        (iii) In the case of a Participant who is a Highly
                Compensated Participant for a Plan Year, such Participant's "Profit Sharing Percentage" for such Plan Year shall be reduced to the extent necessary in order for the Plan to satisfy the requirements of Code Section 401(a)(4) and the Treasury Regulations thereunder, as determined by the Committee. Any such reduction shall be made prior to the contribution and allocation of the Profit Sharing Contributions under this subsection (c). For purposes of satisfying such requirements, the "Profit Sharing Percentage" of a Highly Compensated Participant shall be determined by the Committee by application of a leveling method under which the "Profit Sharing Percentage" of the Highly Compensated Participant who has the highest "Profit Sharing Percentage" for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's "Profit Sharing Percentage" to equal the "Profit Sharing Percentage" of the Highly Compensated Participant with the next highest "Profit Sharing Percentage"; provided, however, that if a lesser reduction in the "Profit Sharing Percentage" is required to enable the Plan to satisfy Code Section 401(a)(4) and the Treasury Regulations thereunder, the lesser reduction shall be applied. This process shall be repeated until the Plan satisfies Code Section 401(a)(4) and the Treasury Regulations thereunder.

                (d) The Company shall contribute amounts sufficient to satisfy the reinstatement requirements of Section 8.7 to the extent Forfeitures are insufficient to satisfy the reinstatement requirement of Section 8.7 and any plan expense requirements of Section 9.11 if so directed and at such times as may be determined by the Committee.

        5.4 Form of Company Contributions. The Company's contributions to the Trust Fund shall be paid in cash, property, or Company Stock as the Company may from time to time determine.

        5.5 Investment of Trust Assets.

                (a) The manner in which assets of the Trust will be invested shall be chosen by the Committee at its discretion, although the Committee may delegate the management to one or more Investment Managers appointed pursuant to Section 5.15.

                (b) The Committee may establish separate investment funds under the Plan, with each fund representing an investment alternative available to Participants for the investment of their Accounts as provided in Sections 5.5(c) and (d) below. The Committee shall determine the terms and conditions under which Participants may direct the investment of their Accounts in the investment funds. Each Participant shall have a subaccount under the Plan corresponding to the Participant's interest which is allocated to each investment fund. Each such subaccount may be valued separately. The Committee may, at its discretion, establish alternative investment funds or eliminate any previously established funds, including but not limited to the following types of investment funds:

                        (i) The Interest Income Fund investing in group annuity
                contracts with major insurance companies.

                        (ii) The Balanced Fund investing in common stocks,
                bonds, government securities and similar types of investments.

                        (iii) The Equity Fund investing in a mutual fund which
                may invest in equity securities, bonds, preferred stocks, and interest-bearing cash investments.

                        (iv) The Company Stock Fund consisting exclusively of
                Company Stock, cash and cash equivalents.

                        (v) The Allergan Stock Fund consisting exclusively of
                Allergan Stock, cash and cash equivalents.

                The Committee may establish a directed brokerage account program representing an investment alternative available to Participants for the investment of their Accounts as provided in Sections 5.5(c) and (d) below. Under such program, the Committee shall direct the Trustee to establish a brokerage account for the Trust with respect to a Participant's Accounts, and such Participant shall have the right to direct the investment of the amounts held in such brokerage account. The Committee shall determine the terms and conditions under which Participants may direct that all or a portion of their Accounts be held in such brokerage accounts, and may direct the investments of their Accounts in the brokerage accounts (including, without limitation, restrictions on the investments that may be held in such brokerage accounts and the transactions in which such brokerage accounts may engage). Each Participant shall have a subaccount under the Plan corresponding to the Participant's interest which is allocated to the brokerage account established with respect to such Participant's Accounts. The brokerage account established with respect to a Participant's Accounts shall be treated as an investment fund for purposes of the investment of such Participant's Accounts.

                The Committee shall establish procedures for purposes of allocating the amounts to be withdrawn or distributed from a Participant's Accounts among the investment funds and the directed brokerage account in which such Participant's Accounts are invested at the time of such withdrawal or distribution.

                Notwithstanding the establishment of separate investment funds, up to one hundred percent (100%) of the assets of the Plan may be invested in Company Stock.

                (c) A Participant may elect the investment fund to which his or her Before Tax Deposits, After Tax Deposits, Matching Contributions and Profit Sharing Contributions are invested under the Plan or may change such elections at any time; provided, however, that any allocations among the investment funds shall be made in 1% increments. Any change in investment funds shall be effective as soon as administratively feasible. Any investment elections shall be limited to the investment funds currently offered by the Committee and currently available to Participants pursuant to paragraph (b) above. A Participant shall effect such an election by properly completing and submitting the form authorized by the Committee for this purpose. Notwithstanding the foregoing, a Participant's Before Tax Deposits, After Tax Deposits, Matching Contributions and Profit Sharing Contributions that are contributed to the Plan on or after the Effective Date shall not be invested in the Allergan Stock Fund, and a Participant's Accounts shall be invested in the Allergan Stock Fund only to the extent such Participant's accounts in the Allergan Savings Plan and the Allergan ESOP are invested in shares of Allergan Stock immediately prior to the spinoff or transfer of such accounts to the Plan effective as of the Distribution Date.

                (d) A Participant may elect at any time to transfer amounts accumulated in his or her Before Tax Deposits Account, After Tax Deposits Account, Company Contributions Account, Profit Sharing Account, Rollover Account or Allergan ESOP Account among any of the investment funds currently offered by the Committee and currently available to the Participant, provided, however, the total amount transferred shall be in increments of 1% of the amount accrued in such accounts. A Participant shall effect such transfer in the manner authorized by the Committee. Notwithstanding the foregoing, a Participant shall not transfer amounts accumulated in his or her Accounts into the Allergan Stock Fund.

                (e) Amounts invested in any one of the investment funds shall not share in gains and losses experienced by any other fund.

                (f) Notwithstanding the establishment of separate investment funds within the Trust, the Trust shall at all times constitute a single trust.

                (g) Notwithstanding anything to the contrary in this Section 5.5 or Section 4.1 or Section 8.1, the following additional transfer and withdrawal restrictions shall apply to all Participants who are Insiders. For the purpose of this Section 5.5, the term "Insider" shall mean any Participant who is directly or indirectly the beneficial owner of more than 10% of any class of any equity security (other than an exempted security) of the Sponsor (or the Company) which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or who is a "director" or an "officer" of the Sponsor or the Company as those terms are interpreted for the purpose of determining persons subject to Section 16 of the Exchange Act.

                        (i) Any Insider who transfers amounts invested in the
                Company Stock Fund out of such fund and into another fund or withdraws cash in a transaction that results in the liquidation of amounts in the Company Stock Fund (pursuant to Sections 8.1 or 8.13), may not for a period of six months following the Participant's election to so transfer funds, withdraw cash or take a loan, as the case may be, make an election to transfer amounts from another fund into the Company Stock Fund.

                        (ii) Any Insider who transfers amounts invested in a
                fund other than the Company Stock Fund into the Company Stock Fund, may not for a period of six months following the Participant's election to so transfer funds make an election to
                (1) transfer amounts from the Company Stock Fund into another fund, or (2) withdraw cash or take a loan in a transaction that results in the liquidation of amounts in the Company Stock Fund or the provision of any Company plan covered by Rule 16b-3 (promulgated pursuant to the Exchange Act) then in existence that would result in the transfer out of a Company equity securities fund.

                (h) It is intended that to the extent a Participant may direct the investment of his or her Accounts under the Plan that the Plan constitute a plan described in Section 404(c) of ERISA and the regulations thereunder, and neither the Company, Committee, nor any fiduciary with respect to the Plan who is employed by the Company shall be liable for investment losses sustained by any Participant or Beneficiary as a direct and necessary result of the investment instructions given by such Participant or Beneficiary. Such fiduciaries set forth in the preceding sentence shall be under no duty to question the investment direction of the Participant or Beneficiary or to advise a Participant or Beneficiary as to the manner in which his or her Accounts is to be invested. The fact that an investment option is offered shall not be construed to be a recommendation of investment.

                (i) Except as provided in Section 8.14 or Section 4.1 of Appendix B or as otherwise required by applicable law, and only to the extent required under Code Section 4975 or the Treasury Regulations thereunder, no Company Stock or Allergan Stock credited to a Participant's Allergan ESOP Account that was acquired with the proceeds of an Exempt Loan may be subject to a put, call, or other option or buy-sell or similar arrangement while held by and when distributed from the Plan. For purposes of this subsection, an "Exempt Loan" shall mean any loan to the Allergan ESOP, or the trust established pursuant to the Allergan ESOP, not prohibited by Code Section 4975(c), including a loan which meets the requirements set forth in Code Section 4975(d)(3) and the regulations promulgated thereunder, the proceeds of which were used to finance the acquisition of Allergan Stock by the Allergan ESOP or to refinance such a loan.

        5.6 Irrevocability. The Company shall have no right or title to, nor interest in, the contributions made to the Trust Fund, and no part of the Trust Fund shall revert to the Company except that on or after the Effective Date funds may be returned to the Company as follows:

                (a) In the case of a Company Contribution which is made by a mistake of fact, at the Company's written request that contribution may be returned to the Company within one (1) year after it is made.

                (b) All Company Contributions contributed to the Trust are hereby conditioned upon the Plan satisfying all of the requirements of Code Section 401(a). If the Plan does not qualify, at the Company's written election the Plan may be revoked and all such contributions may be returned to the Company within one year after the date of Internal Revenue Service denial of the qualification of the Plan. Upon such a revocation the affairs of the Plan and Trust shall be terminated and wound up as the Company shall direct.

                (c) All Company Contributions to the Plan are conditioned upon the deductibility of those contributions under Code Section 404. To the extent a deduction is disallowed, at the Company's written request the contribution may be returned to the Company within one year after the disallowance.

                (d) In the event that the Plan is terminated when there are amounts remaining in the Suspense Account, the excess funds may revert to the Company to the extent provided in Section 13.6.

        5.7 Company, Committee and Trustee Not Responsible for Adequacy of Trust Fund.


        (a) The Company, Committee, and the Trustee shall not be liable or responsible for the adequacy of the Trust Fund to meet and discharge any or all payments and liabilities hereunder. All Plan benefits will be paid only from the Trust assets, and neither the Company, the Committee nor the Trustee shall have any duty or liability to furnish the Trust with any funds, securities or other assets except as expressly provided in the Plan.

        (b) Except as required under the Plan or Trust or under Part 4 of Subtitle B of Title I of ERISA, the Company shall not be responsible for any decision, act or omission of the Trustee, the Committee, or the Investment Manager (if applicable), and shall not be responsible for the application of any moneys, securities, investments or other property paid or delivered to the Trustee.

        5.8 Certain Offers for Company Stock. Notwithstanding any other provision of the Plan to the contrary, in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of

1934, as from time to time amended and in effect (the "Exchange Act")) to acquire any or all shares of Company Stock held by the Trust (an "Offer"), the discretion or authority to sell, exchange or transfer any of such shares of Company Stock shall be determined in accordance with the following rules:

                (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any Company Stock pursuant to an Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing by each Participant with respect to shares of Company Stock that are allocated to such Participant's Accounts.

                (b) To the extent there remains any residual fiduciary responsibility with respect to Company Stock pursuant to an Offer after application of paragraph (a) above, the Trustee shall sell, exchange or transfer such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to an Offer, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

                (c) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (e) and (o) of this Section, sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Committee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                (d) In the event, under the terms of an Offer or otherwise, any shares of Company Stock tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this paragraph (a) to give instructions as to the sale, exchange or transfer of shares pursuant to such Offer.

                (e) In the event that an Offer for fewer than all of the shares of Company Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as set forth herein) with respect to the largest portion of such Company Stock as may be possible given the total number or amount of shares of Company Stock the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under paragraph (a) had the Offer been for all shares of Company Stock held in the Trust.

                (f) In the event an Offer is received by the Trustee and instructions have been solicited from Participants regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Company Stock subject to the first Offer, the Trustee shall inform the Committee of such other Offer and the Committee shall use its best efforts under the circumstances to solicit instructions from the Participants (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Company Stock so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Company Stock not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Company Stock for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in paragraph (a) of this Section. With respect to any further Offer for any Company Stock received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offers), the Trustee shall act in the same manner as described above.

                (g) With respect to any Offer received by the Trustee, the Trustee shall inform the Sponsor of such Offer and the Sponsor shall distribute, at its expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Offer or regarding such Offer, which shall seek confidential written instructions from each Participant who is entitled to respond to such Offer pursuant to paragraph (a). The identities of Participants, the amount of Company Stock allocated to their Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Sponsor by the Committee which shall take all reasonable steps necessary to provide the Sponsor with the latest possible information.

                (h) The Sponsor shall distribute and/or make available to each Participant who is entitled to respond to an Offer pursuant to paragraph
        (a), an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Company Stock with respect to which he or she is entitled to give instructions shall not be sold, exchanged or transferred pursuant to such Offer, (ii) the Participant shall be a named fiduciary (as described in paragraph (m) below) with respect to all shares of Company Stock for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                (i) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Company Stock for which he or she is entitled to give instructions, or (ii) to sell, exchange or transfer all Company Stock for which he or she is entitled to give instructions. The Sponsor shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to paragraph (e), the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred unless directed otherwise as provided in paragraph (b) above.

                (j) The Sponsor shall furnish former Participants who have received distributions of Company Stock so recently as to not be shareholders of record with the information given to Participants pursuant to paragraphs (g), (h) and (i) of this Section. The Trustee shall then sell, exchange or transfer shares according to instructions from such former Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

                (k) Neither the Company, the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Offer, nor shall they have any authority or responsibility to do so.

                (l) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives. If some but not all Company Stock held by the Trust is sold, exchanged, or transferred pursuant to an Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Sponsor, not to disclose the composition of any Participant Accounts to the Company, its officers, directors, employees, or representatives. The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                (m) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock allocated to his or her Accounts under the Plan solely for purposes of exercising the rights of a shareholder with respect to an Offer pursuant to this Section 5.8 and voting rights pursuant to Section 5.9.

                (n) To the extent that an Offer results in the sale of Company Stock in the Trust, the Committee or the Participants, if so permitted under the terms of the Plan, shall instruct the Trustee as to the investment of the proceeds of such sale.

                (o) In the event a court of competent jurisdiction shall issue to the Plan, the Committee, the Sponsor or the Trustee an opinion or order, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances, the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to such Offer, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to whether or not Company Stock held by the Trustee shall be sold, exchanged or transferred pursuant to such Offer.

        5.9 Voting of Company Stock. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall have no discretion or authority to vote Company Stock held in the Trust on any matter presented for a vote by the stockholders of the Company except in accordance with timely directions received by the Trustee from either the Committee or Participants, depending on who has the right to direct the voting of such Company Stock as provided in the following provisions of this Section 5.9.

                (a) All Company Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Section 5.9(a).

                        (i) If the Sponsor has a registration-type class of
                securities (as defined in Code Section 409(e)(4)), then with respect to all corporate matters, each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her Accounts.

                        (ii) If the Sponsor does not have a registration-type
                class of securities, then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Code Section 409(e)(4) and the regulations thereunder, each Participant shall be entitled to direct the Trustee as to the voting of all Company Stock allocated and credited to his or her Accounts.

                (b) To the extent there remains any residual fiduciary responsibility with respect to the voting of Company Stock after application of paragraph (a) above, the Trustee shall vote such Company Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to the voting of Company Stock, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Committee or independent fiduciary, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including, but not limited to, the continuing job security of Participants as employees of the Sponsor or any Affiliated Company, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan.

                (c) All Participants entitled to direct such voting shall be notified by the Sponsor, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by the Sponsor or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares), provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Company Stock credited to his or her Accounts, such Company Stock shall not be voted unless the Trustee is directed otherwise as provided in paragraph (b) above. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                (d) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Company Stock for which he or she has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this
        Section 5.9 or certain Offers pursuant to Section 5.8.

                (e) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Committee, the Sponsor or the Trustee, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Company Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to voting, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to the manner in which Company Stock held by the Trustee shall be voted.

        5.10 Securities Law Limitation. Neither the Committee nor the Trustee shall be required to engage in any transaction, including without limitation, directing the purchase or sale of Company Stock (or Allergan Stock), which either determines in its sole discretion might tend to subject itself, its members, the Plan, the Company, or any Participant or Beneficiary to a liability under federal or state securities laws.

        5.11 Distributions. Money and property of the Trust shall be paid out, disbursed, or applied by the Trustee for the benefit of Participants and Beneficiaries under the Plan in accordance with directions received by the Trustee from the Committee. Upon direction of the Committee, the Trustee may pay money or deliver property from the Trust for any purpose authorized under the Plan. The Trustee shall be fully protected in paying out money or delivering property from the Trust from time to time upon written order of the Committee and shall not be liable for the application of such money or property by the Committee.

        The Trustee shall not be required to determine or to make any investigation to determine the identity or mailing address of any person entitled to benefits hereunder and shall have discharged its obligation in that respect when it shall have sent checks or other property by first-class mail to such persons at their respective addresses as may be certified to it by the Committee.

        5.12 Taxes. If the whole or any part of the Trust, or the proceeds thereof, shall become liable for the payment of any estate, inheritance, income or other tax, charge, or assessment which the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax, charge, or assessment out of any moneys or other property in its hands for the account of the person whose interests hereunder are so liable, but at least ten (10) days prior to making any such payment, the Trustee shall mail notice to the Committee of its intention to make such payment. Prior to making any transfers or distributions of any of the Trust, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary.

        5.13 Trustee Records to be Maintained. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements, and other transactions hereunder, and all accounts, books, and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Company (subject to the provisions of Section 5.8(k)).

        5.14 Annual Report of Trustee. Promptly following the close of each Plan Year (or such other period as may be agreed upon between the Trustee and Committee), or promptly after receipt of a written request from the Company, the Trustee shall prepare for the Company a written account which will enable the Company to satisfy the annual financial reporting requirements of ERISA, and which will set forth among other things all investments, receipts, disbursements, and other transactions effected by the Trustee during such Plan Year or during the period from the close of the last Plan Year to the date of such request. Such account shall also describe all securities and other investments purchased and sold during the period to which it refers, the cost of acquisition or net proceeds of sale, the securities and investments held as of the date of such account, and the cost of each item thereof as carried on the books of the Trustee. All accounts so filed shall be open to inspection during business hours by the Company, the Committee, and by Participants and Beneficiaries of the Plan (subject to the provisions of Section 5.8(k)).

        5.15 Appointment of Investment Manager. From time to time the Committee, in accordance with Section 9.6 hereof, may appoint one or more Investment Managers who shall have investment management and control over assets of the Trust not invested or to be invested in Company Stock. The Committee shall notify the Trustee of such assets of the appointment of the Investment Manager. In the event more than one Investment Manager is appointed, the Committee shall determine which assets shall be subject to management and control by each Investment Manager and shall also determine the proportion in which funds withdrawn or disbursed shall be charged against the assets subject to each Investment Manager's management and control. As shall be provided in any contract between an Investment Manager and the Committee, such Investment Manager shall hold a revocable proxy with respect to all securities which are held under the management of such Investment Manager pursuant to such contract (except for Company Stock), and such Investment Manager shall report the voting of all securities subject to such proxy on an annual basis to the Committee.

        5.16 Certain Offers for Allergan Stock; Voting of Allergan Stock.


        (a) The provisions of Appendix B shall apply in the event an offer shall be received by the Trustee (including, but not limited to, a tender offer or exchange offer within the meaning of the Exchange Act) to acquire any or all shares of Allergan Stock held by the Trust (an "Allergan Offer").

        (b) The provisions of Appendix B shall apply with respect to the exercise of the voting rights of the Allergan Stock held by the Trust.

                                   ARTICLE VI.
                            ACCOUNTS AND ALLOCATIONS

        6.1 Participants' Accounts.


                (a) In order to account for the allocated interest of each Participant in the Trust Fund, there shall be established and maintained for each Participant, as applicable, a Before Tax Deposits Account, an After Tax Deposits Account, a Company Contribution Account, a Profit Sharing Account, a Rollover Account and an Allergan ESOP Account.

                (b) Effective upon the Distribution Date, with respect to a Participant who is a Transferring Employee, the amount credited to each "Account" (as defined in the Allergan Savings Plan) of such Participant in the Allergan Savings Plan as of the Distribution Date shall be credited to such Participant's Account in the Plan that corresponds to such "Account" in the Allergan Savings Plan.

                (c) Effective upon the Distribution Date, with respect to a Participant who is a Transferring Employee, the amount credited to the "ESOP Account" (as defined in the Allergan ESOP) of such Participant in the Allergan ESOP as of the Distribution Date shall be credited to such Participant's Allergan ESOP Account in the Plan.

        6.2 Allocation of Amounts Contributed by Participants. All After Tax Deposits and Before Tax Deposits contributed by a Participant shall be allocated to the separate Account established and maintained for that Participant for such form of contributions. Such contributions shall be paid by the Company to the Trustee as soon as the amount can reasonably be identified and separated from the Company's other assets, but in any event no later than the 15th business day of the month following the month in which such amounts would otherwise be payable to the Participant, or such other time provided in applicable regulations under the Code or ERISA.

        6.3 Allocation of Company Contributions and Forfeitures. Company Contributions and Forfeitures shall be allocated as follows:


                (a) Forfeitures shall first be used to restore the Accounts of rehired Participants if so required under Section 7.3 or 8.7(c) and shall then be allocated to the Company Contribution Accounts and Profit Sharing Accounts of Participants to the extent necessary to correct insufficient allocations made to such Accounts in prior months discovered during the Plan Year to which such Forfeitures are attributable. Any remaining Forfeitures may be applied towards plan expenses if so directed by the

        Committee as provided in Section 9.12 or shall be used to reduce contributions made by the Company pursuant to Section 5.3.

                (b) Matching Contributions shall be allocated to the Company Contribution Accounts of all Participants who made Matched Deposits at such times and in such amounts as provided in Sections 5.3(a) and 5.3(b).

                (c) Profit Sharing Contributions shall be allocated to the Profit Sharing Accounts of eligible Participants at such times and in such amounts as provided in Section 5.3(c).

                (d) Any other Company Contributions shall be used to restore the Accounts of rehired Participants if so required under Section 8.7(c) and to the extent Forfeitures are unavailable. Any amounts remaining may be used to pay Plan expenses if so directed by the Committee as provided in
        Section 9.12.

        The allocations of Company Contributions under this Section 6.3 shall be made only after any allocations required by Sections 6.8 and 13.4 have been made.

        6.4 Valuation of Participants' Accounts. Within sixty (60) days after each Valuation Date the Trustee shall value the assets of the Trust on the basis of fair market values. Company Stock held by the Trust shall be valued in accordance with Section 6.5. If separate investment funds are maintained under the Trust pursuant to Section 5.5(b) then each such fund shall be valued separately so that gains or losses of the various funds shall not be commingled. Upon receipt of these valuations from the Trustee, the Committee shall revalue the Accounts and subaccounts (as established pursuant to Section 5.5(b)), if any, of each Participant as of the applicable Valuation Date so as to reflect, among other things, a proportionate share in any increase or decrease in the fair market value of the assets in the Trust Fund, determined by the Trustee as of that date as compared with the value of the assets in the Trust Fund as of the immediately preceding Valuation Date.

        6.5 Valuation of Company Stock. Company Stock held by the Trust shall be valued according to the following rules:


                (a) In the case of Company Stock that is publicly traded on a national securities exchange, such stock shall be valued by reference to the closing price of such stock on such exchange on the last trading day of the month for which such stock is being valued.

                (b) In the case of Company Stock that is not publicly traded on a national securities exchange, such stock shall be valued as of the first day of each Plan Year, or such other time as established by the Committee, by determining the fair market value of such stock through the use of an independent appraiser. Such fair market valuation shall be used to determine the valuation of each Participant's Accounts on each Valuation Date in such Plan Year pursuant to Section 6.4.

        6.6 Dividends, Splits, Recapitalizations, Etc. Any Company Stock received by the Trustee as a stock split, dividend, or as a result of a reorganization or other recapitalization of the Company shall be allocated in the same manner as the Company Stock to which it is attributable is then allocated.

        6.7 Stock Rights, Warrants or Options.


                (a) In the event any rights, warrants, or options are issued on Company Stock held in the Trust Fund, the Trustee shall exercise them for the acquisition of additional Company Stock as directed by the Committee to the extent that cash is then available in the Trust Fund.

                (b) Any Company Stock acquired in this fashion shall be treated as Company Stock purchased by the Trustee for the net price paid and shall be allocated in the same manner as the funds used to purchase the Company Stock were or would be allocated under the provisions of the Plan. Thus, if the funds used to purchase the stock consisted of unallocated Company Contributions, the stock would be allocated under the terms of Section 6.3; if the funds used consisted of the unallocated net income of the Trust, the stock would be allocated as provided in
        Section 6.4; and if the funds used consisted of funds previously allocated to the Accounts, the stock would be allocated in the manner in which the Accounts or subaccounts are debited and credited.

                (c) Any rights, warrants, or options on Company Stock which cannot be exercised for lack of cash may, as directed by the Committee, be sold by the Trustee and the proceeds allocated in accordance with the source of the Company Stock with respect to which the rights, warrants, or options were issued in accordance with rules of paragraph (b) above.

        6.8 Allergan Stock. The provisions of Appendix B shall apply for purposes of the valuation of Allergan Stock held by the Trust, in the event of a stock split, dividend or reorganization or other recapitalization of Allergan or any rights, warrants, or options are issued on Allergan Stock, and with respect to any required put option for Allergan Stock.

        6.9 Treatment of Accounts Upon Severance. Upon a Participant's Severance, pending distribution of the Participant's benefit pursuant to the provisions of Article VIII, the Participant's Accounts shall continue to be maintained and accounted for in accordance with all applicable provisions of the Plan, including but not limited to the allocation of Company Contributions and net income or loss to which the Accounts are entitled under the applicable provisions of Sections 6.3 and 6.4 as of any Valuation Date or other date preceding the distribution of the Participant's entire benefit under the Plan.

        6.10 Cash Dividends.

                (a) All cash dividends paid to the Trustee with respect to Company Stock that has been allocated to a Participant's Account as of the quarterly date on which the dividend is received by the Trustee shall be allocated to the Participant's Account.

                (b) If a Participant (or Beneficiary) has a current right to a distribution in Company Stock pursuant to Article VIII and such stock has not yet been re-registered in the name of the Participant (or Beneficiary) as of the record date of any dividend on such stock, such dividend shall be distributed to the Participant (or Beneficiary).

                (c) Notwithstanding the provisions of paragraphs (a) and (b) above, the Committee may determine, in its discretion, that cash dividends on such shares may be used to purchase additional shares of Company Stock, or in whatever other manner it deems appropriate.

        6.11 Miscellaneous Allocation Rules.


                (a) In the event that there is more than one class of Company Stock to be allocated to Participants' Accounts, there shall be allocated to the Account of each Participant (entitled to share in allocations of Company Stock as of any applicable date) the portion of each class of Company Stock (to be allocated as of that date) which the amount to be allocated to the Account of the Participant bears to the total amount to be allocated to the Accounts of all Participants entitled to share in such allocation.

                (b) Allocations of all assets other than Company Stock shall be made on the basis of, and expressed in terms of dollar value. Allocations of Company Stock shall be on the basis of the number of shares of Company Stock (including fractional shares) and valuations, as of each Valuation Date, shall be expressed in terms of number of shares and dollar value.

                (c) The Committee and the Trustee shall establish such additional accounting procedures as may be necessary for the purpose of making the allocations, valuations, withdrawals, and adjustments to Participants' Accounts provided for in this Article VI. From time to time the Committee and Trustee may modify such additional accounting procedures for the purpose of achieving equitable, nondiscriminatory, and administratively feasible allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the provisions of this Article VI.

                (d) The Company, the Committee and Trustee do not in any manner or to any extent whatsoever warrant, guarantee or represent that the value of a Participant's Account shall at any time equal or exceed the amount previously contributed thereto.

        6.12 Cash Dividends on Allergan Stock. The provisions of Appendix B shall apply with respect to cash dividends on Allergan Stock held by the Trust.

        6.13 Limitations on After Tax Deposits and Matching Contributions. With respect to each Plan Year, After Tax Deposits and Matching Contributions under the Plan for the Plan Year shall not exceed the limitations by or on behalf of Highly Compensated Participants under Code Section 401(m), as provided in this Section. In the event that After Tax Deposits and Matching Contributions under the Plan by or on behalf of Highly Compensated Participants for any Plan Year exceed the limitations of this Section for any reason, such excess After Tax Deposits and Matching Contributions and any income or loss allocable thereto shall be disposed of in accordance with Section 6.14.

                (a) The After Tax Deposits by Participants and Matching Contributions on behalf of Participants for a Plan Year shall satisfy the Actual Contribution Percentage test set forth in (i) below, or, to the extent not precluded by applicable regulations, the alternative Actual Contribution Percentage test set forth in (ii) below:

                        (i) The Actual Contribution Percentage of Highly
                Compensated Participants for the Plan Year shall not be more than the prior Plan Year's Actual Contribution Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 1.25, or

                        (ii) The Actual Contribution Percentage of Highly
                Compensated Participants for the Plan Year shall not be more than the prior Plan Year's Actual Contribution Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year multiplied by 2.0, provided that the Actual Contribution Percentage of Highly Compensated Participants does not exceed the Actual Contribution Percentage of Participants who were not Highly Compensated Employees for the prior Plan Year by more than two (2) percentage points.

                (b) For purposes of this Section 6.13 and Section 6.14 the following definitions shall apply:

                        (i) "Actual Contribution Percentage" shall mean the
                average of the Contribution Percentages, with respect to the group of Highly Compensated Participants and the group of all other Participants for a Plan Year. The "Contribution Percentage" for any Participant shall mean the ratio, calculated separately and to the nearest one-hundredth of one percent for each Participant in such group, determined as follows:

                                (1) For a Highly Compensated Participant, the
                        ratio of such Participant's After Tax Deposits and Matching Contributions for the current Plan Year to such Participant's Compensation for the current Plan Year; provided, however, that the Contribution Percentage of a Highly

                        Compensated Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                                (2) For any other Participant, the ratio of such
                        Participant's After Tax Deposits and Matching Contributions for the preceding Plan Year to such Participant's Compensation for the preceding Plan Year; provided, however, that the Contribution Percentage of a Participant with no After Tax Deposits and Matching Contributions made on his or her behalf shall be zero.

                        The Contribution Percentage, in each case, however,
                shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contribution to which they relate are excess Before Tax Deposits, excess After Tax Deposits, or Excess Aggregate Contributions.

                        For purposes of the Actual Contribution Percentage test
                for the Plan Year ending on December 31, 2002, the prior Plan Year's Actual Contribution Percentage of Participants who were not Highly Compensated Employees for such prior Plan Year shall equal the "Actual Contribution Percentage" (as defined in the Allergan Savings Plan) of "Participants" (as defined in the Allergan Savings Plan) who were not "Highly Compensated Employees" (as defined in the Allergan Savings Plan) under the Allergan Savings Plan for the Plan Year ended on December 31, 2001.

                        To the extent determined by the Committee and in
                accordance with regulations issued by the Secretary of the Treasury under Code Section 401(m)(3), Before Tax Deposits and any qualified nonelective contributions, within the meaning of Code Section 401(m)(4)(C) on behalf of a Participant (and, for purposes of the Actual Contribution Percentage test for the Plan Year ending on December 31, 2002, qualified nonelective contributions under the Allergan Savings Plan) may also be taken into account for purposes of calculating the Contribution Percentage of a Participant. However, if any Before Tax Deposits are taken into account for purposes of determining Actual Deferral Percentages under Section 4.3 then such Before Tax Deposits shall not be taken into account under this Section 6.13.

                        (ii) "Highly Compensated Participant" shall mean for any
                Plan Year any Participant who is a Highly Compensated Employee. A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is not a Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                        (iii) "Participant" shall mean any Eligible Employee who
                satisfied the requirements under Article III during the Plan Year whether or not such Eligible Employee has elected to contribute to the Plan for such Plan Year.

                        (iv) "Compensation" shall mean compensation as described
                below:

                                (1) Compensation means compensation determined
                        by the Company in accordance with the requirements of Code Section 414(s) and the regulations thereunder.

                                (2) For purposes of this Section 6.13,
                        Compensation may, at the Company's election, exclude amounts which are excludable from a Participant's gross income under Code Section 125 (pertaining to cafeteria plans), 132(f)(4), Code Section 402(e)(3) (pertaining to 401(k) salary reductions), 402(h) and 403(b). The Company may change its election provided such change does not discriminate in favor of Highly Compensated Employees.

                                (3) Compensation taken into account for any Plan
                        Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Any cost-of-living adjustments in effect for a calendar year shall apply to the Plan Year beginning with or within such calendar year.

                        (v) "Excess Aggregate Contributions" shall mean, with
                respect to any Plan Year, the excess of:

                                (1) The aggregate After Tax Deposits and
                        Matching Contributions taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan year, over

                                (2) The maximum After Tax Deposits and Matching
                        Contributions permitted under the Actual Contribution Percentage test as determined by reducing such Matching Contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the highest of such percentages.

                        Such determination shall be made after first determining
                excess Before Tax Deposits pursuant to Sections 4.2(a) and 4.3.

                (c) In the event the Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans which include arrangements under Code Section 401(k), then this Section 6.13 shall be applied by determining the Contribution Percentages as if all such plans were a single plan, in accordance with the requirements of Code Section 401(m), the regulations prescribed by the Secretary of the Treasury under Code Section 401(m), Internal Revenue Service Notice 98-1 and any superseding guidance. In the event the Plan satisfies the requirements of Code Section 410(b) on a disaggregated basis, then this Section 6.13 shall be applied by determining the Contribution Percentages of Participants in accordance with the requirements of Code Section 401(m), the regulations prescribed by the Secretary of the Treasury under Code Section 401(m), Internal Revenue Service Notice 98-1 and any superseding guidance. Any adjustments to the Contribution Percentages of Participants who are not Highly Compensated Employees for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 and any superseding guidance. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same Plan Year and use the same Actual Contribution Percentage testing method.

                (d) For purposes of this Section 6.13, the Contribution Percentage for any Highly Compensated Participant who is eligible to have After Tax Deposits or Matching Contributions allocated to his or her account under two or more plans maintained by the Company or an Affiliated Company shall be determined as if the total of such After Tax Deposits or Matching Contributions was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(m).

                (e) For purposes of the Actual Contribution Percentage test, After Tax Deposits shall be considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                (f) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of Code Section 401(m) and the regulations thereunder, in accordance with regulations prescribed by the Secretary of the Treasury.

        6.14 Provision for Disposition of Excess After Tax Deposits or Matching Contributions on Behalf of Highly Compensated Participants. After application of the provisions of Section 4.4 and 4.5, the following provisions shall be implemented:

                (a) The Committee shall determine, as soon as is reasonably possible following the close of each Plan Year, the extent (if any) to which contributions by or on behalf of Highly Compensated Participants may cause the Plan to exceed the limitations of Section 6.13 for such Plan Year. If, pursuant to the determination by the Committee and as required by the leveling method described in paragraph (b) below, contributions by or on behalf of a Highly Compensated Participant may cause the Plan to exceed such limitations, then the Committee shall take the following steps:

                        (i) First, any excess After Tax Deposits that were not
                matched by Matching Contributions, together with income or loss allocable to such amount (determined in accordance with paragraph (c) below) shall be returned to the Highly Compensated Participant.

                        (ii) Second, if any excess remains after the provisions
                of (i) above are applied, to the extent necessary to eliminate the excess, Matching Contributions with respect to the Highly Compensated Participant, any corresponding matched After Tax Deposits, and any income or loss allocable thereto, shall either be distributed (if non-forfeitable) to the Highly Compensated Participant or forfeited (to the extent forfeitable under the Plan) on a pro-rata basis. Amounts of excess Matching Contributions forfeited by Highly Compensated Participants under this Section 6.14, including any income or loss allocable thereto, shall be applied to reduce Matching Contributions by the Company or the Affiliated Company that made the Matching Contribution on behalf of the Highly Compensated Participant for the Plan Year for which the excess contribution was made.

                        (iii) If administratively feasible, any amounts
                distributed pursuant to subparagraphs (i) or (ii) above shall be returned within two and one-half (2-1/2) months following the close of the Plan Year for which such excess After Tax Deposits or Matching Contributions were made, but in any event no later than the end of the first Plan Year following the Plan Year for which the excess After Tax Deposits or Matching Contributions were made. After Tax Deposits and Matching Contributions for any Plan Year shall be made on the basis of the respective portions of such excess After Tax Deposits and Matching Contributions attributable to each Highly Compensated Participant.

                (b) For purposes of satisfying the Actual Contribution Percentage test, the amount of any excess After Tax Deposits or Matching Contributions by or on behalf of Highly Compensated Participants for a Plan Year under Section 6.13 shall be determined by application of a leveling method under which the After Tax Deposits or Matching Contributions of the Highly Compensated Participant who has the highest dollar amount of After Tax Deposits or Matching Contributions for such Plan Year is reduced to the extent required to cause such Highly Compensated Participant's After Tax Deposits and Matching Contributions to equal the After Tax Deposits and Matching Contributions of the Highly Compensated Participant with the next highest After Tax Deposits and Matching Contributions; provided, however, if a lesser amount, when added to the total dollar amount already distributed under this paragraph (b), equals the total excess After Tax Deposits and Matching Contributions that are required to be distributed to enable the Plan to satisfy the Actual Contribution Percentage test, the lesser amount shall be distributed. This process shall be repeated until the Plan satisfies the Actual Contribution Percentage test.

                (c) The amount of income or loss attributable to any excess After Tax Deposits or Matching Contributions, as determined under this
        Section 6.14 (the "Excess Aggregate Contribution") by a Highly Compensated Participant for a Plan Year shall be equal to the sum of the following:

                        (i) The income or loss allocable to the Highly
                Compensated Participant's Excess Aggregate Contribution Accounts for the Plan Year multiplied by a fraction, the numerator of which is the Excess Aggregate Contribution and the denominator of which is the sum of the balance of the Highly Compensated Participant's Excess Aggregate Contribution Accounts without regard to any income or loss allocable to such Accounts during the Plan Year; and

                        (ii) The amount of allocable income or loss for the Gap
                Period using the "safe harbor" method set forth in regulations prescribed by the Secretary of the Treasury under Code Section 401(m). Under the "safe harbor" method, such allocable income or loss is equal to 10% of the amount calculated under Section 6.14(c)(i) above, multiplied by the number of calendar months from the last day of the Plan Year until the date of distribution of the Participant's excess After Tax Deposits or Matching Contributions. A distribution on or before the 15th of the month is treated as made on the last day of the preceding month, a distribution after the 15th of the month is treated as made on the first day of the next month.

                (d) For the purpose of this Section 6.14, the following shall apply:

                        (i) "Excess Aggregate Contribution Accounts" shall mean
                the Participant's After Tax Deposits Account and Company Contribution Account.

                        (ii) "Gap Period" shall mean the period between last day
                of the Plan Year and the date of distribution of any Excess Aggregate Contributions.

                (e) Any excess After Tax Deposits and/or Matching Contributions distributed to a Highly Compensated Participant or forfeited by a Highly Compensated Participant in accordance with this Section 6.14, shall be treated as Annual Additions under Article XIII for the Plan Year for which the excess contribution was made.

                (f) Neither the Committee nor the Company shall be liable to any Participant (or his or her Beneficiary, if applicable) for any losses caused by a mistake in calculating the amount of any Excess Aggregate Contributions by or on behalf of a Highly Compensated Participant and the income or loss allocable thereto.

                                  ARTICLE VII.
                            VESTING IN PLAN ACCOUNTS

        7.1 No Vested Rights Except as Herein Provided. No Participant shall have any vested right or interest to, or any right of payment of, any assets of the Trust Fund, except as expressly provided in the Plan. Neither the making of any allocations nor the credit to any Account of a Participant shall vest in any Participant any right, title, or interest in or to any assets of the Trust Fund.

        7.2 Vesting Schedule.

                        (a) A Participant's interest in his or her Company
                Contribution Account shall vest in accordance with the following schedule:

                Years of Credited Service                  Vested Percentage
                -------------------------                  -----------------
                Less than 3                                         0%
                3 or more                                         100%.

                (b) A Participant's interest in his or her Profit Sharing Account or his or her Allergan ESOP Account shall vest in accordance with the following schedule:

                Years of Credited Service                  Vested Percentage
                -------------------------                  -----------------
                Less than 1                                         0%
                1, but less than 2                                 20%
                2, but less than 3                                 40%
                3, but less than 4                                 60%
                4, but less than 5                                 80%
                5 or more                                         100%.

                (c) Notwithstanding the above, a Participant shall become fully vested in his or her Company Contribution Account, his or her Profit Sharing Account and his or her Allergan ESOP Account upon the occurrence of any of the following events, if such Participant is then still an
        Employee:

                        (i) Attainment of age sixty-two (62);

                        (ii) Death;

                        (iii) Severance due to a Disability; or

                        (iv) Occurrence of a Change in Control pursuant to
                Section 12.4.

        7.3 Severance When Less than Fully Vested. A Participant who incurs a Severance and who is not or does not become 100% vested in his or her Profit Sharing Account or his or her Allergan ESOP Account pursuant to Section 7.2, shall receive a distribution of the vested portion of his or her Profit Sharing Account or his or her Allergan ESOP Account in a single lump sum payment in the form prescribed by Section 8.2 hereof, as soon as practicable following the Participant's Severance Date, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant incurred the Severance. The non-vested portion of such Participant's Profit Sharing Account or Allergan ESOP Account shall be forfeited in accordance with the following rules:

                (a) In the event that a distribution of the entire vested portion of such a Participant's Profit Sharing Account or Allergan ESOP Account is made pursuant to Section 8.2, the non-vested portion shall be forfeited as of such Participant's distribution date. In the event such Participant is rehired by the Company or an Affiliated Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited shall be reinstated to the Participant's Profit Sharing Account or Allergan ESOP Account as of the Participant's Reemployment Commencement Date (without regard to any interest or investment earnings on such amount). For the purpose of this paragraph
        (a), a Participant with no vested portion of his or her Accounts shall be deemed to have received a distribution pursuant to this paragraph (a) as of his or her Severance Date.

                (b) In the event such a Participant who incurs a Severance does not receive a distribution of the entire vested portion of his or her Profit Sharing Account or Allergan ESOP Account, the non-vested portion shall be forfeited as of such Participant's Severance Date. In the event such Participant is rehired by the Company or an Affiliated Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited plus an amount equal to the rate of return, the amount forfeited would have received but for forfeiture pursuant to this paragraph (b) shall be reinstated to the Participant's Profit Sharing Account or Allergan ESOP Account as of the Participant's Reemployment Commencement Date. The rate of return shall be determined based on the investment earnings that would have accrued on the amount so forfeited had such amount remained invested in the investment funds in which it was invested immediately prior to such forfeiture. The Company shall be obligated to contribute to the Trust Fund any amounts necessary after application of Section 6.3(a) to reinstate any Profit Sharing Account or Allergan ESOP Account if reinstatement is required under the provisions of this paragraph.

                (c) At any relevant time after Severance pursuant to paragraphs
        (a) and (b) above, the Participant's vested portion of his or her Profit Sharing Account or Allergan ESOP Account shall be equal to an amount ("X") determined by the following formula:

                               X = P*(AB + D) - D

        For the purposes of applying the formula:

                P  = the vested percentage at any relevant time determined pursuant to Section 7.2

                AB = the Profit Sharing Account or Allergan ESOP Account
                     balance, as the case may be, at the relevant time

                D  = the total amount of any distribution from the Profit
                     Sharing Account or Allergan ESOP Account, as the case may be, since such Severance.

        7.4 Vesting of Participant Deposits. A Participant shall be fully vested at all times in the amounts allocated to his or her Before Tax Deposits Account, After Tax Deposits Account, and Rollover Account.

                                  ARTICLE VIII.
                            PAYMENT OF PLAN BENEFITS

        8.1 Withdrawals During Employment. A Participant may withdraw in a single lump-sum payment, once in any calendar quarter, amounts of at least $500 from his or her Accounts while an Employee in accordance with the following rules:

                (a) A Participant may, for any reason, withdraw any portion of the amount allocated to his or her After Tax Deposit Account (excluding any After Tax Deposits recharacterized as such under Section 4.5). A Participant who makes a withdrawal of After Tax Deposits (whether Matched Deposits or non-Matched Deposits) shall not be permitted to make any After Tax or Before Tax Deposits during the six (6) month period beginning as soon as administratively feasible following the date of the withdrawal unless the After Tax Deposits can also be withdrawn under paragraph (d) below or the withdrawal is comprised solely of After Tax Deposits which are not Matched Deposits and which were contributed to the Plan (or the Allergan Savings Plan) prior to July 1, 2000. A Participant who made a withdrawal of After Tax Deposits (whether Matched Deposits or Non-Matched Deposits) from the Allergan Savings Plan on or after July 1, 2000 and prior to the Effective Date shall not be permitted to make any After Tax or Before Tax Deposits under the Plan during the six (6) month period beginning as soon as administratively feasible following the date of the withdrawal unless the After Tax Deposits could also have been withdrawn under Section 8.1(d) of the Allergan Savings Plan or the withdrawal was comprised solely of After Tax Deposits which were not Matched Deposits and which were contributed prior to July 1, 2000.

                (b) A Participant may, for any reason, withdraw any portion of the amount allocated to his or her Rollover Account.

                (c) After withdrawing all After Tax Deposits pursuant to paragraph (a) and all amounts allocated to his or her Rollover Account under paragraph (b) above, a Participant with three (3) or more years of Credited Service may, for any reason, withdraw any portion of the amount allocated to his or her Company Contribution Account that was so allocated two (2) or more years prior to the date of such a withdrawal.

                (d) On or after the attainment of age 59-1/2, a Participant may withdraw any vested portion of the amounts allocated to any of his or her Accounts.

                (e) After withdrawing all amounts permitted pursuant to paragraphs (a), (b) (c), and (d) above, a Participant may withdraw amounts from his or her Before Tax Deposits Account (excluding any earnings attributable to such Account after

        December 31, 1988) and the vested portion of his or her Company Contribution Account, and any remaining amount in his or her After Tax Deposits (amounts which were recharacterized as After Tax Deposits under Section 4.5 but excluding any earnings attributable to recharacterized After Tax Deposits after December 31, 1988) upon incurring a hardship as defined in Section 8.5.

                (f) Except as provided in Section 8.5(c), all withdrawals shall be made in cash, except to the extent any of the vested portion of a Participant's Account to be withdrawn is invested in the Company Stock Fund, then such withdrawal may be made in Company Stock at the election of the Participant to the extent so invested, and, to the extent any of the vested portion of a Participant's Accounts to be withdrawn is invested in the Allergan Stock Fund, then such withdrawal may be made in Allergan Stock at the election of the Participant to the extent invested in shares of Allergan Stock.

                (g) Except as provided in paragraphs (a) through (e) above, Participants may not receive a distribution of their benefits under the Plan prior to termination of employment.

                (h) Except as provided in Section 8.5(c), all withdrawals shall be made to Participants as soon as reasonably practicable following the Valuation Date in the month for which a properly completed withdrawal request is deemed perfected. All withdrawals shall be based on the Account balances of a Participant as of such Valuation Date. If a properly completed withdrawal request is received by the Plan Administrator during any month and on or before the fifteenth day of such month, the withdrawal request shall be deemed perfected in such month, otherwise such withdrawal request shall be deemed perfected in the immediately following month.

                (i) Notwithstanding anything to the contrary in this Section 8.1 or Section 4.1, the additional withdrawal restrictions stated in Section 5.5(h) shall apply to all Participants who are Insiders, as that term is defined Section 5.5(h).

                (j) At the election of the Participant, to the extent such withdrawal is an Eligible Rollover Distribution, all or a portion of such distribution shall be paid directly by the Trustee of an Eligible Retirement Plan.

        8.2 Distributions Upon Termination of Employment or Disability

                (a) Subject to the provisions of Section 8.6, if a Participant incurs a Severance for any reason (including Disability) other than death, all or a portion of such Participant's entire vested portion of his or her Accounts under the Plan shall be distributed in a single lump-sum payment directly to such Participant. At the election of the Participant, to the extent such distribution is an Eligible Rollover Distribution, all or a portion of such distribution shall be paid directly by the Trustee to the trustee of an Eligible Retirement Plan.

                (b) Any distribution made pursuant to paragraph (a) shall be paid no more than once in any calendar quarter in amounts of at least $500 (or the Participant's entire vested portion of his or her Accounts under the Plan, if less) and shall be made in cash except, if any of the vested portion of such Participant's Accounts is invested in the Company Stock Fund, then, to the extent so invested, such distribution may be made in Company Stock at the election of the Participant, and, if any of the vested portion of a Participant's Accounts is invested in the Allergan Stock Fund, then, to the extent invested in shares of Allergan Stock, such distribution may be made in Allergan Stock at the election of the Participant.

                (c) Notwithstanding the provisions contained in the foregoing paragraphs of this Section 8.2 or Section 8.1, any provision which restricts or would deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and where relevant, other than the Participant's spouse) of an alternative form of benefit, in violation of Code Section 411(d)(6) and the regulation promulgated thereunder, is hereby amended by the deletion of the consent and/or discretion requirement.

                (d) Notwithstanding the provisions contained in the foregoing paragraphs of this Section 8.2 or Section 8.1, upon receipt of a Qualified Domestic Relations Order, the amount payable to an Alternate Payee (as such terms are described in Section 15.2) may be distributed to the Alternate Payee as soon as administratively feasible.

        8.3 Distribution Upon Death of Participant. In the event of the death of a Participant, the Participant's benefit under the Plan shall be distributed to the surviving spouse as Beneficiary (if still alive) unless the Participant designated another Beneficiary pursuant to Section 8.4. If the Beneficiary is the surviving spouse of the Participant, he or she may elect to have all or a portion of an Eligible Rollover Distribution paid directly by the Trustee to the trustee of an Eligible Retirement Plan. Distributions to the Beneficiary pursuant to this Section 8.3 shall be in the same form as specified in Section 8.2(b) above, as elected by the Beneficiary. All such distributions shall be made as soon as practicable after the death of the Participant. A Beneficiary may not elect to defer such a distribution.

        8.4 Designation of Beneficiary. At any time, and from time to time, each Participant shall have the unrestricted right to designate the Beneficiary to receive the portion of his or her death benefit and to revoke any such designation subject to paragraphs (a) and (b) below. Each such designation shall be evidenced by a written instrument signed by the Participant and filed with the Committee.

                (a) If the Participant is married and designates a Beneficiary other than his or her spouse, said designation shall not be honored by the Committee unless accompanied by the written consent of said spouse to said designation. Such consent
        (i) must designate a Beneficiary which may not be changed without the consent of the spouse (or the consent of the spouse must expressly permit designation by the Participant without any further consent by the spouse), (ii) must acknowledge the effect of the designation, and (iii) must be witnessed by a Plan representative or a notary public. No consent of such spouse shall be necessary if it is established to the satisfaction of a Plan representative that the consent required under this paragraph (a) cannot or need not be obtained because (i) there is no spouse, (ii) the spouse cannot be located, or (iii) there exist such other circumstances which, pursuant to regulations under Code Section 417, permit a distribution to another Beneficiary. Any consent of a spouse obtained pursuant to this paragraph (a) or any determination that the consent of the spouse cannot (or need not) be obtained, shall be effective only with respect to that spouse. If a Participant becomes married following his or her designation of a Beneficiary other than his or her spouse, such designation shall be ineffective unless the spousal consent requirements of this paragraph are satisfied with respect to such spouse (subject, however, to the provisions of Article XV regarding Qualified Domestic Relations Orders).

                (b) If the Participant is married and does not designate a Beneficiary, the Participant's spouse shall be his or her Beneficiary for purposes of this Section. If the deceased Participant is not married and shall have failed to designate a Beneficiary, or if the Committee shall be unable to locate the designated Beneficiary after reasonable efforts have been made, or if such Beneficiary shall be deceased, distribution of the Participant's death benefit shall be made by payment of the deceased Participant's entire interest in the Trust to his or her personal representative in a single lump-sum payment. In the event the deceased Participant is not a resident of California at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in California. If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased Participant's interest in the Trust to his or her heirs at law (determined in accordance with the laws of the State of California as they existed at the date of the Participant's death).

                (c) With respect to a Participant who is a Transferring Employee, the "Beneficiary" or "Beneficiaries" (as defined in the Allergan Savings Plan), if any, designated by such Participant under the Allergan Savings Plan, as determined immediately prior to the Effective Date, shall be the Beneficiary or Beneficiaries of such Participant, unless such Transferring Employee revokes such designation on or after the Effective Date; provided, however, that, the "Beneficiary" or "Beneficiaries" (as defined in the Allergan ESOP), if any, designated by such Participant under the Allergan ESOP, as determined immediately prior to the Effective Date, shall be the Beneficiary or Beneficiaries of such Participant (but solely with respect to such Participant's Allergan ESOP Account), unless such Participant revokes such designation on or after the Effective Date.

        8.5 Hardship Withdrawal Rule. A hardship withdrawal shall be made to a Participant only if the Committee (or its representative) determines that the Participant has an immediate and heavy financial need and that a withdrawal from the Plan is necessary to satisfy such need as set forth in paragraphs (a) and
(b) below.

                (a) A hardship withdrawal shall be authorized by the Committee only if the Committee, based upon the Participant's representation and such other facts as are known to the Committee, determines that the requested withdrawal is on the account of:

                        (i) Expenses for medical care described in Code Section
                213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code
                Section 152) or expenses necessary for such persons to obtain medical care;

                        (ii) Costs directly related to the purchase (excluding
                mortgage payments) of a principal residence for the Participant only;

                        (iii) The payment of tuition, related educational fees
                and room and board expenses for the next twelve (12) months of post-secondary education for the Participant, his or her spouse, children, or dependents;

                        (iv) The need to prevent the eviction of the Participant
                from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; and

                        (v) Any other situation deemed as immediate and heavy
                financial needs by the Internal Revenue Service through the publication of revenue rulings, notices, and other documents of general applicability.

                (b) A hardship withdrawal shall be authorized by the Committee only if the Committee, based upon the Participant's representation and such other facts as are known to the Committee, determines that all of the following conditions are or will be satisfied:

                        (i) The amount of the withdrawal is not in excess of the
                amount required to relieve the financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal).

                        (ii) The Participant has obtained all distributions,
                other than hardship withdrawals, and all nontaxable (at the time of the loan) loans from the Plan or any other plan maintained by the Company.

                        (iii) The Participant shall not be permitted to make
                Before Tax Deposits or After Tax Deposits to the Plan or contributions to any other plan of the Company and the Affiliated Companies during the 6-month period beginning as soon as administratively feasible following the date of the hardship withdrawal from the Plan. If a Participant made a hardship withdrawal from the Allergan Savings Plan, such Participant shall not be permitted to make Before Tax Deposits or After Tax Deposits to the Plan or contributions and all other plans of the Company and the Affiliated Companies during the 6-month period beginning as soon as administratively feasible following the date of the hardship withdrawal.

                (c) Notwithstanding the provisions of Section 8.1(f), all hardship withdrawals shall be made in cash regardless of the fund from which such withdrawal is made. The Committee may, at its discretion, establish written procedures whereby Participants may receive an estimated prepayment of a hardship withdrawal based on the last available valuation of such Participant's Accounts with a reconciling adjustment made to such Participant's Accounts after current valuation data is available.

        8.6 Distribution Rules. Notwithstanding any other provisions of this
Article VIII of the Plan regarding distributions of Participant's Accounts, the following additional rules shall apply to all such distributions.

                (a) In no event shall any benefits under the Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a Participant prior to Normal Retirement Age unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to Normal Retirement Age. Notwithstanding the foregoing, the provisions of this paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Accounts if the total amount of such vested portion does not exceed $5,000. For purposes of clause (ii), Rollover Contributions and the earnings thereon, shall be included in determining the value of the vested portion of a Participant's Account for distributions made after December 31, 2001 with respect to Participants who incur a Severance after December 31, 2001.

                (b) Unless a Participant elects otherwise pursuant to paragraph
        (a) above, distributions of the vested portion of a Participant's Accounts shall commence no later than the 60th day after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant's Normal Retirement Age; (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan (or the Allergan Savings Plan or the Allergan ESOP); or (iii) the termination of the Participant's employment with the Company.

                (c) Notwithstanding paragraphs (a) or (b) above, distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such Participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. The Required Beginning Date of a Participant who attains age 70-1/2 shall be April 1 of the calendar year immediately following the later of the calendar year in which the Participant attains age 70-1/2 or retires; provided, however, if such Participant is a Five Percent Owner (as defined in Code
        Section 416(i) and applicable regulations) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70-1/2, the Required Beginning Date shall be April 1 of the calendar year immediately following the year in which such Participant attains age 70-1/2. An Employee who prior to the Effective Date was a "Five Percent Owner" (as defined in the Allergan Savings Plan) shall be treated as a Five Percent Owner under this subsection (c).

                (d) Notwithstanding anything to the contrary in the Plan, if a Participant dies before distribution of his or her vested benefit has begun in accordance with paragraph (c) above, the Participant's vested benefit shall be distributed to his or her Beneficiary within five years from the date of the Participant's death except that any portion of the Account balance meeting the following requirements shall not be subject to this rule:

                        (i) A Beneficiary has been designated to receive the
                Participant's Account balance and such designation is effective at the Participant's death;

                        (ii) The Account balance is paid to the Beneficiary over
                the Beneficiary's life or over a period not to exceed the Beneficiary's life; and

                        (iii) The payments to the Beneficiary commence within
                one year of the Participant's death, or, if the Beneficiary is the spouse, before the time the deceased Participant would have attained age 70-1/2.

                (e) All distributions under the Plan shall be made in accordance with the requirements of Code Section 401(a)(9); provided, however, that the Plan will apply the minimum distribution requirements of Code
        Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. This paragraph (e) shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.

                (f) If it is not administratively practical to calculate and commence payments by the latest date specified in the rules of paragraphs (b), (c) and (d) above because the amount of the Participant's benefit cannot be calculated, or because the Committee is unable to locate the Participant (or eligible Beneficiary) after making reasonable efforts to do so, the payment shall be made as soon as is administratively possible (but not more than 60 days) after the Participant (or Beneficiary) can be located and the amount of the distributable benefit can be ascertained.

        8.7 Forfeitures.



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                (a) In the event that a distribution of the entire vested
        portion of a Participant's Accounts is made to a Participant due to a Severance when he or she is not fully vested in such Accounts, the nonvested portion of the Participant's Company Contributions Account shall be forfeited as of the Participant's distribution date. A Participant who incurs such a Severance when no portion of his or her Accounts is vested shall be deemed to have received a distribution pursuant to this paragraph (a) as of his or her Severance Date.

                (b) If a Participant incurs a Severance when not vested in his or her Company Contributions Account and does not receive a distribution described in paragraph (a), the Participant's Company Contributions Account shall be held by the Trustee as provided in Section 6.9, the nonvested portion of the Participant's Company Contributions Account shall be forfeited as of the last day of the month in which the 90-day period ends.

                (c) In the event a Participant is rehired by the Company prior to the date such Participant incurs five consecutive Breaks in Service, the amount so forfeited pursuant to paragraphs (a) and (b) above shall be reinstated to the Participant as of his or her Reemployment Commencement Date (without regard to any interest or investment earnings on such amount).

                (d) Forfeitures shall be allocated in the manner provided in
        Section 6.3 at such times as determined by the Committee and to the extent available shall be used to reduce contributions made by the Company pursuant to Section 5.3.

        8.8 Valuation of Plan Benefits Upon Distribution. For the purpose of any distribution of benefits under this Article VIII, the amount of such distribution shall be based on the value of a Participant's Accounts as of the Valuation Date in the month in which the application for such distribution is deemed perfected. If a properly completed distribution application is received by the Committee during any month and on or before the fifteenth day of such month, the distribution application shall be deemed perfected in such month, otherwise such distribution application shall be deemed perfected in the immediately following month.

        8.9 Lapsed Benefits.

                (a) In the event that a benefit is payable under the Plan to a Participant and after reasonable efforts the Participant cannot be located for the purpose of paying the benefit during a period of three consecutive years, the Participant shall be presumed dead and the benefit shall, upon the termination of that three year period, be paid to the Participant's Beneficiary.

                (b) If any eligible Beneficiary cannot be located for the purpose of paying the benefit for the following two years, then the benefit shall be forfeited and allocated to the Accounts of the other Participants for such Plan Year in accordance with Section 6.3.



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

                (c) If a Participant shall die prior to receiving a distribution of his or her entire benefit under the Plan (other than a Participant presumed to have died as provided above), if after reasonable efforts an eligible Beneficiary of the Participant cannot be located for the purpose of paying the benefit during a period of five consecutive years, the benefit shall, upon expiration of such five-year period, be forfeited and reallocated to the Accounts of the other Participants in accordance with Section 6.3.

                (d) For purposes of this Section, the term "Beneficiary" shall include any person entitled under Section 8.4 to receive the interest of a deceased Participant or deceased designated Beneficiary. It is the intention of this provision that during the relevant waiting period (two years or five years) the benefit shall be distributed to an eligible Beneficiary in a lower priority category under Section 8.4 if no eligible Beneficiary in a higher priority category can be located by the Committee after reasonable efforts have been made.

                (e) Notwithstanding the foregoing rules, if after such a forfeiture the Participant or an eligible Beneficiary shall claim the forfeited benefit, the amount forfeited shall be reinstated (without regard to any interest or investment earnings on such amount) and paid to the claimant as soon as practical following the claimant's production of reasonable proof of his or her identity and entitlement to the benefit (determined pursuant to the Plan's normal claim procedures under Section 9.8).

                (f) The Committee shall direct the Trustee with respect to the procedures to be followed concerning a missing Participant (or Beneficiary), and the Company shall be obligated to contribute to the Trust Fund any amounts necessary after the application of Section 6.3 to pay any reinstated benefit after it has been forfeited pursuant to the provisions of this Section.

        8.10 Persons Under Legal Disability.

                (a) If any payee under the Plan is a minor or if the Committee reasonably believes that any payee is legally incapable of giving a valid receipt and discharge for any payment due him/her, the Committee may have the payment, or any part thereof, made to the person (or persons or institution) whom it reasonably believes is caring for or supporting the payee, unless it has received due notice of claim therefor from a duly appointed guardian or committee of the payee.

                (b) Any such payment shall be a payment from the Accounts of the payee and shall, to the extent thereof, be a complete discharge of any liability under the Plan to the payee.



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

        8.11 Additional Documents.

                (a) The Committee or the Company may require satisfactory proof of any matter under the Plan from or with respect to any Employee, Participant, or Beneficiary, and no person shall be entitled to receive any benefits under the Plan until the required proof shall be furnished.

                (b) The Committee or Trustee, or both, may require the execution and delivery of such documents, papers and receipts as the Committee or Trustee may determine necessary or appropriate in order to establish the fact of death of the deceased Participant and of the right and identity of any Beneficiary or other person or persons claiming any benefits under this Article VIII.

                (c) The Committee or the Trustee, or both, may, as a condition precedent to the payment of death benefits hereunder, require an inheritance tax release and/or such security as the Committee or Trustee, or both, may deem appropriate as protection against possible liability for State or Federal death taxes attributable to any death benefits.

        8.12 Trustee-to-Trustee Transfers. In the case of any Participant or Participants who have terminated employment with the Company and all Affiliated Companies and subsequently become employed by an unrelated successor employer, the Committee, shall at the request of such Participant or Participants, direct the Trustee to transfer the assets in the Accounts of such Participant or Participants directly to the trustee of any retirement plan maintained by such successor employer or employers in lieu of any distribution described in the preceding provisions of this Article VIII but only if (i) the retirement plan maintained by such successor employer is determined to the satisfaction of the Committee to be qualified under Code Section 401, (ii) the sponsor and trustee of such plan consent to the transfer, and (iii) such transfer satisfies the conditions of Section 12.3 hereof.

        8.13 Loans to Participants. A Participant may borrow from his or her Accounts while an Employee in accordance with the following rules:

                (a) Subject to minimum and maximum loan requirements, a Participant may borrow up to fifty percent (50%) of his or her After Tax Deposits Account, his or her Rollover Account, the vested portion of his or her Company Contribution Account and Allergan ESOP Account and his or her Before Tax Deposits Account. Only one loan may be outstanding to a Participant any time. The minimum loan amount shall be $1,000 and the maximum loan amount shall be $50,000. The $50,000 maximum loan amount shall be reduced by the excess, if any, of the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the day before the loan is made over the outstanding balance of loans on the date the loan is made.

                (b) A loan to a Participant shall be made solely from his or her Accounts and shall be considered an investment directed by the Participant. Loan amounts shall be funded from the Participant's Accounts as determined under procedures established by



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

        the Committee; provided, however, that principal repayments shall be credited to the Participant's Accounts in the inverse of the order used to fund the loan and interest payments shall be credited to the Participant's Accounts in direct proportion to the principal repayments.

                (c) A loan to a Participant shall bear an interest rate equal to the prime rate reported in the Wall Street Journal on first business day of the month in which the loan is granted plus one percent (1%) and shall remain fixed throughout the term of the loan. Notwithstanding the preceding sentence, if the Committee determines that such rate is not reasonable or otherwise not in accordance with applicable requirements under the Code or ERISA, the Committee shall set an alternate interest rate at the time that the loan is taken.

                (d) A loan to a Participant shall have a definite maturity date. Loans, other than loans made for the purpose of acquiring the principal residence of the Participant, shall be made for a period not to exceed five (5) years. Loans made for the purpose of acquiring the principal residence of the Participant shall be made for a period not to exceed fifteen (15) years.

                (e) A loan to a Participant shall have a definite repayment schedule and shall be amortized on a substantially level basis with repayments occurring not less frequently than quarterly. Notwithstanding the foregoing, the loan repayments shall be suspended during an unpaid Leave of Absence not to exceed one year at which time loan repayments shall resume. In the case of a Leave of Absence due to qualified military service, loan repayments shall be suspended as permitted under Code Section 414(u)(4).

                (f) A loan to a Participant shall be secured by the vested portion of the Participant's Account. No more than 50% of the Participant's vested Account as determined on the date the loan is issued shall be considered by the Plan as security for a loan. A Participant who borrows from the Plan hereby agrees that, unless expressly provided otherwise in loan documents, any such loan is automatically secured by 50% of his or her vested Account.

                (g) A loan to a Participant shall be evidenced by a promissory note and/or such other documentation as required by the Committee.

                (h) A loan to a Participant shall be treated as a distribution unless the entire principal amount and any interest accrued thereon is repaid within ninety (90) days after the occurrence of a Participant's Severance. Absent repayment by the Participant, the Committee shall instruct the Trustee to distribute the note to the Participant as part of his or her distribution and the Participant's vested Account shall be reduced to the extent of such distribution.



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

                (i) The Committee shall establish the participant loan program and have the duty to manage and administer the participant loan program in accordance with the terms and provisions of this Section. The Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                        (i) To determine the manner in which loan repayments
                shall occur whether it be through automatic payroll deductions or otherwise.

                        (ii) To determine the amount of loan repayments
                following suspension due to an unpaid Leave of Absence subject to the requirement that the loan must be repaid by the latest date permitted under paragraph (d).

                        (iii) To establish any fees, including but not limited
                to application fees and maintenance fees, and the manner in which such fees are collected from the Participant.

                        (iv) To consider only those factors which would be
                considered in a normal commercial setting by persons in the business of making similar types of loans in establishing the participant loan program. Such factors may include the applicant's creditworthiness and financial need, but may not include any factor which would discriminate against Participants who are not Highly Compensated Employees. Loans shall be made available to all Participants without regard to a Participant's race, color, religion, sex, age or national origin and shall not be made available to Participants who are Highly Compensated Employees in an amount greater than the amount made available to Participants who are not Highly Compensated Employees.

                (j) In connection with the Distribution, any outstanding loan of a "Transferring Employee" will be transferred from the Allergan Savings Plan to the Plan. Each such loan shall remain subject to the terms and conditions of the promissory note evidencing such loan; provided, however, that the trustee of the Plan shall be the payee on such promissory note.

        8.14 Put Option for Company Stock Allocated to Allergan ESOP Accounts.

                (a) Solely in the event that a Participant receives a distribution from such Participant's Allergan ESOP Account consisting in whole or in part of Company Stock which at the time of distribution thereof is not readily tradable stock within the meaning of Code Section 409(h), and only to the extent required under Code Section 409(h) or 4975 or the Treasury Regulations thereunder, then such distributed Company Stock shall be made subject to a put option in the hands of a Qualified Holder (as defined hereinbelow), with such put option to be subject to the following provisions:

                        (i) As used herein, the term "Qualified Holder" shall
                mean the Participant or Beneficiary receiving the distribution of such Company Stock from such Participant's Allergan ESOP Account, any other party to whom such stock is



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

                transferred by gift or by reason of death, and also any trustee of an Individual Retirement Account (as defined under Code
                Section 408) to which all or any portion of such distributed Company Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirement of Code Section 402.

                        (ii) During the sixty (60) day period following any
                distribution of such Company Stock from such Participant's Allergan ESOP Account, a Qualified Holder shall have the right to require the Company to purchase all or any portion of said distributed Company Stock held by said Qualified Holder. A Qualified Holder shall exercise such right by giving written notice to the Company within the aforesaid sixty (60) day period of the number of shares of such distributed Company Stock that such Qualified Holder intends to sell to the Company. The purchase price to be paid for any such Company Stock shall be its fair market value determined as of the Valuation Date coincident with or immediately preceding the date of the distribution.

                        (iii) If a Qualified Holder shall fail to exercise his
                or her put option right under subparagraph (ii) above, such option right shall temporarily lapse upon the expiration of the sixty (60) day period thereof. As soon as is reasonably practicable following the last day of the Plan Year in which said sixty (60) day option period expires, the Company shall notify each such non-electing Qualified Holder who is then a shareholder of record of the valuation of such Company Stock as of the most recent Valuation Date. During the sixty (60) day period following receipt of such valuation notice, any such Qualified Holder shall have the right to require the Company to purchase all or any portion of such distributed Company Stock. The purchase price to be paid therefor shall be based on the valuation of such Company Stock as of the Valuation Date coinciding with or next preceding the exercise of the option under this Section 8.14. If a Qualified Holder fails to exercise his or her option right under this subparagraph (iii) with respect to any portion of such distributed Company Stock, no further options shall be applicable under this Section 8.14 and the Company shall have no further purchase obligations hereunder.

                        (iv) In the event that a Qualified Holder shall exercise
                a put option under this Section, then the Company shall have the option of paying the purchase price of the Company Stock which is subject to such put option (hereafter the "Option Stock") under either of the following methods:

                                (1) A lump sum payment of the purchase price
                        within ninety (90) days after the date upon which such put option is exercised (the "Exercise Date") or

                                (2) A series of six equal installment payments,
                        with the first such payment to be made within thirty
                        (30) days after the Exercise Date and the five remaining payments to be made on the five anniversary dates of the Exercise Date, so that the full amount shall be paid as of the fifth anniversary of such Exercise Date. If the Company elects to pay the



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                        purchase price of the Option Stock under the installment
                        method provided in this clause (2), then the Company shall, within thirty (30) days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security (if required under applicable regulations), state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                        (v) The put options under subparagraphs (ii) and (iii)
                above shall be effective solely against the Company and shall not obligate the Plan in any manner; provided, however, with the Company's consent, the Plan may elect to purchase any Company Stock that otherwise must be purchased by the Company pursuant to a Qualified Holder's exercise of any such option.

                        (vi) If at the time of any distribution of said Company
                Stock it is known that any applicable Federal or State law would be violated by the Company's honoring of such a put option as provided under this Section, the Company shall designate another entity that will honor such put option. Such other entity shall be one having a substantial net worth at the time such loan is made and whose net worth is reasonably expected to remain substantial.

                        (vii) In the event that a Qualified Holder is unable to
                exercise the put option provided hereunder because the Company (or other entity bound by such put option) is prohibited from honoring it by reason of any applicable Federal or State law, then the sixty (60) day option periods during which such put option is exercisable under subparagraphs (ii) and (iii) shall not include any such time during which said put option may not be exercised due to such reason.

                        (viii) Except as is expressly provided hereinabove with
                respect to any distributed Company Stock that is readily tradable stock within the meaning of Code Section 409(h), no Participant shall have any put option rights with respect to Company Stock distributed under the Plan, and neither the Company nor the Plan shall have any obligation whatsoever to purchase any such distributed Company Stock from any Participant or other Qualified Holder.

                        (ix) At the time of distribution of Company Stock that
                is not readily tradable stock within the meaning of Code Section 409(h), to a Participant or Beneficiary, the Company shall furnish to such Participant or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such Company Stock. In addition, the Company shall furnish to such Participant or Beneficiary a copy of each subsequent annual certificate of value until the put



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

                options provided for in this Section with respect to such distributed Company Stock shall expire.

                (b) Notwithstanding any other provisions of the Plan regarding a Participant's right to exercise a put option, the put option described in paragraph (a) above shall be subject to the following additional provisions:

                        (i) If the distribution constitutes a Total Distribution
                (as defined below), in the event that a Qualified Holder exercises a put option under this Section, then the Company shall have the right to pay the purchase price of the Option Stock under either of the following methods:

                                (1) A lump sum payment of the purchase price
                        within thirty (30) days after the Exercise Date; or

                                (2) A series of five substantially equal annual
                        payments with the first such payment to be made within thirty (30) days after the Exercise Date. If the Company elects to pay the purchase price of the Option Stock under the installment method provided in this clause
                        (2), then the Company shall, within 30 days after the Exercise Date, give the Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                        (ii) If the distribution does not constitute a Total
                Distribution (as defined below) in the event that a Qualified Holder exercises a put option under this Section, then the Company shall pay the purchase price of the Option Stock in a lump sum within thirty (30) days after the Exercise Date.

                For purposes of this Section, "Total Distribution" shall mean a distribution to a Participant (or his or her Beneficiary, if applicable) within one taxable year of such receipt of the entire balance to the credit of the Participant.

                (c) The foregoing provisions of this Section shall be interpreted and applied in accordance with all applicable requirements of Code Section 409(h) and the regulations issued thereunder, and shall apply only to distributions of Company Stock from a Participant's Allergan ESOP Account.




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                                   ARTICLE IX.
                          OPERATION AND ADMINISTRATION

        9.1 Appointment of Committee. There is hereby created a committee (the "Committee") which shall exercise such powers and have such duties in administering the Plan as are hereinafter set forth. The Board of Directors shall determine the number of members of such Committee. The members of the Committee shall be appointed by the Board of Directors and such Board shall from time to time fill all vacancies occurring in said Committee. The members of the Committee shall constitute the Named Fiduciaries of the Plan within the meaning of Section 402(a)(2) of ERISA; provided, that, solely for purposes of Section
5.8 hereof, Participants shall be Named Fiduciaries with respect to shares of Company Stock allocated to their respective Accounts and solely for purposes of
Section 5.9, Participants shall be Named Fiduciaries with respect to shares of Company Stock allocated to their respective Accounts on matters as to which they are entitled to provide voting directions; and, provided, that, solely for purposes of Section 2.1 of Appendix B, Participants shall be Named Fiduciaries with respect to shares of Allergan Stock allocated to their respective Accounts and solely for purposes of Section 3.1 of Appendix B, Participants shall be Named Fiduciaries with respect to shares of Allergan Stock allocated to their respective Accounts on matters as to which they are entitled to provide voting directions.

        9.2 Transaction of Business. A majority of the Committee shall constitute a quorum for the transaction of business. Actions of the Committee may be taken either by vote at a meeting or in writing without a meeting. All action taken by the Committee at any meeting shall be by a vote of the majority of those present at such meeting. All action taken in writing without a meeting shall be by a vote of the majority of those responding in writing. All notices, advices, directions and instructions to be transmitted by the Committee shall be in writing and signed by or in the name of the Committee. In all its communications with the Trustee, the Committee may, by either of the majority actions specified above, authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated and the Trustee shall thereafter accept and rely upon any documents executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation.

        9.3 Voting. Any member of the Committee who is also a Participant hereunder shall not be qualified to act or vote on any matter relating solely to himself or herself, and upon such matter his or her presence at a meeting shall not be counted for the purpose of determining a quorum. If, at any time a member of the Committee is not so qualified to act or vote, the qualified members of the Committee shall be reduced below two (2), the Board of Directors shall promptly appoint one or more special members to the Committee so that there shall be at least one qualified member to act upon the matter in question. Such special Committee members shall have power to act only upon the matter for which they were especially appointed and their tenure shall cease as soon as they have acted upon the matter for which they were especially appointed.



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        9.4 Responsibility of Committee. The authority to control and manage the operation and administration of the Plan, the general administration of the Plan, the responsibility for carrying out the Plan and the authority and responsibility to control and manage the assets of the Trust are hereby delegated by the Board of Directors to and vested in the Committee, except to the extent reserved to the Board of Directors, the Sponsor, or the Company. Subject to the limitations of the Plan, the Committee shall, from time to time, establish rules for the performance of its functions and the administration of the Plan. In the performance of its functions, the Committee shall not discriminate in favor of Highly Compensated Employees.

        9.5 Committee Powers. The Committee shall have all discretionary powers necessary to supervise the administration of the Plan and control its operations. In addition to any discretionary powers and authority conferred on the Committee elsewhere in the Plan or by law, the Committee shall have, but not by way of limitation, the following discretionary powers and authority:

                (a) To designate agents to carry out responsibilities relating to the Plan, other than fiduciary responsibilities as provided in
        Section 9.6.

                (b) To employ such legal, actuarial, medical, accounting, clerical, and other assistance as it may deem appropriate in carrying out the provisions of the Plan, including one or more persons to render advice with regard to any responsibility any Named Fiduciary or any other fiduciary may have under the Plan.

                (c) To establish rules and regulations from time to time for the conduct of the Committee's business and the administration and effectuation of the Plan.

                (d) To administer, interpret, construe, and apply the Plan and to decide all questions which may arise or which may be raised under the Plan by any Employee, Participant, former Participant, Beneficiary or other person whatsoever, including but not limited to all questions relating to eligibility to participate in the Plan, the amount of Credited Service of any Participant, and the amount of benefits to which any Participant or his or her Beneficiary may be entitled.

                (e) To determine the manner in which the assets of the Plan, or any part thereof, shall be disbursed.

                (f) To direct the Trustee, in writing, from time to time, to invest and reinvest the Trust Fund, or any part thereof, or to purchase, exchange, or lease any property, real or personal, which the Committee may designate. This shall include the right to direct the investment of all or any part of the Trust in any one security or any one type of securities permitted hereunder. Among the securities which the Committee may direct



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        the Trustee to purchase are "qualifying employer securities" as defined in Code Section 4975(e).

                (g) Subject to provisions (a) through (d) of Section 10.1, to make administrative amendments to the Plan that do not cause a substantial increase or decrease in benefit accruals to Participants and that do not cause a substantial increase in the cost of administering the Plan.

                (h) To perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the efficient administration of the Plan.

        Any action taken in good faith by the Committee in the exercise of discretionary powers conferred upon it by the Plan shall be conclusive and binding upon the Participants and their Beneficiaries. All discretionary powers conferred upon the Committee shall be absolute; provided, however, that all such discretionary power shall be exercised in a uniform and nondiscriminatory manner.

        9.6 Additional Powers of Committee. In addition to any discretionary powers or authority conferred on the Committee elsewhere in the Plan or by law, such Committee shall have the following discretionary powers and authority:

                (a) To appoint one or more Investment Managers pursuant to
        Section 5.15 to manage and control any or all of the assets of the Trust not invested or to be invested in Company Stock.

                (b) To designate persons (other than the members of the Committee) to carry out fiduciary responsibilities, other than any responsibility to manage or control the assets of the Trust;

                (c) To allocate fiduciary responsibilities among the members of the Committee, other than any responsibility to manage or control the assets of the Trust;

                (d) To cancel any such designation or allocation at any time for any reason;

                (e) To direct the voting of any Company Stock or any other security held by the Trust subject to Section 9.13 hereof; and

                (f) To exercise management and control over Plan assets and to direct the purchase and sale of Company Stock for the Trust.



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

        Any action under this Section 9.6 shall be taken in writing, and no designation or allocation under paragraphs (a), (b) or (c) shall be effective until accepted in writing by the indicated responsible person.

        9.7 Periodic Review of Funding Policy. At periodic intervals the Committee shall review the long-run and short-run financial needs of the Plan and shall determine a funding policy for the Plan consistent with the objectives of the Plan and the minimum funding standards of ERISA, if applicable. In determining such funding policy the Committee shall take into account, at a minimum, not only the long-term investment objectives of the Trust Fund consistent with the prudent management of the assets thereof, but also the short-run needs of the Plan to pay benefits. All actions taken by the Committee with respect to the funding policy of the Plan, including the reasons therefor, shall be fully reflected in the minutes of the Committee.

        9.8 Claims Procedure. If a Participant believes that he or she is being denied any rights or benefits under the Plan, such Participant (or his or her beneficiary or duly appointed representative) may file a claim for benefits in writing with the Committee. The Committee shall follow the procedures set forth in this Section in processing a claim for benefits.

                (a) Within 90 days following receipt by the Committee of a claim for benefits and all necessary documents and information, the Committee shall furnish the person claiming benefits under the Plan ("Claimant") with written notice of the decision rendered with respect to such claim. Should special circumstances require an extension of time for processing the claim, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 90 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 90 days from the end of the initial 90 day period.

                (b) In the case of a denial of the Claimant's claim, the written notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a description of any additional information or material necessary for perfection of the claim (together with an explanation why such material or information is necessary), and (iv) an explanation of the Plan's appeals procedures and the time limits applicable to such procedures, including a statement of the Claimant's right to bring a civil action under ERISA Section 502(a) following denial of the Claimant's claim on appeal.

        9.9 Appeals Procedures. A Claimant who wishes to appeal the denial of his or her claim for benefits shall follow the administrative procedures for an appeal as set forth in this Section and shall exhaust such administrative procedures prior to seeking any other form of relief.

                (a) In order to appeal a decision rendered with respect to his or her claim for benefits, a Claimant must file an appeal with the Committee in writing within 60 days after the date of notice of the decision with respect to the claim.



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

                (b) The Claimant may request that his or her appeal be given full and fair review by the Committee. The Claimant also may review all pertinent documents and submit issues, comments, documents, records or other information in writing in connection with the appeal. The Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits. The Committee shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the Claim, without regard to whether such information was submitted or considered in the decision with respect to the claim under Section 9.8. The decision of the Committee shall be made no later than 60 days after the Claimant has completed his or her submission to the Committee of his or her appeal and any documentation or other information to be submitted in support of such request. Should special circumstances require an extension of time for processing, written notice of the extension shall be furnished to the Claimant prior to the expiration of the initial 60 day period. The notice shall indicate the special circumstances requiring an extension of time and the date by which a final decision is expected to be rendered. In no event shall the period of the extension exceed 60 days from the end of the initial 60 day period.

                (c) The decision on the Claimant's appeal shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant with specific reference to the pertinent Plan provisions upon which the decision is based.

                (d) In the case of a denial of the Claimant's appeal, the written notice of such denial shall set forth (i) the specific reasons for the denial, (ii) references to the Plan provisions upon which the denial is based, (iii) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits, and (iv) a statement of the Claimant's right to bring an action under ERISA Section 502(a).

        9.10 Limitation on Liability. Each of the fiduciaries under the Plan shall be solely responsible for its own acts and omissions and no fiduciary shall be liable for any breach of fiduciary responsibility resulting from the act or omission of any other fiduciary or person to whom fiduciary responsibilities have been allocated or delegated pursuant to Section 9.6, except as provided in Sections 405(a) and 405(c)(2)(A) or (B) of ERISA. The Committee shall have no responsibility over assets as to which management and control has been delegated to an Investment Manager appointed pursuant to
Section 5.15 hereof or as to which management and control has been retained by the Trustee.

        9.11 Indemnification and Insurance. To the extent permitted by law, the Company shall indemnify and hold harmless the Committee and each member thereof, the Board of Directors and each member thereof, and such other persons as the Board of Directors may specify, from the effects and consequences of his or her acts, omissions, and conduct in his or her official capacity in connection with the Plan and Trust. To the extent permitted by law, the Company may also purchase liability insurance for such persons.

        9.12 Compensation of Committee and Plan Expenses. Members of the Committee shall serve as such without compensation unless the Board of Directors shall otherwise determine, but in no event shall any member of the Committee who is an Employee receive compensation from the Plan for his or her services as a member of the Committee. All members shall be reimbursed for any necessary expenditures incurred in the discharge of duties as members of the Committee. The compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee or other persons retained or employed by the Committee shall be fixed by the Committee, subject to approval by the Board of Directors. The expenses incurred in the administration and operation of the Plan, including but not limited to the expenses incurred by the members of the Committee in exercising their duties, shall be paid by the Plan from the Trust Fund, unless paid by the Company, provided, however, that the Plan and not the Company shall bear the cost of interest and normal brokerage charges which are included in the cost of securities purchased by the Trust Fund (or charged to proceeds in the case of sales). If such expenses are to be paid by the Plan from the Trust Fund, the Committee may direct the Trustee to use forfeitures and dividends (and to sell the shares of Company Stock that represent such forfeitures or dividends) to pay such expenses.

        9.13 Resignation. Any member of the Committee may resign by giving fifteen (15) days notice to the Board of Directors, and any member shall resign forthwith upon receipt of the written request of the Board of Directors, whether or not said member is at that time the only member of the Committee.

        9.14 Reliance Upon Documents and Opinions. The members of the Committee, the Board of Directors, the Company and any person delegated to carry out any fiduciary responsibilities under the Plan (hereinafter a "delegated fiduciary"), shall be entitled to rely upon any tables, valuations, computations, estimates, certificates and reports furnished by any consultant, or firm or corporation which employs one or more consultants, upon any opinions furnished by legal counsel, and upon any reports furnished by the Trustee or any Investment Manager. The members of the Committee, the Board of Directors, the Company and any delegated fiduciary shall be fully protected and shall not be liable in any manner whatsoever for anything done or action taken or suffered in reliance upon any such consultant, or firm or corporation which employs one or more consultants, Trustee, Investment Manager, or counsel. Any and all such things done or such action taken or suffered by the Committee, the Board of Directors, the Company and any delegated fiduciary shall be conclusive and binding on all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law. The Committee and any delegated fiduciary may, but are not required to, rely upon all records of the Company with respect to any matter or thing whatsoever, and may likewise treat such records as conclusive with respect to all Employees, Participants, Beneficiaries, and any other persons whomsoever, except as otherwise provided by law.



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

                                   ARTICLE X.
                         AMENDMENT AND ADOPTION OF PLAN

        10.1 Right to Amend Plan. The Sponsor, by resolution of the Board of Directors, shall have the right to amend the Plan and Trust Agreement at any time and from time to time and in such manner and to such extent as it may deem advisable, including retroactively, subject to the following provisions:

                (a) No amendment shall have the effect of reducing any Participant's vested interest in the Plan or eliminating an optional form of distribution.

                (b) No amendment shall have the effect of diverting any part of the assets of the Plan to persons or purposes other than the exclusive benefit of the Participants or their Beneficiaries.

                (c) No amendment shall have the effect of increasing the duties or responsibilities of a Trustee without its written consent.

                (d) No amendment shall result in discrimination in favor of officers, shareholders, or other highly compensated or key employees.

        The Committee shall have the right to amend the Plan, subject to paragraphs (a) through (d), in accordance with the provisions of Section 9.5(g).

        10.2 Adoption of Plan by Affiliated Companies. Subject to approval by the Board of Directors and consistent with the provisions of ERISA, an Affiliated Company may adopt the Plan for all or any specified group of its Eligible Employees by entering into an adoption agreement in the form and substance prescribed by the Committee. The adoption agreement may include such modification of the Plan provisions with respect to such Eligible Employees as the Committee approves after having determined that no prohibited discrimination or other threat to the qualification of the Plan is likely to result. The Board of Directors may prospectively revoke or modify an Affiliated Company's participation in the Plan at any time and for any or no reason, without regard to the terms of the adoption agreement, or terminate the Plan with respect to such Affiliated Company's Eligible Employees and Participants. By execution of an adoption agreement (each of which by this reference shall become part of the Plan), the Affiliated Company agrees to be bound by all the terms and conditions of the Plan.



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

                                   ARTICLE XI.
                         DISCONTINUANCE OF CONTRIBUTIONS

        In the event the Company decides it is impossible or inadvisable for business reasons to continue to make contributions under the Plan, it may, by resolution of the Board of Directors, discontinue contributions to the Plan. Upon the permanent discontinuance of contributions to the Plan and notwithstanding any other provisions of the Plan, the rights of Participants shall become fully vested and nonforfeitable unless replaced by a comparable plan. The permanent discontinuance of contributions on the part of the Company shall not terminate the Plan as to the funds and assets then held in the Trust, or operate to accelerate any payments of distributions to or for the benefit of Participants or Beneficiaries, and the Trust shall continue to be administered in accordance with the provisions hereof until the obligations hereunder shall have been discharged and satisfied.



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

                                  ARTICLE XII.
                             TERMINATION AND MERGER

        12.1 Right to Terminate Plan. In the event the Board of Directors decides it is impossible or inadvisable for business reasons to continue the Plan, then it may, by resolution, terminate the Plan. Upon and after the effective date of such termination, the Company shall not make any further contributions under the Plan. Upon the termination or partial termination of the Plan for any reason, the interest in the Trust of each affected Participant shall automatically become fully vested unless the Plan is continued after its termination by conversion of the Plan into a comparable Plan through Plan amendment or through merger. After the satisfaction of all outstanding liabilities of the Plan to persons other than Participants and Beneficiaries, all unallocated assets shall be allocated to the Accounts of Participants to the maximum extent permitted by law. The Trust Fund may not be fully or finally liquidated until all assets are allocated to Accounts; alternatively any unallocated assets may be transferred to another defined contribution plan maintained by the Sponsor or an Affiliated Company qualified under Code Section 401 where such assets shall be allocated among the accounts of Participants herein who are participants in such transferee plan. In no event, however, shall any part of the Plan revert to or be recoverable by the Company, or be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries. Notwithstanding the foregoing, amounts held in the 415 Suspense Account may revert to the Company in accordance with Section 13.6.

        12.2 Merger Restriction. Notwithstanding any other provision in the Plan, the Plan shall not in whole or in part merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each affected Participant in the Plan would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

        12.3 Effect on Trustee and Committee. The Trustee and the Committee shall continue to function as such for such period of time as may be necessary for the winding up of the Plan and for the making of distributions in the manner prescribed by the Board of Directors at the time of termination of the Plan.

        12.4 Effect of Reorganization, Transfer of Assets or Change in Control.


                (a) In the event of a consolidation or merger of the Company, or in the event of a sale and/or any other transfer of the operating assets of the Company, any ultimate successor or successors to the business of the Company may continue the Plan in full force and effect by adopting the same by resolution of its board of directors and by executing a proper supplemental or transfer agreement with the Trustee.

                (b) In the event of a Change in Control (as herein defined), all Participants who were Participants on the date of such Change in Control shall become 100% vested



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

        in any amounts allocated to their Company Contribution Accounts, Profit Sharing Accounts and Allergan ESOP Accounts on the date of such Change in Control and in any amounts allocated to their Company Contribution Accounts, Profit Sharing Accounts and Allergan ESOP Accounts subsequent to the date of the Change in Control. Notwithstanding the foregoing, the Board of Directors may, at its discretion, amend or delete this paragraph (b) in its entirety prior to the occurrence of any such Change in Control. For the purpose of this paragraph (b), "Change in Control" shall mean the following and shall be deemed to occur if any of the following events occur:

                        (i) Any "person," as such term is used in Sections 13(d)
                and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person"), is or becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act (a "Beneficial Owner"), directly or indirectly, of securities of the Sponsor representing (1) 20% or more of the combined voting power of the Sponsor's then outstanding voting securities, which acquisition is not approved in advance of the acquisition or within 30 days after the acquisition by a majority of the Incumbent Board (as hereinafter defined) or (2) 33% or more of the combined voting power of the Sponsor's then outstanding voting securities, without regard to whether such acquisition is approved by the Incumbent Board;

                        (ii) Individuals who, as of the Effective Date,
                constitute the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Sponsor's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Sponsor, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
                Act) shall, for the purposes of the Plan, be considered as though such person were a member of the Incumbent Board of the Sponsor;

                        (iii) The consummation of a merger, consolidation or
                reorganization involving the Sponsor, other than one which satisfies both of the following conditions:

                                (1) a merger, consolidation or reorganization
                        which would result in the voting securities of the Sponsor outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) at least 55% of the combined voting power of the voting securities of the Sponsor or such other entity resulting from the merger, consolidation or reorganization (the "Surviving Corporation") outstanding immediately after such merger, consolidation or reorganization and being held in substantially the same proportion as the ownership in the Sponsor's voting



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

                        securities immediately before such merger, consolidation or reorganization, and

                                (2) a merger, consolidation or reorganization in
                        which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Sponsor representing 20% or more of the combined voting power of the Sponsor's then outstanding voting securities; or

                        (iv) The stockholders of the Sponsor approve a plan of
                complete liquidation of the Sponsor or an agreement for the sale or other disposition by the Sponsor of all or substantially all of the Sponsor's assets.

                Notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) is (i) an underwriter or underwriting syndicate that has acquired any of the Sponsor's then outstanding voting securities solely in connection with a public offering of the Sponsor's securities, (ii) the Sponsor or any subsidiary of the Sponsor or (iii) an employee stock ownership plan or other employee benefit plan maintained by the Sponsor or an Affiliated Company that is qualified under the provisions of the Code. In addition, notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred if the Person described in the preceding provisions of this paragraph (b) becomes a Beneficial Owner of more than the permitted amount of outstanding securities as a result of the acquisition of voting securities by the Sponsor or an Affiliated Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by such Person, provided, that if a Change in Control would occur but for the operation of this sentence and such Person becomes the Beneficial Owner of any additional voting securities (other than through the exercise of options granted under any stock option plan of the Sponsor or through a stock dividend or stock split), then a Change in Control shall occur. Finally, notwithstanding the preceding provisions of this paragraph (b), a Change in Control shall not be deemed to have occurred as a result of the Distribution.



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

                                  ARTICLE XIII.
                            LIMITATION ON ALLOCATIONS

        13.1 General Rule.


                (a) The total Annual Additions under the Plan to a Participant's Accounts shall not exceed the lesser of:

                        (i) Forty Thousand Dollars ($40,000) as adjusted for
                increases in the cost-of-living under Code Section 415(d); or

                        (ii) One Hundred Percent (100%) of the Participant's
                Compensation (as defined in Section 13.5), from the Company for the Limitation Year,

        except to the extent "catch-up" contributions are permitted under
        Section 4.2(e) and Code Section 414(v). Notwithstanding the foregoing sentence, the compensation limit set forth in subparagraph (ii) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Section 401(h) or Code Section 419A(f)(2)) which is otherwise treated as an Annual Addition.

                (b) For the purpose of this Article XIII, the term "Company" shall mean the Sponsor and any Affiliated Company (determined by reference to Code Section 415(h)) whether or not such Affiliated Company has adopted the Plan pursuant to Section 10.2 and the term "Limitation Year" shall mean the Plan Year.

        13.2 Annual Additions. For purposes of Section 13.1, the term "Annual Additions" shall mean with respect to a Participant, for any Limitation Year with respect to the Plan, the sum of the amounts described below:

                (a) All amounts contributed or deemed contributed by the Company.

                (b) All amounts contributed by the Participant.

                (c) Forfeitures allocated to such Participant.

                (d) Any amounts allocated, after March 31, 1984, to an individual medical account as defined in Code Section 415(l)(2) established under a pension or annuity plan maintained by the Company.



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

                (e) Any amounts allocated for such Plan Year which amounts are derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Company.

                (f) Excess deferral amounts determined pursuant to Sections 4.5 and 6.14.


                (g) Excess deferral amounts determined pursuant to Section 4.4 to the extent such amounts are distributed after the first April 15th following the close of the Participant's taxable year.

        Notwithstanding the foregoing, a Participant's Rollover Contributions shall not be considered an Annual Addition.

        13.3 Other Defined Contribution Plans. If the Company maintains any other defined contribution plan, then each Participant's Annual Additions under such defined contribution plan shall be aggregated with the Participant's Annual Additions under the Plan for the purposes of applying the limitations of Section 13.1.

        13.4 Adjustments for Excess Annual Additions. If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, or under other limited facts and circumstances that the Commissioner of Internal Revenue finds justify the availability of the rules set forth in Regulation Section 1.415-6(b)(6), the Annual Additions on behalf of any Participant in a Limitation Year to the Plan and all other defined contribution plans maintained by the Company exceed the limitation set forth in Section 13.1, such Participant's Annual Additions for the Plan shall be reduced in the following order: (i) After Tax Deposits that are not Matched Deposits, (ii) After Tax Deposits that are Matched Deposits, (iii) Before Tax Deposits that are not Matched Deposits, (iv) Before Tax Deposits that are Matched Deposits, and
(v) Matching Contributions and Profit Sharing Contributions. The portion of the reduction attributable to Participant Deposits shall be refunded to the Participants and the balance attributable to Matching Contributions and Profit Sharing Contributions, if any, shall be held unallocated in a 415 Suspense Account established for the purpose of this Section 13.4 and shall be used to reduce Company Contributions for the next limitation year (and succeeding limitation year, as necessary) for all Participants in the Plan. The 415 Suspense Account shall be exhausted before any Company contributions shall be allocated to the Accounts of Participants.

        13.5 Compensation. For the purpose of this Article XIII, Compensation shall mean a Participant's earned income, wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Company or an Affiliated Company and shall be determined as described below:

                (a) Compensation shall include to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salespeople, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan as described in Regulation 1.62-2(c)).

                (b) Compensation shall include any elective deferral as defined in Code Section 402(g)(3), any amount which is contributed or deferred by the Company at the election of the Employee that is excludable from an Employee's gross income under Code Sections 125 or 457 and any elective amount that is excludable from an Employee's gross income under Code Section 132(f)(4).

                (c) Compensation shall not include (i) any employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, (iii) any amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee becomes either freely transferable or is no longer subject to a substantial risk of forfeiture under Code Section 83 if such option, stock, or property was granted to the Employee by the Company,
        (iv) any amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (v) any contribution for medical benefits (within the meaning of Code Section 419(f)(2) after termination of employment which is otherwise treated as an Annual Addition, and (vi) any amount otherwise treated as an Annual Addition under Code Section 415(l)(1).

        13.6 Treatment of 415 Suspense Account Upon Termination. In the event the Plan shall terminate at a time when all amounts in the 415 Suspense Account have not been allocated to the Accounts of the Participants, the 415 Suspense Account amounts shall be applied as follows:

                (a) The amount in the 415 Suspense Account shall first be allocated, as of the Plan termination date, to Participants in accordance with the allocation formula applicable to Company Contributions provided under Section 6.3.

                (b) If, after those allocations have been made, any further residue funds remain in the 415 Suspense Account, the residue may revert to the Company in accordance with applicable provisions of the Code, ERISA, and the regulations thereunder.

        13.7 Annual Additions under the Allergan Savings Plan. Subject to Code
Section 415 and the regulations thereunder, for purposes of Article XIII, with respect to the limitation year ending on December 31, 2002, in the case of a Transferring Employee who is a Participant:

                (a) the Annual Additions of a Participant under the Allergan Savings Plan prior to the Effective Date shall be treated as Annual Additions of such Participant, and

                (b) the "Compensation" (as defined in the Allergan Savings Plan) of a Participant under Article XIII of the Allergan Savings Plan shall be treated as Compensation of such Participant under Article XIII.



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

                                  ARTICLE XIV.
                                 TOP-HEAVY RULES

        14.1 Applicability. Notwithstanding any provision in the Plan to the contrary, and subject to the limitations set forth in Section 14.6, the requirements of Sections 14.4 and 14.5 shall apply under the Plan in the case of any Plan Year in which the Plan is determined to be a Top-Heavy Plan under the rules of Section 14.3. For the purpose of this Article XIV, the term "Company" shall mean the Sponsor and any Affiliated Company whether or not such Affiliated Company has adopted the Plan.

        14.2 Definitions. For purposes of this Article XIV, the following special definitions and rules shall apply:


                (a) The term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Company having annual Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31,
        2002), a Five Percent Owner of the Company, or an One Percent Owner of the Company having annual Compensation of more than $150,000. Notwithstanding the foregoing, for Plan Years beginning prior to January 1, 2002, the term "Key Employee" means any Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year or any of the four preceding Plan Years, is or was: (i) an officer of the Company having an annual Compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the Plan Year; provided, however, for such purposes no more than 50 Employees (or, if lesser, the greater of three Employees or 10% of the Employees) shall be treated as officers; (ii) one of the ten Employees having annual Compensation from the Company of more than the limitation in effect under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Company; provided, however, if two Employees have the same interest in the Company, the Employee having greater annual Compensation from the Company shall be treated as having a larger interest; (iii) a Five Percent Owner of the Company; or (iv) a One Percent Owner of the Company having an annual Compensation from the Company of more than $150,000.

                (b) The term "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5% of the outstanding stock of the Company or stock possessing more than 5% of the total combined voting power of all stock of the Company.

                (c) The term "One Percent Owner" means any person who would be described in paragraph (b) if "1%" were substituted for "5%" each place where it appears therein.

                (d) The term "Non-Key Employee" means any Employee who is not a Key Employee.


                (e) The term "Determination Date" means, with respect to any plan year, the last day of the preceding plan year. In the case of the first plan year of any plan, the term "Determination Date" shall mean the last day of that plan year.

                (f) The term "Aggregation Group" means (i) each qualified plan of the Company in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Company which enables a plan described in clause (i) to meet the requirements of Code Sections 401(a)(4) or 410. Any plan not required to be included in an Aggregation Group under the preceding rules may be treated as being part of such group if the group would continue to meet the requirements of Code Sections 401(a)(4) and 410 with the plan being taken into account.

                (g) For purposes of determining ownership under paragraphs (a),
        (b) and (c) above, the following special rules shall apply: (i) Code
        Section 318(a)(2)(C) shall be applied by substituting "5%" for "50%", and (ii) the aggregation rules of Code Sections 414(b), (c) and (m) shall not apply, with the result that the ownership tests of this
        Section 14.2 shall apply separately with respect to each Affiliated Company.

                (h) The terms "Key Employee" and "Non-Key Employee" shall include their Beneficiaries, and the definitions provided under this
        Section 14.2 shall be interpreted and applied in a manner consistent with the provisions of Code Section 416(i) and the regulations thereunder.

                (i) For purposes of this Article XIV, an Employee's Compensation shall be determined in accordance with the rules of Section 13.5.

                (j) An Employee who prior to the Effective Date was a "Five Percent Owner" or a "One Percent Owner" (as defined in the Allergan Savings Plan) shall be treated as a Five Percent Owner or a One Percent Owner, as the case may be, under this Section.

        14.3 Top-Heavy Status.

                (a) The term "Top-Heavy Plan" means, with respect to any Plan
        Year:



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                        (i) Any defined benefit plan if, as of the Determination
                Date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits under the plan for all Employees; and

                        (ii) Any defined contribution plan if, as of the
                Determination Date, the aggregate of the account balances of Key Employees under the plan exceeds 60% of the aggregate of the account balances of all Employees under the plan.

                In applying the foregoing provisions of this paragraph (a), the valuation date to be used in valuing Plan assets shall be (i) in the case of a defined benefit plan, the same date which is used for computing costs for minimum funding purposes, and (ii) in the case of a defined contribution plan, the most recent valuation date within a 12-month period ending on the applicable Determination Date.

                (b) Each plan maintained by the Company required to be included in an Aggregation Group shall be treated as a Top-Heavy Plan if the Aggregation Group is a Top-Heavy Group.

                (c) The term "Top-Heavy Group" means any Aggregation Group if the sum (as of the Determination Date) of (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the group, and (ii) the aggregate of the account balances of Key Employees under all defined contribution plans included in the group exceeds 60% of a similar sum determined for all Employees. For purposes of determining the present value of the cumulative accrued benefit of any Employee, or the amount of the account balance of any Employee, such present value or amount shall be increased by the aggregate distributions made with respect to the Employee under the plan (including a terminated plan which, had it not been terminated, would have been aggregated with the plan under Code Section 416(g)(2)(A)(i)) during the one year period ending on the Determination Date. In the case of distributions made for a reason other than separation from service, death, or disability, the preceding sentence shall be applied by substituting "five year period" for "one year period." For Plan Years beginning prior to January 1, 2002, the present value of the cumulative accrued benefit of any Employee or the amount of the account balance of any Employee shall be increased by the aggregate distributions made with respect to the Employee under the plan during the five year period ending on the Determination Date. For all Plan Years, any rollover contribution or similar transfer initiated by the Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for purposes of determining whether such plan is a Top-Heavy Plan (or whether any Aggregation Group which includes such plan is a Top-Heavy Group).

                (d) If any individual is a Non-Key Employee with respect to any plan for any plan year, but the individual was a Key Employee with respect to the plan for any prior plan year, any accrued benefit for the individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 14.3.



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                (e) If any individual has not performed services for the Company at any time during the one year period (five year period for Plan Years beginning prior to January 1, 2002) ending on the Determination Date, any accrued benefit for such individual (and the account balance of the individual) shall not be taken into account for purposes of this Section 14.3.

                (f) In applying the foregoing provisions of this Section, the accrued benefit of a Non-Key Employee shall be determined (i) under the method, if any, which is used for accrual purposes under all plans of the Company and any Affiliated Companies, or (ii) if there is no such uniform method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

                (g) For all purposes of this Article XIV, the definitions provided under this Section 14.3 shall be applied and interpreted in a manner consistent with the provisions of Code Section 416(g) and the regulations thereunder.

        14.4 Minimum Contributions. For any Plan Year in which the Plan is determined to be a Top-Heavy Plan, the minimum employer contributions for that year shall be determined in accordance with the rules of this Section 14.4.

                (a) Except as provided below, the minimum contribution for each Non-Key Employee shall be not less than 3% of his or her compensation. Before Tax Deposits shall not be taken into account but Matching Contributions as defined in Section 6.11 shall be taken into account for purposes of satisfying the minimum contribution requirement. Matching Contributions that are used to satisfy the minimum contribution requirement shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code
        Section 401(m). For Plan Years beginning prior to January 1, 2002, both Before Tax Deposits and Matching Contributions as defined in Section
        6.11 shall not be taken into account for purposes of satisfying the minimum contribution requirement.

                (b) Subject to the following rules of this paragraph (b), the percentage set forth in paragraph (a) above shall not be required to exceed the percentage at which contributions (including amounts deferred under a cash or deferred arrangement under Code Section 401(k)) are made (or are required to be made) under the Plan for the year for the Key Employee for whom the percentage is the highest for the year. This determination shall be made by dividing the contributions for each Key Employee by so much of his or her total compensation for the Plan Year as does not exceed the applicable Compensation limit. For purposes of this paragraph (b), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Notwithstanding the foregoing, the exceptions to paragraph (a) as provided under this paragraph (b) shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code Sections 401(a)(4) or 410.



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

                (c) The Participant's minimum contribution determined under this
        Section 14.4 shall be calculated without regard to any Social Security benefits payable to the Participant.

                (d) In the event a Participant is covered by both a defined contribution and a defined benefit plan maintained by the Company, both of which are determined to be Top-Heavy Plans, the Company shall satisfy the minimum benefit requirements of Code Section 416 by providing (in lieu of the minimum contribution described in paragraph (a) above) a minimum benefit under the defined benefit plan so as to prevent the duplication of required minimum benefits hereunder.

        14.5 Minimum Vesting Rules. For any Plan Year in which it is determined that the Plan is a Top-Heavy Plan, the vesting schedule shall be the vesting schedule set forth in Section 7.2(a).

        14.6 Noneligible Employees. The rules of this Article XIV shall not apply to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and the employer or employers.



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

                                   ARTICLE XV.
                          RESTRICTION ON ASSIGNMENT OR
                        OTHER ALIENATION OF PLAN BENEFITS

        15.1 General Restrictions Against Alienation.

                (a) The interest of any Participant or his or her Beneficiary in the income, benefits, payments, claims or rights hereunder, or in the Trust Fund, shall not in any event be subject to sale, assignment, hypothecation, or transfer. Each Participant and Beneficiary is prohibited from anticipating, encumbering, assigning, or in any manner alienating his or her interest under the Trust Fund, and is without power to do so, except as may be permitted in connection with providing security for a loan from the Plan to the Participant pursuant to the provisions of the Plan as it may be amended from time to time. The interest of any Participant or Beneficiary shall not be liable or subject to his or her debts, liabilities, or obligations, now contracted, or which may hereafter be contracted, and such interest shall be free from all claims, liabilities, or other legal process now or hereafter incurred or arising. Neither the interest of a Participant or Beneficiary, nor any part thereof, shall be subject to any judgment rendered against any such Participant or Beneficiary. Notwithstanding the foregoing, a Participant's or Beneficiary's interest in the Plan may be subject to the enforcement of a Federal tax levy made pursuant to Code Section 6331 or the collection by the United States on a judgment resulting from an unpaid tax assessment.

                (b) In the event any person attempts to take any action contrary to this Article XV, such action shall be null and void and of no effect, and the Company, the Committee, the Trustee and all Participants and their Beneficiaries, may disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action.

                (c) The foregoing provisions of this Section shall be interpreted and applied by the Committee in accordance with the requirements of Code Section 401(a)(13) and Section 206(d) of ERISA as construed and interpreted by authoritative judicial and administrative rulings and regulations.

        15.2 Qualified Domestic Relations Orders. The rules set forth in Section
15.1 above shall not apply with respect to a "Qualified Domestic Relations Order" as described below.

                (a) A "Qualified Domestic Relations Order" is a judgment, decree, or order (including approval of a property settlement agreement) that:



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

                        (i) Creates or recognizes the existence of an Alternate
                Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable under the Plan with respect to a Participant,

                        (ii) Relates to the provision of child support, alimony
                payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant,

                        (iii) Is made pursuant to a State domestic relations law
                (including a community property law), and

                        (iv) Clearly specifies: (A) the name and last known
                mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order (if the Committee does not have reason to know that address independently of the order); (B) the amount or percentage of the Participant's benefits to be paid to each Alternate Payee, or the manner in which the amount or percentage is to be determined; (C) the number of payments or period to which the order applies; and (D) each plan to which the order applies.

                For purposes of this Section 15.2, "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable with respect to the Participant.

                (b) A domestic relations order is not a Qualified Domestic Relations Order if it requires:

                        (i) The Plan to provide any type or form of benefit, or
                any option, not otherwise provided under the Plan;

                        (ii) The Plan to provide increased benefits; or

                        (iii) The payment of benefits to an Alternate Payee that
                are required to be paid to another Alternate Payee under a previous Qualified Domestic Relations Order.

                (c) A domestic relations order shall not be considered to fail to satisfy the requirements of paragraph (b)(i) above with respect to any payment made before a Participant has separated from service solely because the order requires that payment of benefits be made to an Alternate Payee:

                        (i) On or after the date on which the order is issued;

                        (ii) As if the Participant had retired on the date on
                which such payment is to begin under such order (but taking into account only the present value of accrued benefits and not taking into account the present value of any subsidy for early retirement benefits); and



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

                        (iii) In any form in which such benefits may be paid
                under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

                Notwithstanding the foregoing, if the Participant dies before his or her earliest retirement age (as defined in Code Section 414(p)(4)(B)), the Alternate Payee is entitled to benefits only if the Qualified Domestic Relations Order requires survivor benefits to be paid to the Alternate Payee.

                To the extent permitted under the Code, and notwithstanding any other provision of the Plan to the contrary, a domestic relations order may provide that the distribution of the benefits of an Alternate Payee may be made at any time on or after the date on which the domestic relations order is issued.

                (d) To the extent provided in any Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving Spouse of the Participant for purposes of applying the rules (relating to minimum survivor annuity requirements) of Code Sections 401(a)(11) and 417, and any current spouse of the Participant shall not be treated as a spouse of the Participant for such purposes.

                (e) In the case of any domestic relations order received by the Plan, the Committee shall promptly notify the Participant and any Alternate Payee named in the order that an order has been received and shall provide a copy of the Plan's procedures for determining the qualified status of domestic relations orders. An Alternate Payee may designate a representative for receipt of copies of notices and plan information that are sent to the Alternate Payee with respect to domestic relations order. Within a reasonable period after the receipt of the order, the Committee shall determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination.

                (f) The Committee shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under Qualified Domestic Relations Orders. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Committee, by a court of competent jurisdiction, or otherwise), the Committee shall direct the Trustee to segregate in a separate account in the Plan (or in an escrow account) the amounts which would have been payable to the Alternate Payee during the period if the order had been determined to be a Qualified Domestic Relations Order. If within the 18 Month Period (as defined below), the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. However, if within the 18 Month Period (i) it is determined that the order is not a Qualified Domestic Relations Order, or (ii) the issue as to whether the order is a Qualified Domestic Relations Order is not resolved, then the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons



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

        who would have been entitled to the amounts if there had been no order (assuming such benefits were otherwise payable). Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the 18 Month Period shall be applied prospectively only. For purposes of this Section 15.2, the "18 Month Period" shall mean the 18 month period beginning with the date on which the first payment would be required to be made under the domestic relations order.



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

                                  ARTICLE XVI.
                            MISCELLANEOUS PROVISIONS

        16.1 No Right of Employment Hereunder. The adoption and maintenance of the Plan and Trust shall not be deemed to constitute a contract of employment or otherwise between the Company and any Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give any Employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge, with or without cause, any Employee or Participant at any time, which right is hereby expressly reserved.

        16.2 Effect of Article Headings. Article headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

        16.3 Limitation on Company Liability. Any benefits payable under the Plan shall be paid or provided for solely from the Plan and the Company assumes no liability or responsibility therefor.

        16.4 Gender. Masculine gender shall include the feminine and the singular shall include the plural unless the context clearly indicates otherwise.

        16.5 Interpretation. The provisions of the Plan shall in all cases be interpreted in a manner that is consistent with the Plan satisfying (i) the requirements of Code Section 401(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

        16.6 Withholding For Taxes. Any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable federal or state law.

        16.7 California Law Controlling. All legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the State of California and all contributions made hereunder shall be deemed to have been made in that State.

        16.8 Plan and Trust as One Instrument. The Plan and the Trust Agreement shall be construed together as one instrument. In the event that any conflict arises between the terms and/or conditions of the Trust Agreement and the Plan, the provisions of the Plan shall control, except that with respect to the duties and responsibilities of the Trustee, the Trust Agreement shall control.

        16.9 Invalid Provisions. If any paragraph, section, sentence, clause or phrase contained in the Plan shall become illegal, null or void or against public policy, for any reason, or shall be held by any court of competent jurisdiction to be incapable of being construed or limited in a manner to make it enforceable, or is otherwise held by such court to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in the Plan shall not be affected thereby.

        16.10 Counterparts. This instrument may be executed in one or more counterparts each of which shall be legally binding and enforceable.

        IN WITNESS WHEREOF, Advanced Medical Optics, Inc. hereby executes this instrument, evidencing the terms of the Advanced Medical Optics, Inc. 401(k) Plan as of this _____ day of _____________, 2002.


                                        ADVANCED MEDICAL OPTICS, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                          ADVANCED MEDICAL OPTICS, INC.
                                   401(K) PLAN

                                   APPENDIX A
           SPECIAL PROVISIONS FOR PUERTO RICO-BASED PAYROLL EMPLOYEES

                                     PART I
                                  INTRODUCTION

        1.1 Effective Date. The effective date of this Appendix A is the Effective Date.

        1.2 Purpose of Appendix A. The provisions of the Plan shall apply to all Puerto Rico-based payroll Employees except as specifically provided in this Appendix A.

        1.3 Plan Intended to Qualify. The Plan is an employee benefit plan that is intended to qualify under PR-Code Section 1165(a) as a qualified profit sharing plan and under PR-Code Section 1165(e) as a qualified cash or deferred arrangement.

                                     PART II
                                   DEFINITIONS

        The Definitions of Article II of the Plan shall apply to all Puerto Rico-based Employees and shall have the same meaning for the purpose of this Appendix A except as set forth below:

        2.1 Plan Section 2.19. "Compensation" shall have the same meaning as set forth in Plan Section 2.19 except that in the case of a Puerto Rico-based Employee, Compensation shall also include cost of living allowances earned within Puerto Rico and amounts paid under the Christmas bonus program, and amounts of salary reduction elected by a Puerto Rico-based Participant under a PR-Code Section 1165(e) cash or deferred arrangement, but shall exclude contributions or distributions pursuant to any other plan sponsored by the Company and qualified under Section 1165(a) of the PR-Code (other than Salary Reduction Contributions).

        2.2 Plan Section 2.20. "Credited Service" shall have the same meaning as set forth in Plan Section 2.20 except that in the case of a Puerto Rico-based Employee who was employed by the Company at any time prior to the original Effective Date, for the period prior to January 1, 1989, Credited Service shall include service, if any, credited to such Employee under the Savings and Investment Plan for Employees of Subsidiaries of SmithKline Beckman Corporation Whose Principal Office is Located in Puerto Rico.

        2.3 Plan Section 2.23. For the purpose of this Appendix A only, the definition of "Eligible Employee" as defined in Plan Section 2.23 shall not apply and "Eligible Employee" or "Eligible Puerto Rico-based Employee" shall mean any Puerto Rico-based Employee but shall exclude any non-regular manufacturing site transition employee, any non-resident alien of Puerto

Rico and the United States, any Leased Employee, and any Employee covered by a collective bargaining agreement.

        2.4 Plan Section 2.26. For the purpose of this Appendix A only, the definition of "Employee" as defined in Plan Section 2.26 shall not apply and "Employee" or "Puerto Rico-based Employee" shall mean any person who is employed in any capacity by the Sponsor or any Affiliated Company at its Puerto Rico locations, any portion of whose income is subject to withholding of income tax and/or for whom Social Security contribution are made by the Sponsor or an Affiliated Company except that such term shall not include (i) any individual who performs services for the Sponsor or an Affiliated Company and who is classified or paid as an independent contractor as determined by the payroll records of the Sponsor or an Affiliated Company even if a court or administrative agency determines that such individual is a common-law employee and not an independent contractor and (ii) any individual who performs services for the Sponsor or an Affiliated Company pursuant to an agreement between the Sponsor or an Affiliated Company and any other person including a leasing organization except to the extent such individual is a Leased Employee.

        2.5 Plan Section 2.36. Notwithstanding the provisions of Plan Section 2.36, "Matched Deposits" of a Puerto Rico-based Participant shall mean his or her Deposits (whether Before Tax or After Tax) not in excess of eight percent (8%) of Compensation. Matched Deposits shall participate in allocations of Company Contributions and Forfeitures.

        2.6 Plan Section 2.39. For the purpose of this Appendix A only, "Participant" as defined in Plan Section 2.39 shall not apply and "Participant" or "Puerto Rico-based Participant" shall mean a Puerto Rico-based Employee who is eligible to participate in the Plan and elects to participate in the Plan in accordance with Plan Section 3.1.

        2.7 Additional Terms. Additional terms shall have the following meaning:

                (a) "PR-Code" shall mean the Puerto Rico Internal Revenue Code of 1994, as amended. Where the context so requires a reference to a particular PR-Code Section shall also refer to any successor provision of the PR-Code to such PR-Code Section.

                (b) "Top One-Third Highly Compensated Employee" shall mean any Eligible Puerto Rico-based Employee who has Compensation for a Plan Year that is greater than the Compensation for such Plan Year of two-thirds (2/3) of all other Eligible Puerto Rico-based Employees.

                                    PART III
                          ELIGIBILITY AND PARTICIPATION

        The provisions of Article III of the Plan shall apply to all Puerto Rico-based Employees.

                                     PART IV
                              PARTICIPANT DEPOSITS

        The provisions of Article IV of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        4.1 Plan Section 4.1. The provisions of Plan Section 4.1 entitled "Election" shall be applied by substituting "12-month period" for the "6-month period" in each place it appears.

        Also, to the extent permissible by ERISA and the Code, each contribution made by the Company to the Plan under Plan Section 4.1 with respect to the Before Tax Deposits of a Puerto Rico-based Participant shall be made only to the extent that the Company has current or accumulated earnings and profits, as determined under the PR-Code, and is expressly conditioned on the deductibility of such contribution under Section 1023(n) of the PR-Code for the taxable year for which contributed. If the Puerto Rico Department of Treasury disallows the deduction, or if the contribution was made by a mistake of fact, such contribution shall be returned to the Company within one (1) year after the disallowance of the deduction (to the extent disallowed), or after the payment of such contribution, respectively. Such contributions to the Plan by the Company shall be paid to the Trustee not later than the date for filing the Company's Puerto Rico income tax return for the taxable year in which such payroll period falls, including any extensions thereof.

        4.2 Plan Section 4.2. The provisions of Plan Section 4.2 shall apply to all Puerto Rico-based Employees except as set forth below:

        (a) Notwithstanding the provisions of paragraph (a) of Plan Section 4.2, a Puerto Rico-based Participant may elect to contribute a whole percentage of his or her Compensation to the Plan as Before Tax Deposits; provided, however, that no Puerto Rico-based Participant shall be permitted to make Before Tax Deposits to the Plan during any taxable year in excess of: (i) ten percent (10%) of Compensation up to a maximum of $8,000, or such larger amount as may be determined by the Puerto Rico Secretary of the Treasury pursuant to the PR-Code, provided that, if the Puerto Rico-based Participant contributes to a Puerto Rico individual retirement account as described in Section 1169 of the PR-Code, the maximum amount of the Before Tax Deposit may not exceed the difference, if any, between the amount available as a contribution up to the limit of $8,000 and the contribution made to a Puerto Rico individual retirement account, or as otherwise provided by the PR-Code, (ii) the Actual Deferral Percentage test limitation set forth in Plan Section 4.3 and Section 4.3 of this Appendix, and
(iii) the Annual Addition limitation set forth in Plan Section 13.1.

        (b) The provisions of paragraph (e) of Plan Section 4.2 pertaining to "catch-up" Before Tax Deposits shall not apply to Puerto Rico-based Participants.

        4.3 Additional Contribution Deferral Limitation. In addition to the limitations on Compensation Deferral Contributions set forth in Plan Section 4.3, Compensation Deferral Contributions by a Puerto Rico-based Participant shall not exceed the limitation on contributions by or on behalf of the Top One-Third Highly Compensation Employees under PR-Code Section 1165(e), as provided in this Section 4.3 with respect to each Plan Year. In the event that

Compensation Deferrals Contributions under the Plan by or on behalf of the Top One-Third Highly Compensated Employees exceed the limitations of this Section for any reason, such excess contributions shall be recharacterized as After Tax Deposits or such excess contributions, adjusted for any income or loss allocable thereto, shall be returned to such Participant, as provided in Plan Section 4.5.

                (a) The Compensation Deferral Contributions by Participants for a Plan Year shall satisfy the Actual Deferral Percentage test under the PR-Code as set forth in subparagraph (i) below, or to the extent not precluded by applicable regulations, the alternate Actual Deferral Percentage test as set forth in (ii) below:

                        (i) The average "Actual Deferral Percentage" for the Top
                One-Third Highly Compensated Employees shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 1.25, or

                        (ii) The excess of the average Actual Deferral
                Percentage for the Top One-Third Highly Compensated Employees over the average Actual Deferral Percentage for all non-Top One-Third Highly Compensated Employees shall not be more than two (2) percentage points and the average Actual Deferral Percentage for the Top One-Third Highly Compensated Employee shall not be more than the average Actual Deferral Percentage of all non-Top One-Third Highly Compensated Employees multiplied by 2.0.

                (b) For the purpose of this Section 4.3 only, the following definitions shall apply:

                        (i) "Actual Deferral Percentage" shall mean, with
                respect to the group of all Top One-Third Highly Compensated Employees and the group of all non-Top One-Third Highly Compensated Employees for a Plan Year, the ratio, calculated separately for each Participant in such group, of the amount of the Participant's Compensation Deferral Contribution for such Plan Year, to such Participant's Compensation for such Plan Year, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code Section 1165(e). For purposes of computing the Actual Deferral Percentage, an Eligible Employee who would be a Participant but for the failure to make Before Tax Deposits shall be treated as a Participant on whose behalf no Before Tax Deposits are made.

                        (ii) "Participant" shall mean any Eligible Puerto
                Rico-based Employee who satisfied the requirements under Plan
                Article III during the Plan Year, whether or not such Eligible Employee elected to contribute to the Plan for such Plan Year.

                        (iii) "Compensation Deferral Contributions" shall mean
                amounts contributed to the Plan by a Participant as Before Tax Deposits pursuant to Section 4.1 of this Appendix, including any other amounts prescribed under

                PR-Code Section 1165(e) and applicable regulations. To the extent determined by the Committee and in accordance with regulations issued by the Puerto Rico Secretary of the Treasury, matching contributions and qualified nonelective contributions on behalf of a Participant that satisfy the requirements of PR-Code Section 1165(e)(3)(D)(ii) may also be taken into account for the purpose of determining the Actual Deferral Percentage of such Participant.

                        (iv) "Compensation" shall mean compensation as defined
                in PR-Code Section 1165(e) and applicable regulations.

                (c) In the event that as of the first day of Plan Year, the Plan satisfies the requirements of PR-Code Section 1165(a) only if aggregated with one or more other plans which include arrangements under PR-Code
        Section 1165(e), then this Section 4.3 shall be applied by determining the Actual Deferral Percentages of Participants as if all such plans were a single plan, in accordance with regulations prescribed by the Secretary of the Treasury under PR-Code Section 1165(e). Plans may be considered one plan for purposes of satisfying PR-Code Section 1165(e) only if they have the same Plan Year.

                (d) For the purpose of this Section 4.3, the "Actual Deferral Percentage" for any Top One-Third Highly Compensated Employee who is a Participant under two or more PR-Code Section 1165(e) arrangements of the Company shall be determined by taking into account the Top One-Third Highly Compensated Employee's Compensation under each such arrangement and contributions under each such arrangement which qualify for treatment under PR-Code Section 1165(e) in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury under PR-Code
        Section 1165(e). If the arrangements have different Plan Years, this paragraph shall be applied by treating all such arrangements ending with or within the same calendar year as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate plans if mandatorily disaggregated pursuant to regulations under Code Section 401(k).

                (e) For purposes of the Actual Deferral Percentage test, Compensation Deferral Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which such contributions relate.

                (f) The determination and treatment of Compensation Deferral Contributions and the Actual Deferral Percentage of any Participant under this Section 4.3 shall satisfy such other requirements as may be prescribed by the Puerto Rico Secretary of the Treasury.

                (g) The Committee shall keep or cause to have kept such records as are necessary to demonstrate that the Plan satisfies the requirements of PR-Code Section 1165(e) and the regulations thereunder, in accordance with regulations prescribed by the Puerto Rico Secretary of the Treasury.

                (h) Notwithstanding any provision of this Appendix A to the contrary, to the extent permitted by the PR-Code and its regulations, all Employees employed by the Company and any affiliated employer that participates in the Plan may be aggregated for purposes of determining compliance by the Plan with the actual deferral percentage test of Section 1165 of the PR-Code and the determination of Top One-Third Highly Compensated Employees.

        4.4 Plan Section 4.4. The provisions of Plan Section 4.4 entitled "Provisions for Return of Excess Before Tax Deposits over $11,000" shall be applied by substituting the dollar limitation contained in Section 4.2 of this Appendix for the "$11,000 limitation" in each place it appears.

        4.5 Plan Section 4.5. The provisions of Plan Section 4.5 entitled "Provision for Recharacterization or Return of Excess Deferrals by Highly Compensated Participants" shall be applied as follows:

                (a) "Highly Compensated Employee and Top One-Third Highly Compensated Employee" shall be substituted for "Highly Compensated Employee" in each place it appears.

                (b) Any reference to Code Sections shall include reference to the corresponding PR-Code Section unless the context clearly indicates otherwise. For example, references to "Code Section 401(k)" and "Code
        Section 404" shall include references to PR-Code Section 1165(e) and PR-Code Section 1023(n), respectively.

                (c) The leveling method shall be modified to begin with the Top One-Third Highly Compensated Employee who has the highest deferral percentage.

        4.6 Reserved for Future Modification.

        4.7 Plan Section 4.8. In addition to the provisions of Plan Section 4.8 entitled "Character of Deposits," Before Tax Deposits shall be treated as employer contributions for purposes of PR-Code Section 1165(e).

        4.8 Plan Section 4.9. For purposes of Plan Section 4.9, a "Direct Rollover Contribution" or a "Participant Rollover Contribution" from a retirement plan qualified under PR-Code Section 1165(a) (unless such plan is also qualified under Code Section 401(a)) or an "IRA Rollover Contribution" from a Puerto-Rico individual retirement account or annuity shall not be permitted under the Plan.

                                     PART V
                      TRUST FUND AND COMPANY CONTRIBUTIONS

        The provisions of Article V shall apply to all Puerto Rico-based Employees except as set forth below:

        5.1 Plan Section 5.3. To the extent permissible under ERISA and the Code, each contribution made by the Company to the Plan under Plan Section 5.3 with respect to a Puerto Rico-based Participant shall be made only to the extent that the Company has current or accumulated earnings and profits, as determined under the PR-Code, and is expressly conditioned on the deductibility of such contribution under Section 1023(n) of the PR-Code for the taxable year for which contributed. If the Puerto Rico Department of Treasury disallows the deduction, or if the contribution was made by a mistake of fact, such contribution shall be returned to the Company within one (1) year after the disallowance of the deduction (to the extent disallowed), or after the payment of such contribution, respectively. Such contributions to the Plan by the Company shall be paid to the Trustee not later than the date for filing the Company's Puerto Rico income tax return for the taxable year in which such payroll period falls, including any extensions thereof.

        5.2 Plan Section 5.6. The provisions of Plan Section 5.6 entitled "Irrevocability" shall be applied by including a corresponding reference to "PR-Code Section 1165(a)" and "PR-Code Section 1023(n)" in each place "Code
Section 401(a)" and "Code Section 404" appears, respectively

                                     PART VI
                            ACCOUNTS AND ALLOCATIONS

        The provisions of Article VI of the Plan shall apply to all Puerto Rico-based Employees.

                                    PART VII
                            VESTING IN PLAN ACCOUNTS

        The provisions of Article VII of the Plan shall apply to all Puerto Rico-based Employees.

                                    PART VIII
                            PAYMENT OF PLAN BENEFITS

        The provisions of Article VIII of the Plan shall apply to all Puerto Rico-based Employees except as set forth below:

        8.1 Plan Section 8.2(a). Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under Section
8.2 of the Plan, a distributee who is a Puerto Rico-based Participant may request, at the time and in the manner prescribed by the Committee, to have the entire portion of a lump-sum distribution from the Plan paid directly to a "Puerto Rico Eligible Retirement Plan" (as defined below) in a direct rollover. For purposes of this paragraph, the term "Puerto Rico Eligible Retirement Plan" means a qualified trust described in Section 1165(a) of the PR-Code and an individual retirement account or annuity described in Sections 1169(a) and (b) of the PR-Code, respectively, that accepts the Puerto Rico-based Participant's eligible rollover distribution.

        8.2 Plan Section 8.4. In addition to the provisions of Plan Section 8.4 entitled "Designation of Beneficiary," the following rules shall apply to a Participant, as defined in Section 2.6 of this Appendix:

                (a) In the event a deceased Participant is not a resident of Puerto Rico at the date of his or her death, the Committee, in its discretion, may require the establishment of ancillary administration in Puerto Rico.

                (b) If the Committee cannot locate a qualified personal representative of the deceased Participant, or if administration of the deceased Participant's estate is not otherwise required, the Committee, in its discretion, may pay the deceased Participant's interest in the Trust Fund to his or her heirs at law (determined in accordance with the laws of the Commonwealth of Puerto Rico) as they existed at the date of the Participant's death.

        8.3 Plan Section 8.5. Notwithstanding Sections 8.5(a)(i), (ii), (iii),
(iv) and (v) of the Plan, a hardship withdrawal of a Puerto Rico-based Participant under Plan Section 8.5 shall only be permitted on account of:

                (a) A deductible medical expense (within the meaning of Section 1023(aa)(2)(p) of the PR-Code) incurred by or necessary for the Puerto Rico-based Participant, or the Puerto Rico-based Participant's spouse, children or dependents;

                (b) Purchase of the Puerto Rico-based Participant's principal residence (not including mortgage payments);

                (c) Tuition payments for the next 12 months of post-secondary education for the Puerto Rico-based Participant, or the Puerto Rico-based Participant's spouse, child or dependents; and

                (d) Rent or mortgage payments to prevent the Puerto Rico-based Participant's eviction from or the foreclosure of the mortgage of the Puerto Rico-based Participant's principal residence.

In addition, hardship withdrawals of a Puerto Rico-based Participant under Plan
Section 8.5 shall be permitted for such other event as the regulations under the PR-Code or the Puerto Rico Department of the Treasury may allow.

                The provisions of Plan Section 8.5 entitled "Hardship Withdrawal Rule" shall be applied by substituting "12-month period" for the "6-month period" in each place it appears.

                Also, a hardship withdrawal shall be authorized by the Committee only if the Committee, based on the Puerto Rico-based Participant's representation and such other facts as are known to the Committee, determines that the following additional condition is or will be satisfied: The Puerto Rico-based Participant shall not be permitted to make Before Tax Deposits during such Puerto Rico-based Participant's taxable year immediately following the taxable year of the hardship withdrawal that are in excess of the limit applicable to Before Tax Deposits under the PR-Code for such immediately following taxable year less the amount of such Puerto Rico-based Participant's Before Tax Deposits for the taxable year in which such Puerto Rico-based Participant made the hardship withdrawal.

        8.4 Plan Section 8.6(a). Notwithstanding the provisions of Plan Section 8.6(a) entitled "Distribution Rules," in the case of a Puerto Rico-based Participant in no event shall any benefits under the Plan, including benefits upon retirement, Severance, or Disability, be paid (or commence to be paid) to a participant prior to the "Consent Date" (as defined herein) unless the Participant consents in writing to the payment (or commencement of payment) of such benefits prior to said Consent Date. As used herein, the term "Consent Date" shall mean the later of (i) the Participant's 62nd birthday, or (ii) the Participant's Normal Retirement Age. Notwithstanding the foregoing, the provisions of this Paragraph shall not apply (i) following the Participant's death, or (ii) with respect to a lump sum distribution of the vested portion of a Participant's Accounts if the total amount of such vested portion does not exceed or has never exceeded $5,000.

        8.5 Plan Section 8.6(c). Notwithstanding the provisions of Plan Section 8.6(c) entitled "Distribution Rules," Section 8.3 of this Appendix or Plan
Section 8.6(b), in the case of a Puerto Rico-based Participant distributions of the entire vested portion of a Participant's Accounts shall be made no later than the Participant's Required Beginning Date, or, if such distribution is to be made over the life of such Participant or over the lives of such Participant and a Beneficiary (or over a period not extending beyond the life expectancy of such participant and Beneficiary) then such distribution shall commence no later than the Participant's Required Beginning Date. Required Beginning Date shall mean:

                (a) For the period prior to January 1, 1989, April 1 of the calendar year following the later of the calendar year in which the Participant (i) attains age 70-1/2, or (ii) retires; provided, however, the foregoing clause (ii) shall not apply with respect to a Participant who is a Five Percent Owner (as defined in Code Section 416(i)) at any time during the five Plan Year period ending in the calendar year in which the Participant attains age 70-1/2. If the Participant becomes a Five Percent Owner during any Plan Year subsequent to the five Plan Year period referenced above, the Required Beginning Date under this Paragraph (a) shall be April 1 of the calendar year following the calendar year in which such subsequent Plan year ends.

                (b) For the period after December 31, 1988, April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2; provided, however, if the Participant attains age 70-1/2 before January 1, 1988 and the Participant was not a Five Percent Owner at any time during the Plan Year ending with or within the calendar year in which such Participant attains age 66-1/2 or any subsequent Plan Year, then this Paragraph (b) shall not apply and the Required Beginning Date shall be determined under Paragraph (a) above.

        8.6 Plan Section 8.11(c). The provisions of Plan Section 8.11(c) entitled "Additional Documents" shall be applied by including reference to "Puerto Rico" in each place "State or Federal" appears.

        8.7 Plan Section 8.12. The provisions of Plan Section 8.12 entitled "Trustee-Trustee Transfers" shall be applied by including a corresponding reference to "PR-Code Section 1165" in each place "Code Section 401" appears.

                                     PART IX
                           PLAN ARTICLES IX THROUGH XI

        The provisions of Articles IX through XV of the Plan shall apply to all Puerto Rico-based Employees.

                                     PART X
                                PLAN ARTICLE XII

                             TERMINATION AND MERGER

        The provisions of Article XII of the Plan shall apply to all Puerto Rico-based Employees except as follows:

        10.1 Right to Terminate Plan. Notwithstanding any provision of the Plan to the contrary, the Trustee shall not be required to make any distribution from the Trust to a Puerto Rico-based Participant in the event the Plan is terminated, until such time as the Puerto Rico Department of the Treasury shall have determined in writing that such termination will not adversely affect the prior qualification of the Plan under the PR-Code.

        10.2 Plan Section 12.2. Any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust to, another trust fund as applied to a Puerto Rico-based Participant will be limited to the extent such other plan and trust are qualified under Section 1165(a) of the PR-Code.

                                     PART XI
                          PLAN ARTICLES XIII THROUGH XV

        The provisions of Articles XIII through XV of the Plan shall apply to all Puerto Rico-based Employees.

                                    PART XII
                            MISCELLANEOUS PROVISIONS

        The provisions of Article XVI of the Plan shall apply to all Puerto Rico-based Employees except as follows:

        12.1 Plan Section 16.5. In addition to the provisions of Plan Section
16.5 entitled "Interpretation," the provisions of the Plan shall be interpreted in a manner consistent with the Plan satisfying (i) the requirements of PR-Code
Section 1165(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of PR-Code Section 1165(e) and related statutes for qualification as a cash or deferred arrangement to the extent such interpretation would not violate (i) the requirements of Code Section 401(a) and related statutes for qualification as a defined contribution plan and (ii) the requirements of Code Section 401(k) and related statutes for qualification as a cash or deferred arrangement.

        12.2 Plan Section 16.6. In addition to the provisions of Plan Section
16.6 entitled "Withholding for Taxes," any payments from the Trust Fund may be subject to withholding for taxes as may be required by any applicable Puerto Rico law.

        12.3 Plan Section 16.7. In addition to the provisions of Plan Section
16.7 entitled "California Law Controlling," the Committee shall determine whether all legal questions pertaining to the Plan which are not controlled by ERISA shall be determined in accordance with the laws of the Commonwealth of Puerto Rico or the laws of the State of California in the case of a Puerto Rico-based Employee or Participant.

                         ADVANCED MEDICAL OPTICS, INC.
                                  401(K) PLAN

                                   APPENDIX B
                  SPECIAL PROVISIONS RELATING TO ALLERGAN STOCK

                                     PART I
                                  INTRODUCTION

        1.1 Purpose of Appendix B. The provisions of this Appendix B shall apply to Allergan Offers (as defined in Section 5.16(a) of the Plan), the exercise of the voting rights of the Allergan Stock held by the Trust, the valuation of Allergan Stock held by the Trust, a stock split, dividend or reorganization or other recapitalization of Allergan or the issuance of rights, warrants, or options on Allergan Stock, and with respect to any required put option for Allergan Stock.

                                     PART II
                                 ALLERGAN OFFERS

        2.1 Certain Offers for Company Stock. Notwithstanding any other provision of the Plan to the contrary, in the event an Allergan Offer shall be received by the Trustee, the discretion or authority to sell, exchange or transfer any of such shares of Allergan Stock shall be determined in accordance with the following rules:

                (a) The Trustee shall have no discretion or authority to sell, exchange or transfer any Allergan Stock pursuant to an Allergan Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing by each Participant with respect to shares of Allergan Stock that are allocated to such Participant's Accounts.

                (b) To the extent there remains any residual fiduciary responsibility with respect to Allergan Stock pursuant to an Allergan Offer after application of paragraph (a) above, the Trustee shall sell, exchange or transfer such Allergan Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to an Allergan Offer, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants.

                (c) Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (e) and (o) of this Section, sell, exchange or transfer pursuant to such Allergan Offer, only such shares as to which such instructions were given. The Committee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

                (d) In the event, under the terms of an Allergan Offer or otherwise, any shares of Allergan Stock tendered for sale, exchange or transfer pursuant to such Allergan Offer may be withdrawn from such Allergan Offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such Allergan Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants entitled under this paragraph (a) to give instructions as to the sale, exchange or transfer of shares pursuant to such Allergan Offer.

                (e) In the event that an Allergan Offer for fewer than all of the shares of Allergan Stock held by the Trustee in the Trust shall be received by the Trustee, each Participant shall be entitled to direct the Trustee as to the acceptance or rejection of such Allergan Offer (as set forth herein) with respect to the largest portion of such Allergan Stock as may be possible given the total number or amount of shares of Allergan Stock the Plan may sell, exchange or transfer pursuant to the Allergan Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Allergan Offer, each on a pro rata basis in accordance with the maximum number of shares each such Participant would have been permitted to direct under paragraph (a) had the Allergan Offer been for all shares of Allergan Stock held in the Trust.

                (f) In the event an Allergan Offer is received by the Trustee and instructions have been solicited from Participants regarding such Offer, and prior to termination of such Allergan Offer, another Allergan Offer is received by the Trustee for the Allergan Stock subject to the first Allergan Offer, the Trustee shall inform the Committee of such other Allergan Offer and the Committee shall use its best efforts under the circumstances to solicit instructions from the Participants (i) with respect to securities tendered for sale, exchange or transfer pursuant to the first Allergan Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Allergan Stock so withdrawn for sale, exchange or transfer pursuant to the second Allergan Offer and (ii) with respect to Allergan Stock not tendered for sale, exchange or transfer pursuant to the first Allergan Offer, whether to tender or not to tender such Allergan Stock for sale, exchange or transfer pursuant to the second Allergan Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in paragraph (a) of this Section. With respect to any further Allergan Offer for any Allergan Stock received by the Trustee and subject to any earlier Allergan Offer (including successive Allergan Offers from one or more existing offers), the Trustee shall act in the same manner as described above.

                (g) With respect to any Allergan Offer received by the Trustee, the Trustee shall inform the Sponsor of such Allergan Offer and the Sponsor shall distribute, at its expense, copies of all relevant material including but not limited to material filed with the Securities and Exchange Commission with such Allergan Offer or regarding such Allergan Offer, which shall seek confidential written instructions from each Participant who is entitled to respond to such Allergan Offer pursuant to paragraph (a). The identities of Participants, the amount of Allergan Stock allocated to their Accounts, and the Compensation of each Participant shall be determined from the list of Participants delivered to the Sponsor by the Committee which shall take all reasonable steps necessary to provide the Sponsor with the latest possible information.

                (h) The Sponsor shall distribute and/or make available to each Participant who is entitled to respond to an Allergan Offer pursuant to paragraph (a), an instruction form to be used by each such Participant who wishes to instruct the Trustee. The instruction form shall state that (i) if the Participant fails to return an instruction form to the Trustee by the indicated deadline, the Allergan Stock with respect to which he or she is entitled to give instructions shall not be sold, exchanged or transferred pursuant to such Allergan Offer, (ii) the Participant shall be a named fiduciary (as described in paragraph (m) below) with respect to all shares of Allergan Stock for which he or she is entitled to give instructions, and (iii) the Company acknowledges and agrees to honor the confidentiality of the Participant's instructions to the Trustee.

                (i) Each Participant may choose to instruct the Trustee in one of the following two ways: (i) not to sell, exchange or transfer any shares of Allergan Stock for which he or she is entitled to give instructions, or (ii) to sell, exchange or transfer all Allergan Stock for which he or she is entitled to give instructions. The Sponsor shall follow up with additional mailings and postings of bulletins, as reasonable under the time constraints then prevailing, to obtain instructions from Participants not otherwise responding to such requests for instructions. Subject to paragraph (e), the Trustee shall then sell, exchange or transfer shares according to instructions from Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred unless directed otherwise as provided in paragraph (b) above.

                (j) The Sponsor shall furnish former Participants who have received distributions of Allergan Stock so recently as to not be shareholders of record with the information given to Participants pursuant to paragraphs (g), (h) and (i) of this Section. The Trustee shall then sell, exchange or transfer shares according to instructions from such former Participants, except that shares for which no instructions are received shall not be sold, exchanged or transferred.

                (k) Neither the Company, the Committee nor the Trustee shall express any opinion or give any advice or recommendation to any Participant concerning the Allergan Offer, nor shall they have any authority or responsibility to do so.

                (l) The Trustee shall not reveal or release a Participant's instructions to the Company, its officers, directors, employees, or representatives (or Allergan, its officers, directors, employees, or representatives). If some but not all Allergan Stock held by the Trust is sold, exchanged, or transferred pursuant to an Allergan Offer, the Company, with the Trustee's cooperation, shall take such action as is necessary to maintain the confidentiality of Participant's records including, without limitation, establishment of a security system and procedures which restrict access to Participant records and retention of an independent agent to maintain such records. If an independent record keeping agent is retained, such agent must agree, as a condition of its retention by the Sponsor, not to disclose the composition of any Participant Accounts to the Company, its officers, directors, employees, or representatives (or Allergan, its officers, directors, employees, or representatives). The Company acknowledges and agrees to honor the confidentiality of Participants' instructions to the Trustee.

                (m) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Allergan Stock allocated to his or her Accounts under the Plan solely for purposes of exercising the rights of a shareholder with respect to an Allergan Offer pursuant to this Section 2.1 and voting rights pursuant to Section 3.1.

                (n) To the extent that an Allergan Offer results in the sale of Allergan Stock in the Trust, the Committee or the Participants, if so permitted under the terms of the Plan, shall instruct the Trustee as to the investment of the proceeds of such sale.

                (o) In the event a court of competent jurisdiction shall issue to the Plan, the Committee, the Sponsor or the Trustee an opinion or order, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the determination to be made as to whether or not Allergan Stock held by the Trustee shall be sold, exchanged or transferred pursuant to an Allergan Offer or cause any such provision or provisions to conflict with securities laws, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances, the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to such Allergan Offer, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to whether or not Allergan Stock held by the Trustee shall be sold, exchanged or transferred pursuant to such Allergan Offer.

                                    PART III
                            VOTING OF ALLERGAN STOCK

        3.1 Voting of Company Stock. Notwithstanding any other provision of the Plan to the contrary, the Trustee shall have no discretion or authority to vote Allergan Stock held in the Trust on any matter presented for a vote by the stockholders of Allergan, except in accordance with timely directions received by the Trustee from either the Committee or Participants, depending on who has the right to direct the voting of such Allergan Stock as provided in the following provisions of this Section 3.1.

                (a) All Allergan Stock held in the Trust Fund shall be voted by the Trustee as the Committee directs in its absolute discretion, except as provided in this Section 3.1(a).

                        (i) If Allergan has a registration-type class of
                securities (as defined in Code Section 409(e)(4)), then with respect to all corporate matters, each

                Participant shall be entitled to direct the Trustee as to the voting of all Allergan Stock allocated and credited to his or her Accounts.

                        (ii) If Allergan does not have a registration-type class
                of securities, then only with respect to such matters as the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of trade or business, or such similar transactions as may be prescribed in Code Section 409(e)(4) and the regulations thereunder, each Participant shall be entitled to direct the Trustee as to the voting of all Allergan Stock allocated and credited to his or her Accounts.

                (b) To the extent there remains any residual fiduciary responsibility with respect to the voting of Allergan Stock after application of paragraph (a) above, the Trustee shall vote such Allergan Stock as directed by the Committee or as directed by an independent fiduciary if duly appointed by the Sponsor. To the extent the Committee or an independent fiduciary is required to exercise any residual fiduciary responsibility with respect to the voting of Allergan Stock, the Committee or independent fiduciary shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants.

                (c) All Participants entitled to direct such voting shall be notified by Allergan, pursuant to its normal communications with shareholders, of each occasion for the exercise of such voting rights within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders either by Allergan or any other party regarding the exercise of such rights. Such Participants shall be so entitled to direct the voting of fractional shares (or fractional interests in shares), provided, however, that the Trustee may, to the extent possible, vote the combined fractional shares (or fractional interests in shares) so as to reflect the aggregate direction of all Participants giving directions with respect to fractional shares (or fractional interests in shares). To the extent that a Participant shall fail to direct the Trustee as to the exercise of voting rights arising under any Allergan Stock credited to his or her Accounts, such Allergan Stock shall not be voted unless the Trustee is directed otherwise as provided in paragraph (b) above. The Trustee shall maintain confidentiality with respect to the voting directions of all Participants.

                (d) Each Participant shall be a named fiduciary (as that term is defined in Section 402(a)(2) of ERISA) with respect to Allergan Stock for which he or she has the right to direct the voting under the Plan but solely for the purpose of exercising voting rights pursuant to this
        Section 3.1 or certain Allergan Offers pursuant to Section 2.1.

                (e) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Committee, the Sponsor or the Trustee, which shall, in the opinion of counsel to the Committee, the Sponsor or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this Section regarding the manner in which Allergan Stock held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Committee, the Sponsor or the Trustee, as the case may be, such invalid or conflicting provisions of this Section shall be given no further force or effect. In such circumstances the Trustee shall continue to follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent the Trustee is required by such opinion or order to exercise any residual fiduciary responsibility with respect to voting, the Sponsor shall appoint an independent fiduciary who shall exercise such residual fiduciary responsibility as provided in paragraph (b) above and shall direct the Trustee as to the manner in which Allergan Stock held by the Trustee shall be voted.

                                     PART IV
                          PUT OPTION FOR ALLERGAN STOCK
                       ALLOCATED TO ALLERGAN ESOP ACCOUNTS

        4.1 Put Option for Allergan Stock.

                (a) Solely in the event that a Participant receives a distribution from such Participant's Allergan ESOP Account consisting in whole or in part of Allergan Stock which at the time of distribution thereof is not readily tradable stock within the meaning of Code Section 409(h), and only to the extent required under Code Section 409(h) or 4975 or the Treasury Regulations thereunder, then such distributed Allergan Stock shall be made subject to a put option in the hands of a Qualified Holder (as defined hereinbelow), with such put option to be subject to the following provisions:

                        (i) As used herein, the term "Allergan Qualified Holder"
                shall mean the Participant or Beneficiary receiving the distribution of such Allergan Stock from such Participant's Allergan ESOP Account, any other party to whom such stock is transferred by gift or by reason of death, and also any trustee of an Individual Retirement Account (as defined under Code
                Section 408) to which all or any portion of such distributed Allergan Stock is transferred pursuant to a tax-free "rollover" transaction satisfying the requirement of Code Section 402.

                        (ii) During the sixty (60) day period following any
                distribution of such Allergan Stock from such Participant's Allergan ESOP Account, an Allergan Qualified Holder shall have the right to require the Company to purchase all or any portion of said distributed Allergan Stock held by said Allergan Qualified Holder. An Allergan Qualified Holder shall exercise such right by giving written notice to the Company within the aforesaid sixty (60) day period of the number of shares of such distributed Allergan Stock that such Allergan Qualified Holder intends to sell to the Company. The purchase price to be paid for any such Allergan Stock shall be its fair market value determined as of the Valuation Date coincident with or immediately preceding the date of the distribution.

                        (iii) If an Allergan Qualified Holder shall fail to
                exercise his or her put option right under subparagraph (ii) above, such option right shall temporarily lapse upon the expiration of the sixty (60) day period thereof. As soon as is reasonably practicable following the last day of the Plan Year in which said sixty (60) day option period expires, the Company shall notify each such non-electing Allergan Qualified Holder who is then a shareholder of record of the valuation of such Allergan Stock as of the most recent Valuation Date. During the sixty (60) day period following receipt of such valuation notice, any such Allergan Qualified Holder shall have the right to require the Company to purchase all or any portion of such distributed Allergan Stock. The purchase price to be paid therefor shall be based on the valuation of such Allergan Stock as of the Valuation Date coinciding with or next preceding the exercise of the option under this Section 4.1. If an Allergan Qualified Holder fails to exercise his or her option right under this subparagraph (iii) with respect to any portion of such distributed Allergan Stock, no further options shall be applicable under the Plan and the Company shall have no further purchase obligations hereunder.

                        (iv) In the event that an Allergan Qualified Holder
                shall exercise a put option under this Section, then the Company shall have the option of paying the purchase price of the Allergan Stock which is subject to such put option (hereafter the "Allergan Option Stock") under either of the following methods:

                                (1) A lump sum payment of the purchase price
                        within ninety (90) days after the date upon which such put option is exercised (the "Allergan Exercise Date") or

                                (2) A series of six equal installment payments,
                        with the first such payment to be made within thirty
                        (30) days after the Allergan Exercise Date and the five remaining payments to be made on the five anniversary dates of the Allergan Exercise Date, so that the full amount shall be paid as of the fifth anniversary of such Allergan Exercise Date. If the Company elects to pay the purchase price of the Allergan Option Stock under the installment method provided in this clause (2), then the Company shall, within thirty (30) days after the Allergan Exercise Date, give the Allergan Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security (if required under applicable regulations), state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Allergan Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                        (v) The put options under subparagraphs (ii) and (iii)
                above shall be effective solely against the Company and shall not obligate the Plan in any manner; provided, however, with the Company's consent, the Plan may elect to purchase any Allergan Stock that otherwise must be purchased by the Company pursuant to a Allergan Qualified Holder's exercise of any such option.

                        (vi) If at the time of any distribution of said Allergan
                Stock it is known that any applicable Federal or State law would be violated by the Company's honoring of such a put option as provided under this Section, the Company shall designate another entity that will honor such put option. Such other entity shall be one having a substantial net worth at the time such loan is made and whose net worth is reasonably expected to remain substantial.

                        (vii) In the event that an Allergan Qualified Holder is
                unable to exercise the put option provided hereunder because the Company (or other entity bound by such put option) is prohibited from honoring it by reason of any applicable Federal or State law, then the sixty (60) day option periods during which such put option is exercisable under subparagraphs (ii) and (iii) shall not include any such time during which said put option may not be exercised due to such reason.

                        (viii) Except as is expressly provided hereinabove with
                respect to any distributed Allergan Stock that is readily tradable stock within the meaning of Code Section 409(h), no Participant shall have any put option rights with respect to Allergan Stock distributed under the Plan, and neither the Company nor the Plan shall have any obligation whatsoever to purchase any such distributed Allergan Stock from any Participant or other Allergan Qualified Holder.

                        (ix) At the time of distribution of Allergan Stock that
                is not readily tradable stock within the meaning of Code Section 409(h), to a Participant or Beneficiary, the Company shall furnish to such Participant or Beneficiary the most recent annual certificate of value prepared by the Company with respect to such Stock. In addition, the Company shall furnish to such Participant or Beneficiary a copy of each subsequent annual certificate of value until the put options provided for in this Section with respect to such distributed Allergan Stock shall expire.

                (b) Notwithstanding any other provisions of the Plan regarding a Participant's right to exercise a put option, the put option described in paragraph (a) above shall be subject to the following additional provisions:

                        (i) If the distribution constitutes a Total Distribution
                (as defined below), in the event that an Allergan Qualified Holder exercises a put option under this Section, then the Company shall have the right to pay the purchase price of the Allergan Option Stock under either of the following methods:

                                (1) A lump sum payment of the purchase price
                        within thirty (30) days after the Exercise Date; or

                                (2) A series of five substantially equal annual
                        payments with the first such payment to be made within thirty (30) days after the Exercise

                        Date. If the Company elects to pay the purchase price of the Allergan Option Stock under the installment method provided in this clause (2), then the Company shall, within 30 days after the Exercise Date, give the Allergan Qualified Holder who is exercising the put option the Company's promissory note for the full unpaid balance of the option price. Such note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the Exercise Date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the event that the Company defaults in the payment of a scheduled installment payment.

                        (ii) If the distribution does not constitute a Total
                Distribution (as defined below) in the event that an Allergan Qualified Holder exercises a put option under this Section, then the Company shall pay the purchase price of the Allergan Option Stock in a lump sum within thirty (30) days after the Exercise Date.

                For purposes of this Section, "Total Distribution" shall mean a distribution to a Participant (or his or her Beneficiary, if applicable) within one taxable year of such recipient of the entire balance to the credit of the Participant.

                (c) The foregoing provisions of this Section shall be interpreted and applied in accordance with all applicable requirements of Code Section 409(h) and the regulations issued thereunder, and shall apply only to distributions of Allergan Stock from a Participant's Allergan ESOP Account.

                                     PART V
                   OTHER PROVISIONS RELATING TO ALLERGAN STOCK

        5.1 Allergan Stock. The provisions of Appendix B shall apply for purposes of the valuation of Allergan Stock held by the Trust, or in the event of a stock split, dividend or reorganization or other recapitalization of Allergan or any rights, warrants, or options are issued on Allergan Stock.

        5.2 Valuation of Allergan Stock Allergan Stock held by the Trust shall be valued according to the following rules:

                (a) In the case of Allergan Stock that is publicly traded on a national securities exchange, such stock shall be valued by reference to the closing price of such stock on such exchange on the last trading day of the month for which such stock is being valued.

                (b) In the case of Allergan Stock that is not publicly traded on a national securities exchange, such stock shall be valued as of the first day of each Plan Year, or such other time as established by the Committee, by determining the fair market value of such stock through the use of an independent appraiser. Such fair market valuation shall be used to determine the valuation of each Participant's Accounts on each Valuation Date in such Plan Year pursuant to Section 6.4.

        5.3 Dividends, Splits, Recapitalizations, Etc. Any Allergan Stock received by the Trustee as a stock split, dividend, or as a result of a reorganization or other recapitalization of the Company shall be allocated in the same manner as the Allergan Stock to which it is attributable is then allocated.

        5.4 Stock Rights, Warrants or Options.

                (a) In the event any rights, warrants, or options are issued on Allergan Stock held in the Trust Fund, the Trustee may exercise them for the acquisition of additional Allergan Stock as directed by the Committee to the extent that cash is then available in the Allergan Stock Fund.

                (b) Any Allergan Stock acquired in this fashion shall be treated as Allergan Stock purchased by the Trustee for the net price paid and shall be allocated in the same manner as the funds used to purchase the Allergan Stock were or would be allocated under the provisions of the Plan. Thus, if the funds used consisted of funds previously allocated to the Accounts, the stock would be allocated in the manner in which the Accounts or subaccounts are debited and credited.

                (c) Any rights, warrants, or options on Allergan Stock which are not exercised may, as directed by the Committee, be sold by the Trustee and the proceeds allocated in accordance with the source of the Allergan Stock with respect to which the rights, warrants, or options were issued in accordance with rules of paragraph (b) above.

        5.5 Cash Dividends.

                (a) All cash dividends paid to the Trustee with respect to Allergan Stock that has been allocated to a Participant's Account as of the quarterly date on which the dividend is received by the Trustee shall be allocated to the Participant's Account.

                (b) If a Participant (or Beneficiary) has a current right to a distribution in Allergan Stock pursuant to Article VIII and such stock has not yet been re-registered in the name of the Participant (or Beneficiary) as of the record date of any dividend on such stock, such dividend shall be distributed to the Participant (or Beneficiary).

                (c) Cash dividends on such shares shall not be used to purchase additional shares of Allergan Stock, and shall be invested in the other investment funds under the Plan in accordance with Section 5.5 of the Plan.